ANNUAL REPORT TO SHAREHOLDERS

                                     [LOGO]
                                    GUARDIAN

                                                ANNUAL
                                                REPORT TO
                                                SHAREHOLDERS

                                                December 31, 1999

                           THE PARK AVENUE Portfolio

                                                The Guardian Park Avenue Fund(R)

                                                The Guardian Park Avenue
                                                Small Cap Fund(SM)

                                                The Guardian Asset
                                                Allocation Fund(SM)

                                                The Guardian Baillie Gifford
                                                International Fund(SM)

                                                The Guardian Baillie Gifford
                                                Emerging Markets Fund(SM)

                                                The Guardian Investment
                                                Quality Bond Fund(SM)

                                                The Guardian High Yield
                                                Bond Fund(SM)

                                                The Guardian
                                                Tax-Exempt Fund(SM)

                                                The Guardian Cash
                                                Management Fund(SM)

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Dear Shareholder:
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                           CAN TREES GROW TO THE SKY?

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Frank J. Jones, Ph.D.
Chief Investment Officer,
Co-Portfolio Manager
The Guardian Park
Avenue Fund

As of February 2000, the U.S. economy had grown for 106 consecutive months (the current expansion began during April 1991), exceeding the longest post-World War II expansion of 1961-69, which was supported by the Vietnam War. And yet, the economy at present shows no significant geriatric strains.

The current stock market rally began during October 1990 (some say the structural bull market began in 1982), and the S&P 500 Index(1) has returned over 20% for five consecutive years from 1995 through 1999, an unprecedented run.

      Are these two streaks related? Can these two streaks continue? If not, when will they end? This report addresses these key questions.

      First, are they related? Obviously. Economists fret that a weakening economy will weaken corporate profits and, thus, the stock market. On the other hand, Alan Greenspan frets that a stock market correction will cause an economic correction through the wealth effect, that is, funding consumption out of wealth, rather than income. Who is right in terms of causality? Probably both. A weakening in either the economy or the stock market could affect the other.

      Can these two streaks continue? That is, can trees grow to the sky? It seems clear that the economy and the stock market cannot continue to grow at their recent pace. Real Gross Domestic Product (GDP) grew by 4% during 1999 (down from 4.6% during 1998), and the unemployment rate is 4.1%, the lowest since 1969. Greenspan is appropriately concerned about labor shortages and resulting labor cost increases, which has heretofore been mitigated by immigration, job insecurity resulting from continuing corporate restructuring, and other factors.

      With respect to the stock market, stock prices have outgrown earnings for several years. The price-to-earnings ratio for the S&P 500 was 31.49 at the end of 1999, significantly the highest since World War II. The S&P 500 cannot continue to return 20% every year--the average return over the period from 1926-1999 was 11.35%.

      As the noted economist Herb Stein profoundly said, "If a trend cannot continue, it will stop." Thus, these two trees cannot grow to the sky. But when will they stop growing? Most immediately, will they stop growing during 2000? This is the timely question. To put the answer before the reasoning, we expect growth in the economy and the stock market to moderate during 2000, but do not expect significant reversals.

      Before we proceed, however, we should comment on the other major financial market, the bond market, which is related to our expectation for 2000. If the economy and the stock markets received grades of "A" during 1999, the bond market received a "D-". 1999 experienced the second worst bond market performance since 1973, the worst being 1994. This weak showing by bonds during 1999 was no surprise. During 1994, an even weaker year for bonds, the Federal Reserve (Fed) tightened six times, increasing the Fed funds rate from 3% to 5.5%. During 1999, the Fed tightened three times, increasing the rate from 4.75% to 5.50%.

      The bond market never responds well to Fed tightening. But the three Fed tightenings during 1999 and the two or perhaps more expected during 2000 should moderate economic growth during 2000 to a level of about 3% - 3 1/2%, which is currently thought to be "sustainable," without causing a recession or even a severe economic softening. That is, the weak bond market during 1999 planted the seeds for a moderation in the economy during 2000.

THE ECONOMY

      As indicated, as of February, the U.S. economy will have experienced its longest post-World War II economic expansion, accompanied by a low unemployment rate (the lowest in 29 years) and also moderate inflation. This combination of desirable conditions, previously thought to be too good to be true, has been referred to as the "New Economy" or "New Paradigm".

      Among the reasons for this salutary environment are the following. First, productivity has been quite high due to, among other factors, technology. Second, monetary policy (due to Alan Greenspan) and fiscal policy (due primarily to the strong economy resulting in a federal budget surplus) have been prudent. Third, several factors have mitigated inflation. They include globalization, the strong U.S. dollar, the (until recently) economic slowdown in Asia (and its effect on commodity prices) and improved technology (including e-commerce), all leading to weaker pricing power. Weaker labor unions, the increased use of "temps" and the increased use of stock options rather than salary have also moderated wage inflation. And fourth, the strong stock market has been both a cause and an effect of the long expansion.

      Looking back, why have past economic expansions ended? The first reason has been the inventory cycles. However, while there will be some inventory adjustment from the fourth

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(1) The Standard & Poor's (S&P 500) Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity.

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quarter of 1999 through the first quarter of 2000, due to Y2K, prudent inventory management, including "just in time" inventory, may have rendered the inventory cycle obsolete. The second is inflation (at times caused by oil shocks) and a resulting aggressive Fed tightening. This is the reason we had recessions in 1960, 1970, 1980 and 1990. This threat to economic expansion is alive and well, as indicated below.

      There are three risks to the current economic expansion. The first is continued above sustainable economic growth, leading to incipient inflation, perhaps supported by increased oil prices, resulting in an aggressive Fed tightening of interest rates (a la 1994).

The second is the current high trade deficit (a net import of goods and services financed by international investment in U.S. financial markets). This excess of imports over exports has satisfied the strong U.S. demand for consumer goods and perhaps abated inflationary forces resulting from excess demand for domestic production. This deficit could lead to a self-reinforcing cycle of:

      o     Weaker U.S. Dollar;

      o     Withdrawal of international funds from U.S.; and

      o     Weaker U.S. stock and bond markets.

      Finally, there is the current high consumption (that is, a low, even negative, savings rate) supported by the "wealth effect", due to a strong stock market and strong residential housing prices. A decline in the stock market (which Alan Greenspan has long thought to be overvalued) could cause a significant decline in consumption, which is approximately two-thirds of GDP, and cause a consumption-led recession during 2000.

      Our expectation for the economy is that fundamental growth will remain unsustainably strong and the Fed will raise rates two or more times during the first half of 2000. However, adroit Fed policy will lead to approximately 3% growth during 2000, which may be sustainable without inflation. The two or three Fed tightenings expected during 2000 will increase yields during the first half of 2000, but due to moderated economic growth, yields should be lower than they are now by the end of 2000, providing moderate returns on bonds during 2000. The two other risks mentioned will remain, but we do not believe that they will cause an end to the expansion during 2000.

THE STOCK MARKET

      The current bull market began during October of 1990, and the S&P 500 has returned over 500% (including dividends) since then. In addition, as indicated, the S&P 500 has returned over 20% annually during 1995-1999. Three fundamental reasons for the long bull market are: the decline in interest rates; high profit growth (due largely to the long economic expansion); and the decline in the common stock risk premium. The risk premium has declined, as more individual investors have become comfortable with the stock market, partly due to its long sustained growth.

      The main theme of the 1999 stock market was technology stocks. Technology stocks tend to be growth rather than value stocks, but are dispersed across large, mid and small capitalization stocks. In this regard, the S&P 500 returned 21.04% during 1999, while the S&P 500, exclusive of its technology issues, returned only 2% and the technology sector (which represents approximately 29.7% of the S&P 500) returned 74.76%. In addition, for non-technology stocks, the stock market was unforgiving for stocks with weak earnings and rewarding for those with strong earnings (for example, during 1999 Pfizer and GE returned -21.50% and 53.56%, respectively). At the opposite end of the technology sector in the return universe was the utility sector, which behaves like bonds, and returned -5.81% (as measured by the Dow Jones Utilities Average).(2)

      Our expectation for the stock market is that while the market will exhibit considerable volatility during 2000, due both to specific events and consumer psychology, and while the S&P 500 will not return 20% or more during 2000, the S&P 500 return will be moderate and more consistent with average historical returns (11.35% over the period 1926-1999). There will again, however, be considerable disparity among sectors and stocks. In particular, while there will again be many technology "winners," there will also be many bankruptcies and other weaknesses within technology stocks. This would be expected because many of 1999's technology IPOs are basically yesterday's venture capital companies going public prematurely, at least by previous standards.

OVERVIEW

      Given our expectations for the economy and Fed behavior, bond yields should increase early during the year, decrease later in the year, and bond investors should experience a moderate return during 2000. Bonds returns, however, will be much more competitive with stock returns than they were during 1999.

      Stock investors should keep their seat belts on during 2000. Volatility due to specific events, such as earnings announcements, and other factors related to investor psychology will be high. But overall, the stock market, based on reasonable corporate profits, should provide reasonable returns, although most likely not the 20% returns on the S&P 500 that we have experienced for the last five years.

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(2) The Dow Jones Utilities Average is an unmanaged average of utility stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. utility sector performance.

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      This overview would not be complete without a comment on last year's winner, technology stocks. Our sense is that, on average, technology stocks will, despite considerable volatility, perform well during 2000. There will be a major difference from 1999, however. During 1999, the flow of capital into technology stocks was bountiful and, perhaps, indiscriminate. Many technology stocks attracted funds even in the absence of actual profits, expected profits or even revenues.

      During 2000, however, while earnings growth will remain large and capital will continue to flow into the technology sector, the funds will flow into the sector in a much more judicious manner. There will be some big winners and perhaps many big losers. This outcome would not be unexpected because many of these new corporations were fundamentally venture capital companies which were able to conduct IPOs only because of the bountiful and indiscriminate capital flows. The easy money in this sector is gone; it's time for the pros.

Regards,


/s/ Frank J. Jones, Ph.D.

Frank J. Jones, Ph.D.
President, The Park Avenue Portfolio

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THE PARK AVENUE PORTFOLIO

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Table of Contents
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                                                        PORTFOLIO    SCHEDULE
                                                         MANAGER        OF
                                                        INTERVIEW   INVESTMENTS
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THE GUARDIAN PARK AVENUE FUND                               2           21

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THE GUARDIAN PARK AVENUE SMALL CAP FUND                     6           24

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THE GUARDIAN ASSET ALLOCATION FUND                          8           27

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THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND             10          28

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THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND          12          30

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THE GUARDIAN INVESTMENT QUALITY BOND FUND                   14          33

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THE GUARDIAN HIGH YIELD BOND FUND                           16          35

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THE GUARDIAN TAX-EXEMPT FUND                                18          38

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THE GUARDIAN CASH MANAGEMENT FUND                           20          40

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FINANCIAL STATEMENTS                                                    42

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NOTES TO FINANCIAL STATEMENTS                                           50

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FINANCIAL HIGHLIGHTS                                                    60
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The Guardian Park Avenue Fund
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Larry Luxenberg, C.F.A.                           John B. Murphy, C.F.A.
Co-Portfolio Manager                              Co-Portfolio Manager

OBJECTIVE: Long-term growth of capital

PORTFOLIO: At least 80% common stocks and
           securities convertible into common stocks

INCEPTION: June 1, 1972

NET ASSETS AT DECEMBER 31, 1999: $3,842,485,476

Q. HOW DID THE FUND PERFORM IN 1999?

A. For an unprecedented fifth consecutive year, The Guardian Park Avenue Fund had a return of more than 20%. The Fund earned a total return of 30.25%1 for the year compared to 21.04% for the S&P 500 Index,2 a margin of 9.21%. Once again, this was a year of high volatility in the stock market. As the year began, there was continuing concern about the global financial crisis as Brazil's economy became only the latest to get crushed. By spring, however, it became apparent that a global recovery was under way, particularly in some of the hardest hit areas of Asia, such as Korea. By year-end the concern had shifted 180 degrees: financial markets had come to believe the real threat was too high a rate of growth, which could potentially re-ignite inflation. All year the market continued to compress major moves--which had once taken years--into a matter of months.

      Once again, the market also retained its narrow focus. In fact, according to Merrill Lynch,3 half of the S&P 500 stocks actually were down on the year. The S&P 500's equally weighted index was up only 11.6%, a little over half of the S&P 500 Index, which is weighted by the market capitalization of the companies included in the Index. While real estate and other value stocks got decimated, technology stocks soared. The rapid spread of the Internet and improvements in networking and mobile communications as well as preparations for Y2K spurred huge demand for technology. The NASDAQ Composite Index,4 viewed now as a proxy for large technology stocks, was up 86%, with much of that coming late in the year.

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"The main factors contributing to our good performance in 1999 were our assessments that technology and growth stocks would do well. We were overweighted in technology stocks all year and continued that posture heading into 2000."
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Q. WHAT FACTORS AFFECTED PERFORMANCE IN 1999?

A. The main factors contributing to our good performance in 1999 were our assessments that technology and growth stocks would do well. We were overweighted in technology stocks all year and continued that posture heading into 2000. Technology stocks began to rally in the fall of 1998 and by late winter many market strategists believed that their run was over.

      In less than two weeks in mid-April, cyclical and deep value stocks--stocks which are normally poor performers but can make large increase in value when the economy expands--had their biggest rally in a quarter-century, and the technology rally looked like history. After an intensive review of our portfolio in early summer, we decided to remain with our basic position. The biggest change we made was adding a heavier weighting of mid-and small cap stocks to the mix and we continued that through year-end. The addition of Yahoo! to the S&P 500 in December brought the S&P 500's pure Internet weighting (along with America Online) to almost 2.5%, reflecting the market's assessment of the powerful transformation of the U.S. economy.

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(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5% except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 25, 1988, shares of the Fund were offered at a higher sales charge, so that actual returns would have been somewhat lower.

(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(3)   From Merrill Lynch "Style Performance Monitor," January 7, 2000

(4) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market Stocks. The NASDAQ Composite Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

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Q. WHAT STRATEGIES DO YOU USE TO MANAGE THE FUND?

A. We have for many years employed a combination of quantitative techniques and fundamental judgements. We believe that this is the best way to achieve consistently outstanding returns. As always, we continue to refine our growing cluster of quantitative techniques. With a fast-changing economy and volatile market, managers need to constantly explore new strategies and be alert to declining effectiveness of older techniques. The rapid changes in the economy are affecting nearly all industries and our analysts attempt to keep up with the most important developments in such far-flung areas as telecommunications, genomics (the study of genetics and DNA) and the Internet, as well as the ramifications for older industries.

Q. WHAT DO YOU ENVISION FOR THE STOCK MARKET IN 2000?

A. Now that all the millennium hoopla has died down and Y2K's passage proved uneventful, we look forward to another interesting year. The first few weeks of the year had more volatility and excitement compressed into them than many prior years. Once again, the financial markets focus intensely on the Federal Reserve Board, with most people expecting from one to three more rate increases. Overall, the economy remains robust, with growth accelerating and inflation subdued even as this expansion becomes the longest in U.S. history. The valuation in the stock market is high for the narrow group of leaders but their growth and profitability are also exceptionally high.

   While the last five years have been the best in modern stock market history and volatility remains near a historic high, we continue to be optimistic. Most importantly, the economy remains in the best shape it's been in since the 1960s. Innovation is flourishing at the most rapid pace in perhaps a century and the prospects for peace around the world are the brightest in a long time. Under these circumstances, we find it hard to be pessimistic about the stock market.

The Guardian Park Avenue Fund
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                    TOP TEN HOLDINGS AS OF DECEMBER 31, 1999

     COMPANY                                         PERCENT OF TOTAL NET ASSETS
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   1.  Microsoft Corp.                                                     5.56%
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   2.  Intel Corp.                                                         2.45%
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   3.  Int'l. Business Machines                                            2.08%
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   4.  Wal-Mart Stores, Inc.                                               1.84%
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   5.  General Electric Co.                                                1.81%
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   6.  America Online, Inc.                                                1.76%
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   7.  Citigroup, Inc.                                                     1.63%
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   8.  EMC Corp.                                                           1.50%
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   9.  Motorola, Inc.                                                      1.46%
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  10.  Oracle Corp.                                                        1.45%
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The Guardian Park Avenue Fund
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                              SECTOR WEIGHTINGS OF
                               COMMON STOCKS HELD
                        BY THE FUND ON DECEMBER 31, 1999

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  [The following table was depicted as a pie chart in the printed material.]

            CREDIT CYCLICALS                              0.15%
            TRANSPORTATION                                0.69%
            UTILITIES                                     0.84%
            BASIC MATERIALS                               1.58%
            CAPITAL GOODS                                 1.84%
            CASH                                          3.34%
            ENERGY                                        5.21%
            FINANCIALS                                    7.37%
            CONSUMER CYCLICALS                            7.68%
            CONSUMER SERVICES                             7.75%
            CONSUMER STAPLES                              7.97%
            TELECOMMUNICATIONS                           18.18%
            TECHNOLOGY                                   37.40%

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                 AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 1999

                                              Inception                                            Since
                                                Date       1 Year      5 Years     10 Years      Inception
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Class A Shares (with sales charge)             6/1/72      24.39%      28.14%      19.33%          17.18%
At Net Asset Value (without sales charge)                  30.25%      29.33%      19.88%      17.38%
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Class B Shares (with sales charge)             5/1/96      26.13%         N/A         N/A          27.15%
At Net Asset Value (without sales charge)                  29.13%         N/A         N/A          27.44%
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S&P 500 Index                                              21.04%      28.51%      18.17%          13.96%
                                                                                           (since 6/1/72)
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(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where indicated. Prior to August 25, 1988, Class A shares of the Fund were offered at a higher sales charge, so actual returns would have been somewhat lower. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%), except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

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The Guardian Park Avenue Fund
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                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

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[The following table was depicted as a mountain chart in the printed material.]

                                                            1999
        The Guardian Park Avenue Fund (Class A)           $814,470
        S&P 500 Index                                     $375,338
        Cost of Living                                    $ 40,566

PERFORMANCE FOR CLASS B SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO SUCH SHARE CLASS.

A hypothetical $10,000 investment in Class A shares made at the inception of The Guardian Park Avenue Fund on June 1, 1972 has a starting point of $9,550, which reflects the current maximum sales charge for Class A shares of 4.5%. This investment would have grown to $814,470 on December 31, 1999. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P Index, a similar hypothetical investment would now be worth $375,338. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

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The Guardian Park Avenue Small Cap Fund
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Larry Luxemberg, C.F.A                            Catherine McRae
Co-Portfolio Manager                              Co-Portfolio Manager

OBJECTIVE: Long-term growth of capital

PORTFOLIO: At least 85% in a diversified portfolio of common stocks and convertible securities issued by companies with small market capitalization

INCEPTION: May 1, 1997

NET ASSETS AT DECEMBER 31, 1999: $141,461,735

Q. HOW DID THE FUND PERFORM IN 1999?

A. The Guardian Park Avenue Small Cap Fund outperformed the Russell 2000 Index(1) by 15.21% in 1999, providing a total return of 36.56%(2) versus 21.35% for the index. But it was a year in two parts. The first six months of 1999 were extraordinarily difficult, marked by rapid sector rotation, a lack of leadership, and continued investor bias toward large capitalization companies. At mid-year the Fund significantly lagged the benchmark. However, a completely different picture began to emerge in August. Technology stocks, which had been quiescent for months, started an upward march and gained momentum through year-end. At the same time, small cap stocks, which looked relatively undervalued and/or offered opportunities to participate in the New Economy, began to overtake their large cap counterparts. The combination helped vault The Guardian Park Avenue Small Cap Fund ahead of the benchmark for the year.

Q. WHAT WAS THE INVESTMENT STRATEGY FOR THE FUND?

A. The strategy of the Fund has always been to provide consistent, long-term out performance through a variety of tools, including fundamental analysis and quantitative models. We applied this formula throughout the year. From a sector standpoint, we made several bets that paid off handsomely. By late spring, we realized that the Internet was transforming the US economy. Accordingly, we overweighted sectors that we believed would benefit from the exploding demand for high-speed data, including optical networking, fiber channel, telecom, and cable. Within the Internet universe, we invested in companies that were enabling the New Economy in many ways, including: building out the Web and facilitating the delivery of content; providing services such as Web hosting, applications hosting, and e-mail to corporations; developing Web-centric software; operating business-to-business trading communities; and providing Web-based procurement. And finally, we invested heavily in radio, which has reaped the benefits of Internet brand-building. At mid-year, technology represented approximately 25% of the portfolio; at year-end technology topped 35% with telecom at 12.6% and broadcasting at 9.4%.

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"The strategy of the Fund has always been to provide consistent, long-term outperformance through a variety of tools, including fundamental analysis and quantitative models."
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Q. WHAT IS YOUR OUTLOOK FOR 2000?

A. We see more of the same for 2000. In technology, we are backing the same themes with a bias toward software providers, which should benefit as corporate information technology spending is redirected from Y2K to upgrading internal and Web-based systems. In telecom, we are focusing on the "last mile" (e.g., Digital Subscriber Line [DSL] providers and cable companies) as well as wireless and satellite companies. We are also adding to our biotech exposure. Although we are significantly underweighted in financials, we will add if the interest rate backdrop becomes more benign. We believe it is an extraordinary time for small cap investors. The emergence of the New Economy and companies formed to address its specific requirements has created unprecedented opportunities.

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(1) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses that are deducted from the Fund's returns. Likewise, return figures for the Russell 2000 index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5% except where noted. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return an principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

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The Guardian Park Avenue Small Cap Fund
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                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

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[The following table was depicted as a mountain chart in the printed material.]


                                                                12/99
        The Guardian Park Avenue Small Cap Fund (Class A)      $16,666
        The Guardian Park Avenue Small Cap Fund (Class B)      $16,928
        Russell 2000 Index                                     $16,152

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A and Class B shares of The Guardian Park Avenue Small Cap Fund and the Russell 2000 Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing shares of the Fund. For Class B shares the contingent deferred sales charge of 3% was imposed at the end of the period. The Index and Class B shares begin at $10,000.

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                    TOP TEN HOLDINGS AS OF DECEMBER 31, 1999

             COMPANY                       PERCENT OF TOTAL NET ASSETS
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          1. VeriSign, Inc.                                      1.78%
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          2. Zale Corp.                                          1.73%
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          3. Citadel Comm. Corp.                                 1.71%
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          4. BJ's Wholesale Club, Inc.                           1.65%
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          5. Valassis Comm., Inc.                                1.56%
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          6. Applied Micro Circuits Corp.                        1.33%
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          7. CMGI, Inc.                                          1.33%
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          8. Exodus Comm., Inc.                                  1.31%
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          9. SDL, Inc.                                           1.25%
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         10. Xilinx, Inc.                                        1.25%
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                       SECTOR WEIGHTINGS OF COMMON STOCKS
                    HELD BY THE FUND AS OF DECEMBER 31, 1999

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 [The following table was represented as a pie chart in the printed materials.]

            CAPITAL GOODS                                 1.17%
            BASIC MATERIALS                               1.76%
            ENERGY                                        2.84%
            CREDIT CYCLICALS                              2.18%
            UTILITIES                                     3.99%
            CASH                                          4.57%
            CONSUMER STAPLES                              6.05%
            FINANCIALS                                    9.13%
            CONSUMER CYCLICALS                            9.26%
            CONSUMER SERVICES                            13.84%
            TELECOMMUNICATIONS                           12.32%
            TECHNOLOGY                                   32.89%

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       AVERAGE ANNUAL TOTAL RETURNS(2) FOR PERIODS ENDED DECEMBER 31, 1999

                                                        Inception                   Since
                                                         Date         1 Year      Inception
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Class A Shares (with sales charge)                       5/1/97       30.56%        20.92%
At Net Asset Value (without sales charge)                             36.56%        23.03%
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Class B Shares (with sales charge)                       5/6/97       32.44%        20.01%
At Net Asset Value (without sales charge)                             35.29%        20.56%
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The Guardian Asset Allocation Fund
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Jonathan C. Jankus, C.F.A
Portfolio Manager

OBJECTIVE: Long-term total investment return consistent with moderate risk

PORTFOLIO: A mixture of equity securities, debt obligations and money market instruments; purchases shares of The Guardian Park Avenue, The Guardian Investment Quality Bond and The Guardian Cash Management Funds

INCEPTION: February 16, 1993

NET ASSETS AT DECEMBER 31, 1999: $267,945,267

Q. HOW DID THE FUND PERFORM IN 1999?

A. For the year ending December 31, 1999, the Fund's return was 12.99%(2), placing it a bit above the average 12.55% return of funds with similar objectives and policies in the Lipper(2) universe. This return also compares favorably to the 11.98% return from the Fund's passive composite benchmark (60% of the S&P 500 Index(3) and 40% of the Lehman Aggregate Bond Index(4) rebalanced monthly). Since its inception on February 16, 1993, the Fund's annualized return of 15.69% places its slightly ahead of the annualized return of 15.36% experienced by the passive composite benchmark.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. This was yet another year in which the equity market did very well, at least if you were in the right place at the right time. The overall market, as measured by the S&P 500 Index, achieved a total return of 21.04% during 1999, but the real story was being played out in the NASDAQ(5) over- the-counter market, which returned a staggering 86.13%.

      The Fund's equity allocations proved, after the fact, to be overly conservative since we reduced our equity position to below our neutral 60% level in May. Fortunately, our underlying equity portfolio (which is, in fact, The Guardian Park Avenue Fund) performed so well that we were able to overcome our caution with respect to equity exposure. We encourage the reader to read the annual review contained herein for The Guardian Park Avenue Fund for greater detail.

--------------------------------------------------------------------------------
"We manage the Fund using disciplined techniques that continue to focus our attention on the variables that are critical to the markets."
--------------------------------------------------------------------------------

Q. WHAT ARE YOUR EXPECTATIONS FOR THE COMING YEAR?

A. Our investing will, of course, continue to be guided by our quantitative model which, as of year-end, has us invested 20% in stocks, 46% in bonds and 34% in cash. This is the lowest level of stock exposure that we have ever held, and it is not a position that we take lightly.

      It would be easy and, perhaps, more entertaining to throw up concerns like the recent resignation of Boris Yeltsin, the skyrocketing price of oil or the surprising weakness of the Euro, in considering the coming year. We manage the Fund using disciplined techniques that continue to focus our attention on the variables that are critical to the markets. In particular, while interest rates have risen considerably, the equity market has ignored that fact. Historically, this has not been a harbinger of strong equity returns and we feel that the risk/return tradeoff now favors bonds.

----------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5% except where noted. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(3) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(4) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Aggregate Bond Index do not reflect any sales charges that an investor may have to pay when purchasing or selling shares of the Fund.

(5) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market Stocks. The NASDAQ Composite Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Asset Allocation Fund
----------------------------------

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                [GRAPHIC OMITTED]

[The following table was depicted as a mountain chart in the printed material.]

          S&P 500 Index                                     $38,171
          The Guardian Asset Allocation Fund (Class A)      $26,003
          Lehman Aggregate Bond Fund Index                  $15,105

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A shares of The Guardian Asset Allocation Fund, the S&P 500 Index and the Lehman Aggregate Bond Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. Each Index begins at $10,000.

PERFORMANCE FOR CLASS B SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO SUCH SHARE CLASS.

                            PORTFOLIO COMPOSITION BY
                      ASSET CLASS AS OF DECEMBER 31, 1999

                               [GRAPHIC OMITTED]

 [The following table was represented as a pie chart in the printed material.]

                               STOCKS         20%
                               BONDS          46%
                               CASH           34%

-------------------------------------------------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 1999

                                                          Inception                                              Since
                                                            Date         1 Year       3 Years       5 Years     Inception
-------------------------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)                         2/16/93        7.91%        17.04%       18.84%        14.92%
At Net Asset Value (without sales charge)                                12.99%        18.85%       19.94%        15.69%
-------------------------------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)                         5/1/96         9.08%        27.08%          N/A        27.15%
At Net Asset Value (without sales charge)                                12.09%        27.49%          N/A        27.44%
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Baillie Gifford International Fund
-----------------------------------------------

[PHOTO OMITTED]

R. Robin Menzies
Portfolio Manager

OBJECTIVE: Long-term growth of capital

PORTFOLIO: At least 80% in a diversified portfolio of common stocks of companies domiciled outside of the United States

INCEPTION: February 16, 1993

NET ASSETS AT DECEMBER 31, 1999: $164,350,016

Q. HOW DID THE FUND PERFORM?

A. The Fund performed well in 1999. The total return for the year was 37.21%,(1) compared with the total return of 27.30% of the MSCI EAFE Index.(2) Most international markets were strong. The major European markets benefited from an upturn in economic activity in the region, while the Japanese market was strong as the country moved to sort out the problems of its financial sector, which until recently has been weak. In local currency terms (Pound Sterling), the total return of the MSCI Europe ex-UK Index(3) was 37.04%, while in Yen terms, the MSCI Japan Index(4) total return was 46.79%. However, currency fluctuations had a major influence upon returns for the U.S. investor. The Euro, which was launched at the beginning of the year, was weak against the Dollar, and the MSCI Europe ex-UK Index3 had a total return of only 17.84% when expressed in Dollars. In contrast, the Japanese Yen was surprisingly strong, and in Dollar terms the MSCI Japan Index had a 61.77% total return.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. The Fund outperformed the MSCI EAFE Index for a number of reasons. Baillie Gifford specializes in picking good businesses in which to invest. We conduct a fundamental analysis of the prospects for a company, and usually meet with the management, before we consider whether or not to purchase its stock. In 1999, we had a good year at picking businesses, especially in two specific areas. Those areas were the telecommunications sector, where the Fund had an above Index exposure to mobile telephone network companies, and in Japan, where the stocks held by the Fund did significantly better than the MSCI Japan Index.

--------------------------------------------------------------------------------
"Baillie Gifford specializes in picking good businesses in which to invest. We conduct a fundamental analysis of the prospects for a company, and usually meet with the management, before we consider whether or not to purchase its stock. In 1999, we had a good year at picking businesses."
--------------------------------------------------------------------------------

Q. WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A. We still believe that inflation is likely to remain very low by historical standards, but we have become increasingly concerned about interest rates. We think that the cautious rate rises which began last year in Europe and the U.S. will continue, and that this may prove unsettling for markets in the early part of this year.

      Markets have become very narrow, and their leading stocks are very vulnerable to a setback, especially if a bout of uncertainty about the path of interest rates provides an excuse to take profits. Nevertheless, we are confident that the long term earnings prospects of our investments are strong and that the central banks of the world are determined to pre-empt inflation. This is a good background for investment in the longer term. In the meantime, it continues to be our responsibility to search for good investments among the many stocks that were left behind by 1999's amazing rally.

----------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than the original cost.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.

(3) The MSCI Europe Ex-UK Index is an unmanaged index generally considered to be representative of European stock market activity, excluding the United Kingdom. The returns for the index do not reflect expenses that are deducted from the Fund's return.

(4) The MSCI Japan Index is an unmanaged index generally considered to be representative of Japanese stock market activity. The returns for the index do not reflect expenses that are deducted from the Fund's return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Baillie Gifford International Fund
----------------------------------------------

--------------------------------------------------------------------------------
                      TOP TEN HOLDINGS AS OF DECEMBER 31, 1999

                   COMPANY                        PERCENT OF TOTAL
                                                      NET ASSETS
--------------------------------------------------------------------------------
             1.    Mannesmann AG                         4.10%
--------------------------------------------------------------------------------
             2.    Nokia OYJ                             3.96%
--------------------------------------------------------------------------------
             3.    NTT Mobile Comm. Network, Inc.        3.72%
--------------------------------------------------------------------------------
             4.    Fujitsu Ltd.                          2.94%
--------------------------------------------------------------------------------
             5.    Sonera OYJ                            2.29%
--------------------------------------------------------------------------------
             6.    LM Ericsson                           2.15%
--------------------------------------------------------------------------------
             7.    Rohm Co.                              2.00%
--------------------------------------------------------------------------------
             8.    Hitachi                               1.97%
--------------------------------------------------------------------------------
             9.    Total Fina S.A.                       1.77%
--------------------------------------------------------------------------------
            10.    Nippon Tele. & Tel. Corp.             1.72%
--------------------------------------------------------------------------------

                  PORTFOLIO COMPOSITION BY GEOGRAPHIC LOCATION
                             AS OF DECEMBER 31, 1999

                                [GRAPHIC OMITTED]

 [The following table was represented as a pie chart in the printed material.]

                        Cash                      1.5%
                        Pacific ex Japan          7.1%
                        UK                       15.1%
                        Japan                    29.2%
                        Europe ex UK             47.1%

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                [GRAPHIC OMITTED]

[The following table was depicted as a mountain chart in the printed material.]

   The Guardian Baillie Gifford International Fund (Class A)        $28,459
   MCSI/EAFE Index                                                  $26,584

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A shares of The Guardian Baillie Gifford International Fund and the MSCI/EAFE Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing shares of the Fund. The Index begins at $10,000.

PERFORMANCE FOR CLASS B SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO SUCH SHARE CLASS.

--------------------------------------------------------------------------------------------------------------------------
                               AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 1999

                                                       Inception                                                   Since
                                                         Date          1 Year         3 Years       5 Years      Inception
--------------------------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)                      2/16/93        31.04%          20.30%       17.21%         16.45%
At Net Asset Value (without sales charge)                              37.21%          22.16%       18.29%         17.23%
--------------------------------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)                       5/1/96        33.16%          20.34%          N/A         17.74%
At Net Asset Value (without sales charge)                              36.16%          20.80%          N/A         18.09%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Baillie Gifford Emerging Markets Fund
--------------------------------------------------

[PHOTO OMITTED]

Edward H. Hocknell
Portfolio Manager

OBJECTIVE: Long-term capital appreciation

PORTFOLIO: At least 65% in a portfolio of common stocks issued by emerging market companies

INCEPTION: May 1, 1997

NET ASSETS AT DECEMBER 31, 1999: $35,259,494

Q. HOW DID THE FUND PERFORM IN 1999?

A. 1999 has proved to be an excellent year for the emerging markets. The total return for the MSCI Emerging Markets Free (EMF) Index(1) was 66.4% over the 12 months; our Fund outperformed, returning 69.91%.(2) Latin America has made up some lost ground during the last three months, so the disparity in performance between the main emerging regions, Latin America, Asia and Central Europe, is not nearly as great as it has been in previous years. There have been some conspicuous winners (Korea up 92.4% and Malaysia up 114.3%, for example) and some very disappointing performances (the Czech Republic and Hungary have done particularly badly), but the most striking divergences in returns have been between industries rather than between countries.

Q. WHAT FACTORS HAVE AFFECTED THE FUND'S
PERFORMANCE?

A. We have found that sectoral themes have played an increasing role in our analysis. Our investments in India, for example, depend more for their success on the prospects for software and the Internet than on the ponderous progress of the Indian economy.

      Geographical factors remain very important; however, there is still plenty of scope for politicians to get things wrong. In Asia, where many of the leading high tech companies are based, a divide is materializing. The northern economies, especially Korea, Taiwan, Hong Kong and China, are motoring ahead, while the southerners, especially Thailand, Malaysia and the Philippines, are certainly recovering, but their longer term prospects are less exciting.

      Our view is that the current technology-led rally has further to go, and that most of the sectors, companies and countries which have been left behind still have little attraction, despite their historically significant levels of underperformance.

      In Latin America, Mexico is doing very well; the economy was growing at a 4.6% rate in the third quarter, powered by a 17% surge in exports to its northern neighbor. Mexico's proximity to the U.S. is likely to make it the best bet of the Latin markets. The apparent loss of momentum in the reform process in Brazil is overshadowing the rest of the region at the moment.

--------------------------------------------------------------------------------
"The emerging markets are beneficiaries of accelerating world growth. With recovery in Europe and Asia, and little evidence that the U.S. is slowing down, conditions are very favorable."
--------------------------------------------------------------------------------

      Turning to Europe, the central part of the region has underperformed most other emerging markets this year. Russia's problems, sluggish growth in Germany and persistent inflation explain part of this, but the main reason is that there has been more excitement elsewhere. The region lacks a well-developed technology sector. The most exciting market in this part of the world is Turkey, where the government, with IMF backing, is introducing tough reforms, and interest rates are falling as a result.

Q. WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A. The emerging markets are beneficiaries of accelerating world growth. With recovery in Europe and Asia, and little evidence that the U.S. is slowing down, conditions are very favorable. Until the central banks of the developed world apply firm pressure on the brakes, the emerging markets in general should continue to do well. We are focusing the portfolio on those businesses, especially in Asia, which have sustainable competitive advantages.

----------
(1)   The Morgan Stanley Capital International (MSCI) Emerging Markets Free
      (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5% except where noted. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Baillie Gifford Emerging Markets Fund
--------------------------------------------------

--------------------------------------------------------------------------------
                    TOP TEN HOLDINGS AS OF DECEMBER 31, 1999

                                                          PERCENT
                                                          OF TOTAL
                    COMPANY                              NET ASSETS
--------------------------------------------------------------------------------
              1.    Infosys Technology Ltd. ADR             4.68%
--------------------------------------------------------------------------------
              2.    UTI Int'l. Ltd.                         4.27%
--------------------------------------------------------------------------------
              3.    Samsung Electronics                     2.86%
--------------------------------------------------------------------------------
              4.    Telefonos de Mexico S.A. ADR            2.65%
--------------------------------------------------------------------------------
              5.    United Micro Electronic                 2.29%
--------------------------------------------------------------------------------
              6.    MIH Ltd. Tortola                        1.92%
--------------------------------------------------------------------------------
              7.    Korea Thrunet Co. Ltd.                  1.89%
--------------------------------------------------------------------------------
              8.    Indian Opportunity Fund                 1.67%
--------------------------------------------------------------------------------
              9.    Taiwan Semiconductor                    1.57%
--------------------------------------------------------------------------------
             10.    Haci Omer Sabanci Hldgs. S.A. ADR       1.57%
--------------------------------------------------------------------------------

                  PORTFOLIO COMPOSITION BY GEOGRAPHIC LOCATION
                             AS OF DECEMBER 31, 1999

                                [GRAPHIC OMITTED]

 [The following table was represented as a pie chart in the printed material.]

                            Pacific ex Japan    51.0%
                            Latin America       28.0%
                            Europe              10.7%
                            South Africa         6.5%
                            Cash                 3.8%

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                [GRAPHIC OMITTED]

[The following table was depicted as a mountain chart in the printed material.]

   The Guardian Ballie Gifford Emerging Markets Fund (Class A)      $10,431
   The Guardian Ballie Gifford Emerging Markets Fund (Class B)      $10,595
   MSCI EMF Index                                                   $10,107

--------------------------------------------------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURNS(2) FOR PERIODS ENDED DECEMBER 31, 1999

                                                    Inception                       Since
                                                      Date          1 Year         Inception
--------------------------------------------------------------------------------------------
Class A Shares (with sales charge)                   5/1/97          59.60%          1.60%
At Net Asset Value (without sales charge)                            69.91%          3.37%
--------------------------------------------------------------------------------------------
Class B Shares (with sales charge)                   5/6/97          62.37%          2.68%
At Net Asset Value (without sales charge)                            65.37%          3.40%
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Investment Quality Bond Fund
-----------------------------------------

[PHOTO OMITTED]                                   [PHOTO OMITTED]

Thomas G. Sorell, C.F.A.                          Howard W. Chin
Co-Portfolio Manager                              Co-Portfolio Manager

Q. HOW DID THE FUND PERFORM DURING 1999?

A. The Fund had a total return of -1.02%(1) for the year ended December 31, 1999, outperforming the average fund in our Lipper Intermediate Investment Grade peer group by 0.29%, which returned -1.31%(2) for the year. The group consists of other mutual funds that invest primarily in investment grade debt with average maturities of 5-10 years. Another commonly used benchmark, the Lehman Aggregate Bond Index,(3) which is not available for direct investment, returned -0.82% in 1999.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. The year 1999 saw a reversal of fortunes in the fixed income market, as many of the factors that caused the sharp outperformance of Treasuries in 1998 (relative to the spread sectors, namely corporate bonds, mortgage and asset-backed securities and agency debt) diminished as the year progressed. First and foremost, the three interest rate reductions undertaken by the Federal Reserve in 1998 to inject liquidity and restore confidence during that year's global and domestic financial crises were fully reversed. Amidst concerns that the domestic economy was growing at an unsustainably strong rate, the Fed increased the Fed Funds rate by 0.75% in a series of three tightenings over the course of 1999. Furthermore, the prospects for the overseas economies improved in 1999, so the demand for Treasuries as a safe haven eased as well.

As a result of these combined effects, Treasury yields rose substantially. The yield on the 2-year Treasury note increased by over 1.70% to finish 1999 at a 6.24% yield, while the 30-year bond increased by nearly 1.40% to 6.48%. Putting this into perspective, the Treasury component of the Lehman Aggregate Bond Index returned -2.56% in 1999, after turning in a 10.03% performance in 1998. This sharp reversal was the primary reason that the overall Lehman Aggregate Bond Index experienced a -0.82% return in 1999, a negative return for only the second time in Index history. In fact, during the 1990s, the Lehman Aggregate Bond Index, which is representative of the overall fixed income market, earned an average annual return of 7.88%.

--------------------------------------------------------------------------------
"Speaking more broadly, the last two years are excellent examples of the benefit of owning a well-diversified bond fund."
--------------------------------------------------------------------------------

      Even though Treasuries performed poorly in 1999, the spread sectors enjoyed a very good year as their performance cushioned much of the weakness experienced in the Treasury sector. For example, the two major spread sectors in the Lehman Index, corporate bonds and mortgage-backed securities (MBS), both outperformed Treasuries handily, returning 1.75% and 1.13%, respectively, over comparable-duration Treasuries. The corresponding averages for the 1990s were 0.43% and 0.32%, respectively.

      Speaking more broadly, the last two years are excellent examples of the benefit of owning a well-diversified bond fund. In 1998, the Fund posted a good performance in nominal terms due to the strong performance of Treasuries, but the performance of the spread sectors was very disappointing. On the other hand, in 1999, the Fund's performance was negative on a nominal basis due to the increase in overall yields, but was somewhat offset by the exceptional performance of the spread sectors. In both cases though, the Fund's performance benefited from our focus on asset allocation.

      Much of the spread sectors' outperformance occurred in the first and fourth quarters. All spread assets were very undervalued coming into 1999 as a result of 1998's financial turmoil, but as investor concerns eased, spread assets came back into favor, and turned in a strong performance in the first quarter. Part of this strong performance was eroded during 1999's middle quarters, as the prospect of higher interest rates dampened the demand for fixed income assets in general. However, this weakness proved to be temporary. The rise in yields greatly mitigated many fears of prepayment risk in MBS and additional supply in corporates, and as concerns over Y2K diminished, spread sectors outperformed in the fourth quarter and experienced a strong year overall.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR?

A. Despite the fixed income market's second-worst performance (and only second negative-return year) since the inception of the Lehman Aggregate Index in 1976, the Fund compared favorably to the average fund in the Lipper peer group as the result of a successful asset allocation strategy. We strongly favored spread assets over Treasuries for much

----------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Aggregate Bond Index do not reflect any sales charges that an investor may have to pay when purchasing shares of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

of the year, and at one point, we reduced our Treasury exposure to its lowest level in several years.

      We believed that all spread assets were still undervalued at the end of 1998, and entered 1999 in a significantly overweighted position in both corporates and MBS. This posture served us well as these sectors outperformed in the first quarter. Following some continued strong performance by spread assets, we reduced our exposure to corporate bonds and decreased the duration of our MBS holdings in the second quarter as these sectors became less attractive on a risk/return basis, especially in the context of anticipated Fed tightenings. After some subsequent weakening in these sectors, we resumed our strategy of overweighting spread sectors after determining that the weakening had left them fundamentally undervalued once again. Unfortunately, this move proved to be somewhat early as the sectors weakened further in the third quarter in the wake of the market's reduced liquidity and increased volatility. Nonetheless, our exposure left the Fund well-poised going forward. In fact, both corporates and MBS outperformed comparable duration Treasuries in each of the last four months of 1999, as measured by the Lehman Index.

      The Fund's performance in 1999 was a result of our overweighted positions in spread product, but it was further enhanced by our security selection. Specifically, given our positive outlooks on both the economy and the corporate profit picture, we increased our exposure to lower-rated investment grade bonds, which subsequently returned more than their higher-rated counterparts. In addition, we rebalanced our holdings in the MBS sector in favor of higher coupon (and higher yielding) mortgage passthroughs, since the higher rate and lower volatility environments improved their risk/return outlook and reduced the need for the prepayment protection in discount securities.

Q. WHAT IS YOUR OUTLOOK FOR 2000?

A. The Fund's overall strategy is to maximize the total return of a diversified fixed income portfolio of investment-grade corporate, mortgage-backed, asset-backed, and Treasury securities. We will continue to focus on monitoring and balancing these risks by actively adjusting our asset allocations as appropriate, consistent with our views on relative sector valuations. We will not take interest rate bets, but we do recognize that the market may be facing the end of the decline in rates that has been in place since the 1980s. In any event, our goal will remain to identify attractive investment opportunities that will allow us to maximize returns in the context of a well-diversified portfolio.

--------------------------------------------------------------------------------
The Guardian Investment Quality Bond Fund
-----------------------------------------

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                [GRAPHIC OMITTED]

[The following table was depicted as a mountain chart in the printed material.]

        Lehman Aggregate Bond Index                       $15,104
        The Guardian Investment Quality Bond Fund         $13,347

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Investment Quality Bond Fund and the Lehman Aggregate Bond Index. The starting point of $9,550 for the Fund reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing shares of the Fund. The Index begins at $10,000.

                        RECENT ASSET ALLOCATION STRATEGY
                     (% MARKET VALUE, TOTAL AT QUARTER END)

                               [BAR CHART OMITTED]

  [The following table was depicted as a bar chart in the printed material.]

                              [PLOT POINTS TO COME]

* Cash as a percentage of net assets excluding commercial paper and repurchase agreements matched against forward mortgage purchases and reverse repurchase agreements.

-------------------------------------------------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 1999

                                                          Inception                                               Since
                                                            Date         1 Year      3 Years       5 Years      Inception
-------------------------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)                         2/16/93        -5.47       3.41%         5.78%         4.27%
At Net Asset Value (without sales charge)                                 -1.02       5.01%         6.76%         4.97%
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian High Yield Bond Fund
---------------------------------

[PHOTO OMITTED]                                   [PHOTO OMITTED]

Peter J. Liebst                                   Thomas G. Sorrell, C.F.A.
Co-Portfolio Manager                              Co-Portfolio Manager

OBJECTIVE: Seeks current income. Capital appreciation is a secondary objective.

PORTFOLIO: At least 75% of the value of the Fund's assets is invested in corporate bonds and other debt securities that, at the time of purchase, are rated below investment grade.

INCEPTION: September 1, 1998

NET ASSETS AT DECEMBER 31, 1999: $57,361,696

Q. HOW DID THE FUND PERFORM DURING 1999?

A. The Guardian High Yield Bond Fund posted a -0.63% return(1) for the calendar year 1999. This compared to a 4.78% return for the 339 funds tracked by Lipper Analytical Services,(2) and a 3.59% return for the overall high yield market as measured by the Donaldson, Lufkin & Jenrette (DLJ) High Yield Index.(3)

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. While the Fund's emphasis on higher quality obligors contributed to an under-performance compared to the overall high yield market, we did not consider it prudent to accept additional credit risk during a period of rising defaults and Treasury rates.

      1999 was a challenging year for fixed income investors. Reversing its 1998 actions, the Federal Reserve in 1999 raised rates in an effort to address what it believed to be an unsustainable level of growth in the U.S. economy. In a series of three actions, the Federal Reserve raised the Fed Funds rate a total of 0.75% during the year. These actions, combined with waning international demand for U.S. Treasuries, resulted in a 1.79% rise in the 10 year Treasury yield, which ended the year at 6.44%. Total return for the 10 year Treasury was -8.43% for the year.

      Despite this dismal performance of the Treasury market, the high yield market was able to outperform all fixed income asset classes with a total return of 3.59% for the year 1999. This compares to its average annual return of 11.1% over the last decade. Not only was this a notable return compared to that of the 10 year Treasury, but comparing the high yield market's performance to other spread-sensitive fixed income asset classes such as corporate bonds and mortgage and asset-backed securities, it exceeded the -1.96% annual return posted by the investment grade corporate bonds, as measured by the Lehman Corporate Index,4 and the 1.86% returned by fixed rate mortgage backed securities (MBS), as measured by the Lehman MBS Fixed Rate Index.5 In general, the high yield market benefited during the year from a 0.91% tightening in average spread which left the year-end average yield at 11.91% for the high yield market.

--------------------------------------------------------------------------------
"We sought to identify attractive asset allocation weightings based on analysis of industry fundamentals, issuer credit worthiness and risk/return profile, and individual issue relative value."
--------------------------------------------------------------------------------

      While numerous factors influenced the performance of individual bonds throughout 1999, there were some general themes exhibited by the market on the whole. Of note was the continued growth in the influence of the media and telecom sectors on the high yield market. Representing an estimated 34.9% of the high yield market as of the end of 1999, the 9.36% return from these sectors was a primary factor in the overall performance of the high yield market for 1999.

      From a credit perspective, the high yield market saw a consistently higher level of credit rating agency downgrades than upgrades throughout the year. This, combined with a rising default rate which reached 4.02% at the end of 1999, resulted in a highly volatile market for any credit which released negative financial or event-related news. In several situations, upon the release of such news by an issuer, the market saw a precipitous drop in the price of the respective bonds, often immediately to levels which typically are equated with workout levels. Such a situation was

----------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(3) The DLJ High Yield Index is an unmanaged index that is generally considered to be representative of the investable universe of the US-dominated high yield debt market. The DLJ High Yield Index is not available for direct investment, and the returns do not reflect the fees that have been deducted from the Fund. Likewise, return figures for the DLJ High Yield Index do not reflect any sales charges that an investor may have to pay when purchasing shares of the Fund.

(4) The Lehman Corporate Bond Index is an unmanaged index that is generally considered to be representative of corporate bond market activity. The Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Corporate Bond Index do not reflect any sales charges that an investor may have to pay when purchasing or selling shares of the Fund.

(5) The Lehman MBS Fixed Rate Index is an unmanaged index that is generally considered to be representative of fixed-rate Mortgage Backed Security
      (MBS) market activity. The Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or selling shares of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

experienced with two of the Fund's holdings during 1999 and contributed to its overall performance during the year. These situations exemplified the overall markets underlying credit sensitivity and demand for liquidity.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR AND WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A. The Fund's overall strategy was to maximize the total return of a diversified fixed-income portfolio principally composed of below investment grade securities with up to 25% invested in convertible securities. Specifically, we sought to identify attractive asset allocation weightings based on analysis of industry fundamentals, issuer credit worthiness and risk/return profile, and individual issue relative value. Throughout 1999, stronger credit quality and larger, more liquid issues were overweighted with an underweighting in issuers operating in cyclical industries. Investments in convertible securities were limited to 11.6% during this period and were reduced to 2.2% at year-end. At year-end the Fund remains cautious with regard to credit quality and liquidity and is therefore overweighted in higher-rated issuers and continues to emphasize issues of larger size. The strategy of underweighting cyclical industries will continue into 2000 while regularly reviewing and estimating each industry's total return potential.

--------------------------------------------------------------------------------
The Guardian High Yield Bond Fund
---------------------------------

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                [GRAPHIC OMITTED]

[The following table was depicted as a mountain chart in the printed material.]

       The Guardian High Yield Bond Fund Class A            $10,371
       The Guardian High Yield Bond Fund Class B            $10,534
       Donaldson, Luftkin & Jenrette High Yield Index       $10,645

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A and Class B shares of The Guardian High Yield Bond Fund and the Donaldson, Lufkin & Jenrette (DLJ) High Yield Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing shares of the Fund. For Class B shares the contingent deferred sales charge of 3% was imposed at the end of the period. The Index and Class B shares begin at $10,000.

--------------------------------------------------------------------------------
                    TOP TEN HOLDINGS AS OF DECEMBER 31, 1999

     COMPANY                             PERCENT OF TOTAL NET ASSETS
--------------------------------------------------------------------------------
    1.  Pierce Leahy Corp.                                     1.85%
--------------------------------------------------------------------------------
    2.  Hollywood Casino Corp.                                 1.82%
--------------------------------------------------------------------------------
    3.  Twin Laboratories, Inc.                                1.80%
--------------------------------------------------------------------------------
    4.  Fox Liberty Networks LLC                               1.78%
--------------------------------------------------------------------------------
    5.  Globenet Comm. Group Ltd.                              1.78%
--------------------------------------------------------------------------------
    6.  Pegasus Comm. Corp.                                    1.76%
--------------------------------------------------------------------------------
    7.  American Media Operations                              1.75%
--------------------------------------------------------------------------------
    8.  Stone Container Corp.                                  1.75%
--------------------------------------------------------------------------------
    9.  Bell Sports, Inc.                                      1.74%
--------------------------------------------------------------------------------
   10.  Premier Parks, Inc                                     1.73%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS(2) FOR PERIOD ENDED DECEMBER 31, 1999

                                                    Inception                        Since
                                                      Date           1 Year        Inception
--------------------------------------------------------------------------------------------
Class A Shares (with sales charge)                   9/1/98           -5.10          3.33%
At Net Asset Value (without sales charge)                             -0.63          6.97%
--------------------------------------------------------------------------------------------
Class B Shares (with sales charge)                   9/1/98           -4.73          3.36%
At Net Asset Value (without sales charge)                             -1.78          5.58%
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Tax-Exempt Fund
----------------------------

[PHOTO OMITTED]

Alexander M. Grant, Jr.
Portfolio Manager

OBJECTIVE: Maximum current income exempt from federal taxes, consistent with preservation of capital

PORTFOLIO: At least 80% investment-grade debt obligations issued by state and local authorities

INCEPTION: February 16, 1993

NET ASSETS AT DECEMBER 31, 1999: $97,907,828

Q. HOW DID THE GUARDIAN TAX-EXEMPT FUND PERFORM DURING 1999?

A. The Fund produced a total rate of return of -3.29%(1) for 1999. The overall total rate of return for the universe of municipal bond funds, as measured by the Lipper General Municipal Debt Index,(2) declined by -4.07%. Thus, the Fund had a return 0.78% better than the comparison index. This performance placed The Guardian Tax-Exempt Fund in Lipper's 17th percentile, ranking it 45 out of 265 funds. The Lehman Municipal Bond Index,(3) which does not include expenses and includes all bonds regardless of maturity, declined by -2.06%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. In 1999, support for the bond market came from the retail investor, in the form of mutual fund buying, trust department buying and individual investors buying bonds themselves. While there was reduced bond issuance, there was also reduced buying by institutional investors, such as property and casualty insurers and crossover hedge fund buyers. In the last half of the year, new issue volume tumbled 21.1% from 1998. The decline occurred in the last half of the year and was attributable almost entirely to the increase in interest rates that reduced refunding issuance. However, despite the decline, 1999 remains the fourth highest year on record for new bond issuance.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR?

A. First, with new issue volume being easily absorbed and quality spreads historically narrow, it still pays to stay with higher rated credits. By doing so we can avoid chasing "hot" deals where the yield enhancement may be at most 0.05%, but the credit quality spread--the difference between the bid and offer prices on a bond--differential significantly more. Second, to enhance current interest return we find purchasing full coupon housing bonds attractive. The structures are not easily understood and as a result, from time to time, bonds are available at attractive yields. Our third strategy is buying quality non-insured bonds. These tend to have ratings much higher than many of the underlying ratings on insured bonds, yet offer higher yields. The last point of our investment strategy is to search for relative values among the various General Obligation and Revenue sectors as technical supply and demand forces temporarily increased yields in either the new issue or secondary markets.

--------------------------------------------------------------------------------
"In 1999, support for the bond market came from the retail investor, in the form of mutual fund buying, trust department buying and individual investors buying bonds themselves."
--------------------------------------------------------------------------------

Q. WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A. For 2000 we expect a further decline from the 1999 new issuance volume, if as is expected, the Federal Reserve raises Federal Funds rates over the coming months. In an environment of limited new supply and continued retail demand for municipals, we plan to use the same four-point portfolio management strategy in the early part of 2000 that we employed in the last half of 1999.

----------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Lipper General Municipal Debt Index is an unmanaged index that is generally considered to be representative of U.S. general municipal bond market activity. The Lipper General Municipal Debt Index is not available for direct investment and its return does not reflect the fees and expenses that have been deducted from the Fund's return. Likewise, return figures for the Lipper General Municipal Debt Index do not reflect any sales charges than an investor may have to pay when purchasing shares of the Fund.

(3) The Lehman Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond market activity. The Lehman Municipal Bond Index is not available for direct investment and its return does not reflect the expenses that have been deducted from the Fund's return. Likewise, return figures for the Lehman Municipal Bond Index do not reflect any sales charges that an investor may have to pay when purchasing shares of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Tax-Exempt Fund
----------------------------

                   PORTFOLIO COMPOSITION BY SECTOR ALLOCATION
                             AS OF DECEMBER 31, 1999

                               [GRAPHIC OMITTED]

 [The following table was represented as a pie chart in the printed material.]

                  Revenue Bonds                      58.49%
                  State General Obligation Bonds     17.95%
                  Local General Obligation Bonds     11.40%
                  Short-Term                         10.70%
                  Other General Obligation Bonds      1.46%

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                [GRAPHIC OMITTED]

[The following table was depicted as a mountain chart in the printed material.]

               Lehman Municipal Bond Index             $14,535
               The Guardian Tax-Exempt Fund            $12,343

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Tax-Exempt Fund and the Lehman Municipal Bond Index. The starting point of $9,550 for the Fund reflects the maximum sales loan of 4.5% that an investor may have to pay when purchasing Class A shares of the fund. The Index beings at $10,000.

-----------------------------------------------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 1999

                                                    Inception                                                   Since
                                                      Date           1 Year        3 Years       5 Years      Inception
-----------------------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)                   2/16/93         -7.63%         2.15%         4.82%         3.17%
At Net Asset Value (without sales charge)                            -3.29%         3.73%         5.79%         3.86%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Management Fund
---------------------------------

[PHOTO OMITTED]

Alexander M. Grant, Jr.
Portfolio Manager

OBJECTIVE: As high a level of current income as is consistent with preservation of capital and liquidity

PORTFOLIO: Short-term money market instruments

INCEPTION: November 3, 1982

NET ASSETS AT DECEMBER 31, 1999: $403,888,354

Q. HOW DID THE GUARDIAN CASH MANAGEMENT FUND PERFORM DURING 1999?

A. As of December 31, 1999, the effective 7-day annualized yield for The Guardian Cash Management Fund was 5.04%.(1) The Fund produced a total annualized return of 4.45%(2) for the year ended December 31, 1999. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by IBC Financial Data was 5.15%; total return for the same category was 4.48%. IBC Financial Data is a research firm that tracks money market funds.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR?

A. The Guardian Cash Management Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Ratings Group for the Fund's portfolio. Most of the portfolio (90.6%) was invested in commercial paper; the balance (9.4%) was invested in repurchase agreements.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. Money market funds are directly affected by the actions of the Federal Reserve Board (Fed). The Fed's policy making Open Market Committee (FOMC) raised the fed funds target rate by 0.75% to 5.50% in the second half of 1999 with increases of 0.25% on June 30, August 24, and again on November 16. The Fed Funds target is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve. With the increase in interest rates during the later half of the year, 30-day tier one commercial paper increased in yield by approximately 0.55% from 4.98% to 5.53%. Another factor affecting performance was the portfolio's average maturity--20 days as of December 31, 1999. The average Tier One money market fund as measured by IBC Financial Data had an average maturity of 51 days. Y2K concerns caused most companies to avoid issuing commercial paper in December. This, coupled with excess liquidity provided by the Fed, drove year-end interest rates down to the 1-2% range.

--------------------------------------------------------------------------------
"To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity."
--------------------------------------------------------------------------------

Q. WHAT IS YOUR OUTLOOK FOR THE YEAR 2000?

A. Uncertainty with the direction of the stock market contributes to large daily inflows and outflows of funds in The Guardian Cash Management Fund. As the stock market rallies, our investors typically transfer cash to equity funds. During those times when the stock market stalls, we see cash inflows. Due to the relatively short average days-to-maturity these daily fluctuations have little effect on the Fund.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY IN THE FUND.
--------------------------------------------------------------------------------

----------
(1) Yields are annualized historical figures. Effective yield assumes reinvested income. Yields will vary as interest rates change. Past performance is not a guarantee of future results.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. From June 1, 1994 to December 31, 1999, the investment adviser for the Fund has assumed a portion of the operating expenses of the Fund (both Class A and B shares) to the extent they exceed 0.85% of the Fund's average daily net assets. Without these expense reimbursements, the performance figures would have been lower. The total return and yield figures cited represent total return and yield for both Class A and Class B shares. Total return figures do not take into account the current maximum sales charge except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------

December 31, 1999

o THE GUARDIAN PARK AVENUE FUND

--------------------------------------------------------------------------------
Common Stocks -- 96.8%
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
APPLIANCE AND FURNITURE -- 0.2%
  141,500   Whirlpool Corp.*                                     $    9,206,344
--------------------------------------------------------------------------------
AUTOMOTIVE -- 0.4%
  282,400   Ford Motor Co.                                           15,090,750
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.3%
   55,300   Affymetrix, Inc.*                                         9,383,719
  446,000   Amgen, Inc.*                                             26,787,875
  156,000   Biogen, Inc.*                                            13,182,000
  265,300   Enzon, Inc.*                                             11,507,388
   79,400   MedImmune, Inc.*                                         13,170,475
   63,000   Millenium Pharmaceuticals*                                7,686,000
   60,500   Sepracor, Inc.*                                           6,000,844
                                                                 --------------
                                                                     87,718,301
--------------------------------------------------------------------------------
BROADCASTING -- 4.9%
  196,100   Adelphia Comm. Corp.*                                    12,869,063
  151,000   AMFM, Inc.*                                              11,815,750
  579,100   CBS Corp.*                                               37,026,206
  393,200   Charter Comm., Inc.*                                      8,601,250
  175,000   Clear Channel Comm., Inc.*                               15,618,750
  310,000   Comcast Corp.*                                           15,674,375
  220,700   Cox Comm., Inc.*                                         11,366,050
   81,500   Cumulus Media, Inc.*                                      4,136,125
  676,900   Infinity Broadcasting Corp.*                             24,495,319
  250,500   Insight Comm., Inc.*                                      7,421,063
  436,700   MediaOne Group, Inc.*                                    33,544,019
   29,700   RealNetworks, Inc.*                                       3,573,281
                                                                 --------------
                                                                    186,141,251
--------------------------------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 0.1%
  136,000   Crossman Communities, Inc.*                               2,108,000
  260,000   Johns Manville Corp.                                      3,640,000
                                                                 --------------
                                                                      5,748,000
--------------------------------------------------------------------------------
CAPITAL GOODS-MISCELLANEOUS TECHNOLOGY -- 3.0%
   73,100   CMGI, Inc.*                                              20,239,563
   56,600   CNET, Inc.*                                               3,212,050
  215,600   Critical Path, Inc.*                                     20,347,250
   77,000   Doubleclick, Inc.*                                       19,485,812
  149,400   E Bay, Inc.*                                             18,703,013
  120,200   Internet Capital Group, Inc.*                            20,434,000
   76,800   VerticalNet, Inc.*                                       12,595,200
                                                                 --------------
                                                                     115,016,888
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 12.8%
  211,200   Adobe Systems, Inc.                                      14,203,200
   52,800   Advent Software, Inc.*                                    3,402,300
   34,600   Agile Software Corp.*                                     7,516,309
   57,800   Ariba, Inc.*                                             10,252,275
  160,600   Bea Systems, Inc.*                                       11,231,962
   98,600   Broadvision, Inc.*                                       16,768,162
   73,800   Citrix Systems, Inc.*                                     9,077,400
   64,300   Commerce One, Inc.*                                      12,634,950
   58,300   Cybersource Corp.*                                        3,017,025
  125,200   Inktomi Corp.*                                           11,111,500
   48,000   Legato Systems, Inc.*                                     3,303,000
   93,000   Mercury Interactive Corp.*                               10,038,187
   51,000   Micromuse, Inc.*                                          8,670,000
1,831,300   Microsoft Corp.*                                        213,804,275
  497,500   Oracle Corp.*                                            55,751,094
  426,200   Saga Systems, Inc.*                                       8,497,363
  214,800   Siebel Systems, Inc.*                                    18,043,200
  557,200   Sybase, Inc.*                                             9,472,400
  143,000   Symantec Corp.*                                           8,383,375
  119,500   TSI Int'l. Software Ltd.*                                 6,766,688
   79,800   VeriSign, Inc.*                                          15,236,812
   43,350   Veritas Software Corp.*                                   6,204,469
  256,100   Visio Corp.*                                             12,164,750
   76,000   Vitria Technology, Inc.*                                 17,784,000
                                                                 --------------
                                                                     493,334,696
--------------------------------------------------------------------------------
COMPUTER SYSTEMS -- 6.6%
  152,100   Apple Computer, Inc.*                                    15,637,781
  195,200   Cabletron Systems, Inc.*                                  5,075,200
  364,100   Dell Computer Corp.*                                     18,569,100
  526,800   EMC Corp.*                                               57,552,900
  134,500   Hewlett Packard Co.                                      15,324,594
  739,000   Int'l. Business Machines                                 79,812,000
  190,000   Solectron Corp.*                                         18,073,750
  564,800   Sun Microsystems, Inc.*                                  43,736,700
                                                                 --------------
                                                                    253,782,025
--------------------------------------------------------------------------------
DRUGS AND HOSPITALS -- 4.2%
  132,900   Andrx Corp.*                                              5,623,331
  682,200   Bristol-Myers Squibb Corp.                               43,788,713
  141,200   Idec Pharmaceuticals Corp.*                              13,872,900
  156,000   Johnson & Johnson                                        14,527,500
  341,400   Merck & Co., Inc.                                        22,895,137
  623,900   Pfizer, Inc.                                             20,237,756
  494,800   Schering-Plough Corp.                                    20,874,375
  243,000   Warner-Lambert Co.                                       19,910,812
                                                                 --------------
                                                                    161,730,524
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.0%
   68,000   DII Group, Inc.*                                          4,825,875
   86,000   Flextronics Int'l. Ltd.*                                  3,956,000
  449,200   General Electric Co.                                     69,513,700
                                                                 --------------
                                                                     78,295,575
--------------------------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 0.3%
   49,900   Jabil Circuit, Inc.*                                      3,642,700
   96,900   Power Integrations, Inc.*                                 4,645,144
   31,700   Sanmina Corp.*                                            3,166,037
                                                                 --------------
                                                                     11,453,881
--------------------------------------------------------------------------------
ELECTRONICS-SEMICONDUCTORS -- 4.8%
  177,000   Analog Devices, Inc.*                                    16,461,000
  331,400   Atmel Corp.*                                              9,797,013
  116,000   AVX Corp.*                                                5,792,750
   66,500   Epcos AG*                                                 4,966,719
  222,700   Integrated Device Technology, Inc.*                       6,458,300
1,142,800   Intel Corp.                                              94,066,725
  240,000   Int'l. Rectifier Corp.*                                   6,240,000
  127,100   Lattice Semiconductor Corp.*                              5,989,587
  423,300   LSI Logic Corp.*                                         28,572,750
   97,000   Microchip Technology, Inc.*                               6,638,437
                                                                 --------------
                                                                    184,983,281
--------------------------------------------------------------------------------
ENTERTAINMENT AND LEISURE -- 1.1%
  516,100   Blockbuster, Inc.                                         6,902,837
  217,200   Time Warner, Inc.                                        15,733,425
  294,000   Viacom, Inc.*                                            17,768,625
                                                                 --------------
                                                                     40,404,887
--------------------------------------------------------------------------------
FINANCIAL-BANKS -- 2.8%
  145,300   Chase Manhattan Corp.                                    11,287,994
1,126,200   Citigroup, Inc.                                          62,574,488
  128,000   Fifth Third Bancorp                                       9,392,000
  363,000   Firstar Corp.                                             7,668,375
  191,300   FleetBoston Financial Corp.                               6,659,631
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.             * Non-income producing security.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
    4,031   M & T Bank Corp.                                     $    1,669,842
  142,600   North Fork Bancorp                                        2,495,500
  254,654   Premier National Bancorp, Inc.                            4,695,183
   15,000   U.S. Trust Corp.                                          1,202,812
                                                                 --------------
                                                                    107,645,825
--------------------------------------------------------------------------------
FINANCIAL-OTHER -- 4.4%
  302,400   American Express Co.                                     50,274,000
   38,100   Dain Rauscher Corp.                                       1,771,650
   26,900   Goldman Sachs Group, Inc.                                 2,533,644
  137,800   Jefferies Group, Inc.                                     3,031,600
  218,666   Legg Mason, Inc.                                          7,926,643
  394,700   Lehman Brothers Hldgs., Inc.                             33,426,156
  115,000   Merrill Lynch & Co., Inc.                                 9,602,500
  104,600   J. P. Morgan & Co., Inc.                                 13,244,975
  245,700   Morgan Stanley Dean Witter & Co.                         35,073,675
  259,500   Charles Schwab Corp.                                      9,958,313
                                                                 --------------
                                                                    166,843,156
--------------------------------------------------------------------------------
FINANCIAL-THRIFT -- 0.4%
  768,161   Charter One Financial, Inc.                              14,691,079
  123,100   Commercial Federal Corp.                                  2,192,719
                                                                 --------------
                                                                     16,883,798
--------------------------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 0.2%
  101,400   Anheuser-Busch Cos., Inc.                                 7,186,725
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.7%
  237,600   Church & Dwight, Inc.                                     6,340,950
  303,000   Kimberly-Clark Corp.                                     19,770,750
                                                                 --------------
                                                                     26,111,700
--------------------------------------------------------------------------------
INSURANCE -- 0.0%
   47,800   State Auto Financial Corp.                                  436,175
--------------------------------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 2.1%
  129,000   Dayton Hudson Corp.                                       9,473,437
1,020,800   Wal-Mart Stores, Inc.                                    70,562,800
                                                                 --------------
                                                                     80,036,237
--------------------------------------------------------------------------------
MERCHANDISING-SPECIAL -- 3.0%
   58,500   Amazon.com, Inc.*                                         4,453,312
  223,000   Best Buy, Inc.*                                          11,191,812
  318,400   BJ's Wholesale Club, Inc.*                               11,621,600
  130,000   Costco Wholesale Corp.*                                  11,862,500
  585,000   Home Depot, Inc.                                         40,109,062
  300,000   Starbucks Corp.*                                          7,275,000
  500,000   Tandy Corp.                                              24,593,750
  112,200   Zale Corp.*                                               5,427,675
                                                                 --------------
                                                                    116,534,711
--------------------------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH CYCLICAL -- 0.6%
   93,800   Go2Net, Inc.*                                             8,160,600
   70,000   Sapient Corp.*                                            9,865,625
   53,000   Viant Corp.*                                              5,247,000
                                                                 --------------
                                                                     23,273,225
--------------------------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 1.5%
  149,900   Interpublic Group Cos., Inc.*                             8,647,356
  177,200   Intuit, Inc.*                                            10,620,925
  158,300   Lamar Advertising Co.*                                    9,587,044
  475,000   Valassis Comm., Inc.*                                    20,068,750
  141,800   Young & Rubicam, Inc.                                    10,032,350
                                                                 --------------
                                                                     58,956,425
--------------------------------------------------------------------------------
OIL AND GAS PRODUCING -- 1.2%
  192,100   Anadarko Petroleum Corp.                                  6,555,413
  216,000   Apache Corp.                                              7,978,500
  132,100   Devon Energy Corp.                                        4,342,788
  257,000   Newfield Exploration Co.*                                 6,874,750
  431,700   Talisman Energy, Inc*                                    11,116,275
  152,100   Vastar Resources, Inc.                                    8,973,900
                                                                 --------------
                                                                     45,841,626
--------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 1.3%
  194,900   B.J. Svcs. Co.*                                           8,149,256
  172,300   Cooper Cameron Corp.*                                     8,431,931
  289,800   Halliburton Co.                                          11,664,450
  281,200   Noble Drilling Corp.*                                     9,209,300
  189,100   Schlumberger Ltd.                                        10,636,875
   36,610   Transocean Sedco Forex, Inc.                              1,233,291
                                                                 --------------
                                                                     49,325,103
--------------------------------------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 0.3%
  387,100   Conoco, Inc.                                              9,629,113
--------------------------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 2.3%
  213,000   Chevron Corp.                                            18,451,125
  203,700   Exxon Mobil Corp.                                        16,410,581
  425,700   Royal Dutch Petroleum Co.*                               25,728,244
  498,600   Texaco, Inc.                                             27,080,212
                                                                 --------------
                                                                     87,670,162
--------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.5%
  391,400   Abitibi-Consolidated, Inc.                                4,647,875
   87,100   Bowater, Inc.                                             4,730,619
  125,700   Champion Int'l. Corp.                                     7,785,544
  169,400   Georgia-Pacific Group                                     8,597,050
  313,700   Int'l. Paper Co.                                         17,704,444
  180,600   Mead Corp.                                                7,844,813
  315,400   Smurfit-Stone Container Corp.*                            7,727,300
                                                                 --------------
                                                                     59,037,645
--------------------------------------------------------------------------------
PHOTOGRAPHY -- 0.4%
  224,600   Eastman Kodak Co.*                                       14,879,750
--------------------------------------------------------------------------------
SEMICONDUCTORS -- 2.9%
  232,700   Adaptec, Inc.*                                           11,605,913
  623,000   Advanced Micro Devices, Inc.*                            18,028,062
  141,100   Kemet Corp.*                                              6,358,319
  577,600   Micron Technology, Inc.*                                 44,908,400
  335,200   National Semiconductor Corp.*                            14,350,750
  168,600   Sawtek, Inc.*                                            11,222,437
  179,200   Vishay Intertechnology, Inc.*                             5,667,200
                                                                 --------------
                                                                    112,141,081
--------------------------------------------------------------------------------
SEMICONDUCTORS-COMMUNICATIONS -- 4.8%
  181,300   Altera Corp.*                                             8,985,681
  140,000   Applied Micro Circuits Corp.*                            17,815,000
   85,900   Conexant Systems, Inc.*                                   5,701,612
  333,100   Cypress Semiconductor Corp.*                             10,784,113
   80,900   DSP Group, Inc.*                                          7,523,700
   74,200   Linear Technology Corp.*                                  5,309,937
   49,900   Micrel, Inc.*                                             2,841,181
   84,200   PMC Sierra, Inc.*                                        13,498,312
  207,600   RF Micro Devices, Inc.*                                  14,207,625
  217,800   Semtech Corp.*                                           11,352,825
  246,000   Texas Instruments, Inc.                                  23,831,250
  106,300   Transwitch Corp.*                                         7,713,394
   76,100   Triquint Semiconductor, Inc.*                             8,466,125
  226,800   Vitesse Semiconductor Corp.*                             11,892,825
  770,000   Xilinx, Inc.*                                            35,010,938
                                                                 --------------
                                                                    184,934,518
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
SEMICONDUCTORS-EQUIPMENT -- 2.6%
   76,400   Agilent Technologies, Inc.*                               5,906,675
  216,900   Applied Materials, Inc.*                                 27,478,519
  265,600   Cadence Design Systems, Inc.*                             6,374,400
  101,300   Credence Systems Corp.*                                   8,762,450
  115,000   Cymer Corp.*                                              5,290,000
   92,500   DuPont Photomasks, Inc.*                                  4,463,125
  110,900   KLA-Tencor Corp.*                                        12,351,488
   96,600   Lam Resh Corp.*                                          10,776,937
  277,500   Teradyne, Inc.*                                          18,315,000
                                                                 --------------
                                                                     99,718,594
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 6.6%
  571,465   AT & T Corp.                                             29,001,849
  310,000   Bell Atlantic Corp.                                      19,084,375
  440,000   GTE Corp.                                                31,047,500
  764,880   MCI WorldCom, Inc.*                                      40,586,445
  459,200   Nortel Networks Corp.                                    46,379,200
1,021,801   SBC Comm., Inc.                                          49,812,799
  382,000   Sprint Corp.                                             25,713,375
  168,000   US West, Inc.                                            12,096,000
                                                                 --------------
                                                                    253,721,543
--------------------------------------------------------------------------------
TELECOMMUNICATIONS-EQUIPMENT -- 7.9%
  234,500   American Tower Corp.*                                     7,166,906
   32,700   AudioCodes Ltd.*                                          3,008,400
  110,400   Ciena Corp.*                                              6,348,000
  516,000   Cisco Systems, Inc.*                                     55,276,500
  142,700   CommScope, Inc.*                                          5,752,594
  358,400   Crown Castle, Int'l.*                                    11,513,600
   96,700   ETek Dynamics, Inc.*                                     13,018,237
   29,000   Juniper Networks, Inc.*                                   9,860,000
  622,300   Lucent Technologies, Inc.                                46,555,819
  380,000   Motorola, Inc.                                           55,955,000
   94,700   Nokia Corp.*                                             17,993,000
   32,400   Optical Coating Lab., Inc.                                9,590,400
   95,000   Pinnacle Hldgs.*                                          4,025,625
   96,400   Proxim, Inc.*                                            10,604,000
  178,000   QUALCOMM, Inc.*                                          31,350,250
  167,100   Scientific Atlanta, Inc.                                  9,294,938
   70,500   Tellabs, Inc.*                                            4,525,219
                                                                 --------------
                                                                    301,838,488
--------------------------------------------------------------------------------
TELECOMMUNICATIONS-SPECIALTY -- 5.7%
  125,500   Advanced Fibre Comm., Inc.*                               5,608,281
  898,800   America Online, Inc.*                                    67,803,225
  365,200   Exodus Comm., Inc.*                                      32,434,325
  683,060   Global Crossing Ltd.*                                    34,153,000
  277,400   GST Telecomm., Inc.*                                      2,513,937
  130,600   Intermedia Comm., Inc.*                                   5,068,913
   73,100   Level 3 Comm., Inc.*                                      5,985,063
   95,500   Sprint PCS (FON Group)*                                   9,788,750
  146,000   Time Warner Telecom, Inc.*                                7,290,875
   42,000   Williams Comm. Group*                                     1,215,375
   78,400   Winstar Comm., Inc.*                                      5,899,600
   96,300   Yahoo, Inc.*                                             41,667,806
                                                                 --------------
                                                                    219,429,150
--------------------------------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 0.1%
   38,000   United Parcel Svcs.                                       2,622,000
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC -- 0.6%
   27,600   Calpine Corp.*                                            1,766,400
  171,200   Energy East Corp.                                         3,563,100
  440,400   Montana Power Co.                                        15,881,925
  131,200   Potomac Electric Power Co.                                3,009,400
                                                                 --------------
                                                                     24,220,825
--------------------------------------------------------------------------------
UTILITIES-GAS & PIPELINE -- 0.2%
  262,600   Keyspan Corp.                                             6,089,037
--------------------------------------------------------------------------------

            TOTAL COMMON STOCKS
               (COST $2,333,619,108)                              3,717,913,015
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 3.8%
--------------------------------------------------------------------------------
Principal
 Amount                                                                   Value
--------------------------------------------------------------------------------
$146,725,000 State Street Bank & Trust Co.
             repurchase agreement, dated
             12/31/99, maturity value
             $146,764,738 at 3.25%,
             due 1/3/00 (1)                                      $  146,725,000
--------------------------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENT
                (COST $146,725,000)                                 146,725,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.6%
 (COST $2,480,344,108)                                            3,864,638,015
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
 AND OTHER ASSETS -- (0.6%)                                         (22,152,539)
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                               $3,842,485,476
--------------------------------------------------------------------------------
(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

o THE GUARDIAN PARK AVENUE SMALL CAP FUND

--------------------------------------------------------------------------------
Common Stocks -- 94.3%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.8%
           7,500    Alliant Techsystems, Inc.*                      $    467,344
          11,700    L-3 Comm. Hldgs., Inc.*                              487,012
           8,800    Newport News Shipbuilding Corp.                      242,000
                                                                    ------------
                                                                       1,196,356
--------------------------------------------------------------------------------
APPLIANCE AND FURNITURE -- 0.8%
          34,700    Ethan Allen Interiors, Inc.                        1,112,569
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.6%
          14,600    Caliper Technologies, Inc.*                          974,550
           8,900    Enzon, Inc.*                                         386,037
           4,000    Millenium Pharmaceuticals, Inc.*                     488,000
           4,000    Sepracor, Inc.*                                      396,750
                                                                    ------------
                                                                       2,245,337
--------------------------------------------------------------------------------
BROADCASTING -- 8.8%
           5,000    ACME Comm., Inc.*                                    166,250
          23,500    Adelphia Comm. Corp.*                              1,542,187
          37,200    Citadel Comm. Corp.*                               2,413,350
           8,800    Classic Comm., Inc.*                                 321,750
          22,105    Cox Comm., Inc.*                                   1,138,407
          10,200    Cox Radio, Inc.*                                   1,017,450
          13,600    Cumulus Media, Inc.*                                 690,200
          14,800    Entercom Comm. Corp.*                                976,800
          25,200    Insight Comm., Inc.*                                 746,550
          20,200    Jones Intercable, Inc.*                            1,400,112
           5,400    OpenTV Corp.*                                        433,350
          10,000    Radio Unica Comm., Inc.*                             288,750
           6,000    RealNetworks, Inc.*                                  721,875
          15,000    Spanish Broadcasting Systems, Inc.*                  603,750
                                                                    ------------
                                                                      12,460,781
--------------------------------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 3.1%
           9,300    Centex Corp.                                         229,594
          34,000    Crossman Communities, Inc.*                          527,000
          11,000    Elcor Chemical Corp.                                 331,375
          15,700    Lafarge Corp.                                        433,713
          12,400    Martin Marietta Materials, Inc.                      508,400
          26,000    National RV Hldgs., Inc.*                            500,500
          10,300    Southdown, Inc.                                      531,737
          35,900    Thor Industries, Inc.                              1,092,706
          40,000    U.S. Concrete, Inc.*                                 240,000
                                                                    ------------
                                                                       4,395,025
--------------------------------------------------------------------------------
CAPITAL GOODS-MISCELLANEOUS TECHNOLOGY -- 5.0%
          10,834    At Home, Inc.*                                       464,508
           6,800    CMGI, Inc.*                                        1,882,750
          10,100    Critical Path, Inc.*                                 953,188
           1,000    Freemarkets, Inc.*                                   341,312
           3,700    Intertrust Technologies Corp.*                       435,212
          23,600    National Computer Systems, Inc.                      887,950
          10,000    Netzero, Inc.*                                       269,375
          13,200    Profit Recovery Group Int'l., Inc.*                  350,625
          19,800    Xircom, Inc.*                                      1,485,000
                                                                    ------------
                                                                       7,069,920
--------------------------------------------------------------------------------
CHEMICALS -- 1.1%
          14,500    Cabot Corp.                                          295,438
           7,900    Dexter Corp.                                         314,025
           9,600    MacDermid, Inc.                                      394,200
          17,200    Spartech Corp.                                       554,700
                                                                    ------------
                                                                       1,558,363
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 10.9%
           1,700    Agile Software Corp.*                                369,298
           3,700    Akamai Technologies, Inc.*                         1,212,212
           5,200    Bea Systems, Inc.*                                   363,675
           6,200    Broadvision, Inc.*                                 1,054,388
           3,100    Commerce One, Inc.*                                  609,150
           4,800    Cybersource Corp.*                                   248,400
           2,800    Digital Impact, Inc.*                                140,350
           1,600    E.Piphany, Inc.*                                     357,000
           1,900    Engage Technologies, Inc.*                           114,000
          13,400    Fulton Financial Corp.*                              241,200
          11,000    Inktomi Corp.*                                       976,250
           3,800    Interwoven, Inc.*                                    462,175
           9,000    Intuit, Inc.*                                        539,438
           7,200    KANA Comm., Inc.*                                  1,476,000
           5,400    Legato Systems, Inc.*                                371,587
          17,300    Macromedia, Inc.*                                  1,265,063
           3,500    Mercury Interactive Corp.*                           377,781
           3,000    Red Hat, Inc.*                                       633,750
           2,500    Silknet Software, Inc.*                              414,375
           1,300    VA Linux Systems, Inc.*                              268,612
          13,200    VeriSign, Inc.*                                    2,520,375
           7,000    Visio Corp.*                                         332,500
           4,300    Vitria Technology, Inc.*                           1,006,200
                                                                    ------------
                                                                      15,353,779
--------------------------------------------------------------------------------
COMPUTER SYSTEMS -- 3.4%
           2,900    Alteon Websystems, Inc.*                             254,475
           3,800    Cacheflow, Inc.*                                     496,612
           2,400    Cobalt Networks, Inc.*                               260,100
           5,000    Emulex Corp.*                                        562,500
           6,200    FiniStar Corp.*                                      557,225
             500    Foundry Networks, Inc.*                              150,844
          14,800    Henry Jack & Associates, Inc.                        794,575
          19,900    The Intercept Group, Inc.*                           590,781
           3,700    JNI Corp.*                                           244,200
          10,600    Network Appliance, Inc.*                             880,462
                                                                    ------------
                                                                       4,791,774
--------------------------------------------------------------------------------
DRUGS AND HOSPITALS -- 2.5%
          13,700    Alpharma, Inc.                                       421,275
           5,500    Andrx Corp.*                                         232,719
           4,600    Idec Pharmaceuticals Corp.*                          451,950
          16,500    Jones Pharma, Inc.                                   716,719
          12,250    King Pharmaceuticals, Inc.*                          686,766
          37,650    United Payors & United Prov., Inc.*                  623,578
          11,000    Watson Pharmaceuticals, Inc.*                        393,938
                                                                    ------------
                                                                       3,526,945
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.2%
          14,600    Celestica, Inc.*                                     810,300
           9,200    DII Group, Inc.*                                     652,912
          12,200    Flextronics Int'l. Ltd.*                             561,200
          26,100    Plexus Corp.*                                      1,148,400
                                                                    ------------
                                                                       3,172,812
--------------------------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 0.2%
           6,400    Power Integrations, Inc.*                            306,800
--------------------------------------------------------------------------------
ELECTRONICS-SEMICONDUCTORS -- 1.0%
           6,900    AVX Corp.                                            344,569
           5,400    Epcos AG*                                            403,312
          13,100    Integrated Device Technology, Inc.*                  379,900
           6,700    Lattice Semiconductor Corp.*                         315,737
                                                                    ------------
                                                                       1,443,518
--------------------------------------------------------------------------------
ENTERTAINMENT -- 0.1%
           5,000    World Wrestling Federation Etmt.*                     86,250
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN PARK AVENUE SMALL CAP FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
FINANCIAL-BANKS -- 4.5%
           6,800    Commerce Bancorp, Inc.*                         $    274,975
          16,700    Cullen Frost Bankers, Inc.                           430,025
          22,500    First Tenn Nat'l. Corp.                              641,250
             500    M & T Bank Corp.                                     207,125
           9,700    Marshall & Ilsley Corp.*                             609,281
          24,000    National Commerce Bancorp                            544,500
          27,000    North Fork Bancorp                                   472,500
          10,000    U.S. Trust Corp.                                     801,875
          35,700    Valley National Bancorp                              999,600
          24,400    Zions Bancorp                                      1,444,175
                                                                    ------------
                                                                       6,425,306
--------------------------------------------------------------------------------
FINANCIAL-OTHER -- 1.0%
          11,000    Dain Rauscher Corp.                                  511,500
          15,600    DLJ Direct*                                          211,575
           8,300    Investment Technology Group, Inc.*                   238,625
           8,300    Jefferies Group, Inc.                                182,600
           7,700    Legg Mason, Inc.                                     279,125
                                                                    ------------
                                                                       1,423,425
--------------------------------------------------------------------------------
FINANCIAL-THRIFT -- 2.1%
          18,700    Bay View Capital Corp.*                              265,306
          24,400    Commercial Federal Corp.                             434,625
          15,900    Dime Bancorp, Inc.*                                  240,488
          76,820    Peoples Heritage Financial Group                   1,157,101
          32,000    Waddell & Reed Financial, Inc.                       868,000
                                                                    ------------
                                                                       2,965,520
--------------------------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 0.8%
          22,200    Adolph Coors Co.                                   1,165,500
--------------------------------------------------------------------------------
FOOTWEAR -- 0.1%
           4,400    Madden Steven Ltd.*                                   83,875
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.4%
          21,600    Church & Dwight, Inc.                                576,450
--------------------------------------------------------------------------------
INSURANCE -- 0.7%
           8,900    Arthur J. Gallagher & Co.                            576,275
           8,000    Hilb Rogal & Hamilton Co.                            226,000
          18,500    State Auto Financial Corp.                           168,813
                                                                    ------------
                                                                         971,088
--------------------------------------------------------------------------------
MACHINERY AND EQUIPMENT -- 0.7%
          33,300    JLG Industries, Inc.                                 530,719
          16,600    Terex Corp.*                                         460,650
                                                                    ------------
                                                                         991,369
--------------------------------------------------------------------------------
MACHINERY-INDUSTRIAL SPECIALTY -- 0.3%
          14,100    Shaw Group, Inc.*                                    356,906
--------------------------------------------------------------------------------
MERCHANDISING-FOOD -- 0.5%
          67,400    Grand Union Co.*                                     682,425
--------------------------------------------------------------------------------
MERCHANDISING-SPECIAL -- 5.0%
          24,500    3 DO Co.*                                            222,797
          27,000    Ames Department Stores, Inc.*                        777,938
           6,900    Ann Taylor Stores Corp.*                             237,619
          64,000    BJ's Wholesale Club, Inc.*                         2,336,000
          18,200    JAKKS Pacific, Inc.*                                 340,113
           6,500    THQ, Inc.*                                           150,719
          21,200    United Stationers, Inc.*                             605,525
          50,600    Zale Corp.*                                        2,447,775
                                                                    ------------
                                                                       7,118,486
--------------------------------------------------------------------------------
METALS-MISCELLANEOUS -- 0.2%
          12,500    Ucar Int'l. Corp.*                                   222,656
--------------------------------------------------------------------------------
MISCELLANEOUS-CAPITAL GOODS -- 0.2%
           7,100    American Standards Cos., Inc.*                       325,712
--------------------------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH CYCLICAL -- 1.6%
           5,500    Agency.com Ltd.*                                     280,500
           3,100    Go2Net*                                              269,700
           8,300    Netratings, Inc.*                                    399,438
           2,700    Retek, Inc.*                                         203,175
           4,000    Sapient Corp.*                                       563,750
           3,000    Viant Corp.*                                         297,000
           9,000    Xpedior, Inc.*                                       258,750
                                                                    ------------
                                                                       2,272,313
--------------------------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 4.0%
          10,000    Expedia, Inc.*                                       350,000
           9,800    Lamar Advertising Co.*                               593,512
          15,300    Learning Tree Int'l.*                                428,400
          35,000    Optimal Robotics Corp.*                            1,303,750
          52,100    Valassis Comm., Inc.*                              2,201,225
          12,000    Young & Rubicam, Inc.                                849,000
                                                                    ------------
                                                                       5,725,887
--------------------------------------------------------------------------------
OIL AND GAS PRODUCING -- 1.0%
           8,900    Barrett Resources Corp.*                             261,994
          18,500    Louis Dreyfus Natural Gas Corp.*                     335,313
          11,500    Newfield Exploration Co.*                            307,625
          15,750    Spinnaker Exploration Co.*                           222,469
           9,300    Stone Energy Corp.*                                  331,313
                                                                    ------------
                                                                       1,458,714
--------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 1.7%
          34,100    B.J. Svcs. Co.*                                    1,425,806
           6,600    Cooper Cameron Corp.*                                322,987
          13,800    Maverick Tube Corp.*                                 340,687
          22,800    Veritas DGC, Inc.*                                   319,200
                                                                    ------------
                                                                       2,408,680
--------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.4%
          19,500    Abitibi-Consolidated, Inc.                           231,563
           6,200    Bowater, Inc.                                        336,737
                                                                    ------------
                                                                         568,300
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.4%
           8,700    Alexandria Real Estate Equities                      276,769
           9,200    Home Pptys. NY, Inc.                                 252,425
                                                                    ------------
                                                                         529,194
--------------------------------------------------------------------------------
SEMICONDUCTORS -- 2.0%
          27,000    Advanced Micro Devices, Inc.*                        781,313
           8,300    Kemet Corp.*                                         374,019
          10,800    QLogic Corp.*                                      1,726,650
                                                                    ------------
                                                                       2,881,982
--------------------------------------------------------------------------------
SEMICONDUCTORS-COMMUNICATIONS -- 5.2%
          14,800    Applied Micro Circuits Corp.*                      1,883,300
           7,700    AudioCodes Ltd.*                                     708,400
          10,600    Cypress Semiconductor Corp.*                         343,175
           4,400    DSP Group, Inc.*                                     409,200
           7,700    Exar Corp.*                                          453,338
          14,600    Metalink Ltd.*                                       297,475
           5,000    RF Micro Devices, Inc.*                              342,188
           6,500    Semtech Corp.*                                       338,813
          10,600    Transwitch Corp.*                                    769,162
          38,800    Xilinx, Inc.*                                      1,764,187
                                                                    ------------
                                                                       7,309,238
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN PARK AVENUE SMALL CAP FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
SEMICONDUCTORS-EQUIPMENT -- 2.3%
          11,000    Advanced Energy Industries*                     $    541,750
           5,600    Credence Systems Corp.*                              484,400
           6,200    Cymer Corp.*                                         285,200
           8,200    Helix Technology Corp.                               367,463
          10,800    KLA-Tencor Corp.*                                  1,202,850
           3,900    Lam Resh Corp.*                                      435,094
                                                                    ------------
                                                                       3,316,757
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.7%
          14,600    Airnet Comm., Inc.*                                  531,075
          19,500    Gric Comm., Inc.*                                    494,813
                                                                    ------------
                                                                       1,025,888
--------------------------------------------------------------------------------
TELECOMMUNICATIONS-EQUIPMENT -- 6.6%
           7,500    Aether Systems, Inc.*                                537,187
          12,500    American Tower Corp.*                                382,031
          26,000    CommScope, Inc.*                                   1,048,125
          14,400    Crown Castle, Int'l.*                                462,600
           5,400    Deltathree Comm., Inc.*                              139,050
          14,000    Dycom Industries, Inc.*                              616,875
           9,000    E Tek Dynamics, Inc.*                              1,211,625
           3,800    Harmonic, Inc.*                                      360,762
           2,000    Juniper Networks, Inc.*                              680,000
           7,300    Metasolv Software, Inc.*                             596,775
           2,500    Optical Coating Lab., Inc.                           740,000
          10,000    Pinnacle Hldgs.*                                     423,750
           5,200    Scientific Atlanta, Inc.                             289,250
           8,100    SDL, Inc.*                                         1,765,800
                                                                    ------------
                                                                       9,253,830
--------------------------------------------------------------------------------
TELECOMMUNICATIONS-SPECIALTY -- 5.9%
          20,800    Exodus Comm., Inc.*                                1,847,300
           8,600    Intermedia Comm., Inc.*                              333,788
          10,300    ITC Deltacom*                                        284,538
          22,442    Metromedia Fiber Network, Inc.*                    1,075,813
          12,800    Next Level Comm., Inc.*                              958,400
          14,000    Primus Telecomm. Group, Inc.*                        535,500
           7,500    Silicon Image, Inc.*                                 525,469
           4,000    Sycamore Networks, Inc.*                           1,232,000
           8,100    Telecorp PCS, Inc.*                                  307,800
           8,000    Time Warner Telecom, Inc.*                           399,500
           8,800    Tritel, Inc.*                                        278,850
           7,200    Virata Corp.*                                        215,100
           5,200    Winstar Comm., Inc.*                                 391,300
                                                                    ------------
                                                                       8,385,358
--------------------------------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION -- 0.8%
          19,000    Mohawk Industries, Inc.*                             501,125
          36,700    Shaw Industries, Inc.                                566,556
                                                                    ------------
                                                                       1,067,681
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC -- 3.0%
           7,400    Calpine Corp.*                                       473,600
          13,300    CH Energy Group                                      438,900
           9,400    Energy East Corp.*                                   195,638
          37,900    Nisource, Inc.*                                      677,462
          16,000    Otter Tail Power Co.                                 600,000
          14,100    Philadelphia Subn. Corp.*                            291,694
          36,000    TNP Enterprises, Inc.                              1,485,000
                                                                    ------------
                                                                       4,162,294
--------------------------------------------------------------------------------
UTILITIES-GAS AND PIPELINE -- 0.7%
           9,300    Equitable Res., Inc.                                 310,387
          17,600    Midcoast Energy Res.                                 294,800
           7,400    National Fuel Gas Co.                                344,100
                                                                    ------------
                                                                         949,287
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                     (COST $85,723,460)                              133,344,350
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 4.3%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
$      6,088,000    State Street Bank & Trust Co.
                    repurchase agreement, dated
                    12/31/99, maturity value
                    $6,089,649 at 3.25%,
                    due 1/3/00 (1)                                  $  6,088,000
--------------------------------------------------------------------------------
                    TOTAL REPURCHASE AGREEMENT
                     (COST $6,088,000)                                 6,088,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.6%
 (COST $91,811,460)                                                  139,432,350
CASH, RECEIVABLES AND OTHER ASSETS
 LESS LIABILITIES -- 1.4%                                              2,029,385
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                $141,461,735
--------------------------------------------------------------------------------
(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

o THE GUARDIAN ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
Mutual Fund -- 66.5%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
EQUITY -- 49.9%
  2,251,544    The Guardian Park Avenue
                   Fund, Class A                                   $133,786,747
FIXED INCOME -- 16.6%
  4,758,419    The Guardian Investment Quality
                   Bond Fund, Class A                                44,396,044
--------------------------------------------------------------------------------
                  TOTAL MUTUAL FUNDS
                   (COST $159,588,315)                              178,182,791
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government -- 9.3%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
$25,000,000    U.S. Treasury Bill, 4.935%
                 due 1/27/00
                 (COST $24,910,896)                                $ 24,910,896
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Options -- 0.4%
--------------------------------------------------------------------------------
Number of
Contracts                                                                  Value
--------------------------------------------------------------------------------
      1,000    U.S. Treasury Bond Futures
                Expires February, 2000
                Exercise price $98                                  $    62,500
        680    U.S. Treasury Bond Futures
                Expires May, 2000
                Exercise price $92                                    1,126,250
--------------------------------------------------------------------------------
               TOTAL OPTIONS
                (COST $3,442,890)                                     1,188,750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-term Investments -- 13.0%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
$    6,000,000    Associates First Capital
                   5.90%, due 2/3/00                                $ 5,967,550
     6,000,000    Colgate Palmolive Co.
                   5.82%, due 1/31/00                                 5,970,900
     7,000,000    Electricite de France
                   5.82%, due 1/11/00                                 6,988,683
    10,000,000    General Electric Capital Corp.
                   5.82%, due 1/28/00                                 9,956,350
     6,000,000    Procter & Gamble Co.
                   5.90%, due 1/28/00                                 5,973,450
--------------------------------------------------------------------------------
                  TOTAL SHORT-TERM INVESTMENTS
                   (COST $34,856,933)                                34,856,933
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 11.0%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
  $29,326,000   State Street Bank & Trust Co.
                repurchase agreement, dated
                12/31/99, maturity value
                $29,333,942 at 3.25%, due
                1/3/00 (1)                                         $ 29,326,000
--------------------------------------------------------------------------------
                TOTAL REPURCHASE AGREEMENT
                 (COST $29,326,000)                                  29,326,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.2%
 (COST $252,125,034)                                                268,465,370
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
 AND OTHER ASSETS -- (0.2%)                                            (520,103)
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                $267,945,267
--------------------------------------------------------------------------------
(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
Solid Futures Contracts
--------------------------------------------------------------------------------
                                                                      Unrealized
Contract               Description             Expiration           Depreciation
--------------------------------------------------------------------------------
   216             S&P 500 Stock Index         March, 2000          $  (782,918)


At December 31, 1999 The Guardian Asset Allocation Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts and had set aside $2,300,000 U.S. Treasury Bill due 1/27/00 as collateral.

--------------------------------------------------------------------------------
See notes to financial statements.

o THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

--------------------------------------------------------------------------------
Common Stocks -- 98.7%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
AUSTRALIA -- 2.0%
 BANKS -- 0.6%
          35,170    Commonwealth Bank of Australia                  $    605,627
          28,070    National Australia Bank                              429,371
 BEVERAGES -- 0.3%
         196,100    Fosters Brewing Group                                562,592
 BUSINESS SERVICES -- 0.4%
          21,260    Brambles Industries Ltd.                             587,919
 MINING -- 0.5%
          46,300    Broken Hill Ppty.                                    607,950
         182,450    Pasminco Ltd.*                                       200,030
 TELECOMMUNICATIONS -- 0.2%
          55,600    Telstra Corp.                                        302,232
                                                                    ------------
                                                                       3,295,721
--------------------------------------------------------------------------------
FINLAND -- 6.3%
 TELECOMMUNICATIONS -- 6.3%
          35,900    Nokia OYJ*                                         6,509,493
          54,880    Sonera OYJ*                                        3,762,032
                                                                    ------------
                                                                      10,271,525
--------------------------------------------------------------------------------
FRANCE -- 8.9%
 BANKS -- 1.0%
          18,000    Banque Nationale de Paris*                         1,660,918
 COMPUTER SOFTWARE AND TECHNOLOGY -- 0.9%
           5,510    CAP Gemini*                                        1,398,725
 INSURANCE -- 1.5%
          17,670    AXA UAP*                                           2,463,502
 MEDIA AND ENTERTAINMENT -- 1.1%
           3,520    Societe Television Francaise 1*                    1,843,853
 OIL AND GAS -- 1.8%
          21,800    Total Fina S.A.*                                   2,909,729
 RETAIL-FOOD AND DRUGS -- 1.7%
          15,310    Carrefour*                                         2,823,864
 TELECOMMUNICATIONS -- 0.9%
          12,600    Equant NV*                                         1,430,457
                                                                    ------------
                                                                      14,531,048
--------------------------------------------------------------------------------
GERMANY -- 10.4%
 AUTOMOTIVE -- 0.6%
          11,670    DaimlerChrysler AG*                                  907,545
 CHEMICALS -- 1.3%
          40,690    BASF AG*                                           2,090,442
 CONGLOMERATES -- 4.1%
          27,960    Mannesmann AG*                                     6,745,636
 DISTRIBUTORS -- 0.3%
          13,590    GEHE AG*                                             527,060
 ELECTRONICS AND ELECTRICAL EQUIPMENT -- 1.5%
          17,940    Epcos AG*                                          1,346,353
           9,460    Siemens AG*                                        1,203,579
 SOFTWARE -- 1.3%
           4,516    SAP AG*                                            2,224,554
 TELECOMMUNICATIONS -- 1.3%
          29,410    Deutsche Telekom*                                  2,094,569
                                                                    ------------
                                                                      17,139,738
--------------------------------------------------------------------------------
HONG KONG -- 3.3%
 BANKS -- 0.5%
         275,600    Bank of East Asia Ltd.*                              767,574
 COMPUTER SYSTEMS -- 0.4%
         254,000    Legend Hldgs. Ltd.*                                  628,996
 CONGLOMERATES -- 1.3%
         147,000    Hutchison Whampoa                                  2,136,875
 REAL ESTATE -- 0.8%
          64,000    Cheung Kong Hldgs.                                   810,960
          58,000    Sun Hung Kai Pptys.                                  604,361
 TELECOMMUNICATIONS -- 0.3%
         113,500    SmarTone Telecom. Hldgs. Ltd.                        547,533
                                                                    ------------
                                                                       5,496,299
--------------------------------------------------------------------------------
IRELAND -- 2.2%
 BANKS -- 0.7%
          94,400    Allied Irish Bank                                  1,076,462
 CONSTRUCTION MATERIALS -- 1.5%
         114,350    CRH PLC                                            2,465,075
                                                                    ------------
                                                                       3,541,537
--------------------------------------------------------------------------------
ITALY -- 2.4%
 BANKS -- 2.4%
          26,500    Bipop-Carire SPA*                                  2,345,135
         112,000    San Paolo IMI SPA*                                 1,521,984
                                                                    ------------
                                                                       3,867,119
--------------------------------------------------------------------------------
JAPAN -- 29.2%
 AUTOMOTIVE -- 1.9%
          19,000    Honda Motor Co.                                      706,665
          50,000    Toyota Motor Corp.*                                2,422,433
 CHEMICALS -- 0.8%
         282,000    Sumitomo Chemical*                                 1,324,851
 COMMERCIAL SERVICES -- 0.9%
           5,800    Benesse Corp.*                                     1,396,496
 COMPUTER SOFTWARE AND TECHNOLOGY -- 1.1%
           1,800    Softbank Corp.*                                    1,723,011
 COMPUTER SYSTEMS -- 2.9%
         106,000    Fujitsu Ltd.                                       4,834,687
 DRUGS AND HEALTH CARE -- 0.8%
          61,000    Sankyo Co.                                         1,253,793
 ELECTRONICS -- 5.6%
         202,000    Hitachi                                            3,242,439
           8,000    Rohm Co.                                           3,288,637
           9,000    Sony Corp.                                         2,669,081
 ENGINEERING AND MACHINERIES -- 1.4%
          10,700    SMC Corp.                                          2,367,887
 FINANCIAL SERVICES -- 3.9%
         160,000    Mitsubishi Trading & Brokerage                     1,409,416
          90,000    Nomura Securities Co. Ltd.*                        1,625,233
          24,600    Promise Co.                                        1,252,031
     126,000,000    Sanwa Int'l. Financial                             1,358,043
           1,810    Shohkoh Fund & Co.                                   716,595
 HOUSEHOLD PRODUCTS -- 1.3%
          75,000    Kao Corp.                                          2,139,816
 MERCHANDISING-MASS -- 1.2%
          10,000    Ryohin Keikaku Co. Ltd.                            2,007,439
 RETAIL TRADE -- 0.9%
          14,000    Ito Yokado Co.                                     1,520,994
 TELECOMMUNICATIONS -- 6.5%
             900    Hikari Tsushin, Inc.                               1,805,814
             165    Nippon Tele. & Tel. Corp.                          2,826,172
             159    NTT Mobile Comm. Network, Inc.                     6,115,983
                                                                    ------------
                                                                      48,007,516
--------------------------------------------------------------------------------
MALAYSIA -- 0.2%
 BANKS -- 0.2%
         112,000    Malayan Banking Berhad                               397,895
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
NETHERLANDS -- 4.6%
 BANKS -- 0.6%
          38,770    ABN AMRO Hldgs. NV                             $    968,563
 BROADCASTING AND PUBLISHING -- 1.6%
          50,060    Ver Ned Uitgevers                                 2,631,329
 COMPUTER SERVICES -- 0.7%
          16,510    CMG PLC                                           1,229,056
 COMPUTER SYSTEMS -- 0.9%
          13,000    ASM Lithography Hldg. NV*                         1,444,439
 INSURANCE -- 0.8%
          13,730    Aegon NV*                                         1,326,384
                                                                    ------------
                                                                      7,599,771
--------------------------------------------------------------------------------
NEW ZEALAND -- 0.2%
 TELECOMMUNICATIONS -- 0.2%
          79,010    Telecom. Corp. of New Zealand                       371,544
--------------------------------------------------------------------------------
PORTUGAL -- 0.4%
 TRANSPORTATION -- 0.4%
          90,600    Brisa (Auto Estrada)*                               695,446
--------------------------------------------------------------------------------
SINGAPORE -- 0.8%
 BANKS -- 0.2%
          42,000    Overseas Chinese Bank                               385,830
 PUBLISHING -- 0.6%
          45,197    Singapore Press Hldgs.*                             979,653
                                                                    ------------
                                                                      1,365,483
--------------------------------------------------------------------------------
SOUTH KOREA -- 0.5%
 UTILITIES-ELECTRIC -- 0.5%
          51,282    Korea Electric Power Corp. ADR                      858,974
--------------------------------------------------------------------------------
SPAIN -- 4.4%
 BANKS -- 1.3%
         196,030    Banco Santander Central Hispano S.A.              2,219,571
 CONSTRUCTION AND HOUSING -- 1.1%
          31,900    Acciona S.A.                                      1,799,529
 GAS DISTRIBUTION -- 0.6%
          42,000    Gas Natural SDG                                     967,600
 TELECOMMUNICATIONS -- 1.4%
          91,000    Telefonica S.A.*                                  2,273,387
                                                                    ------------
                                                                      7,260,087
--------------------------------------------------------------------------------
SWEDEN -- 4.4%
 CONSTRUCTION AND MINING EQUIPMENTS -- 0.9%
          49,360    Atlas Copco AB*                                   1,403,822
 RETAIL-GENERAL -- 1.4%
          69,000    Hennes & Mauritz*                                 2,311,082
 TELECOMMUNICATIONS -- 2.1%
          54,930    LM Ericsson *                                     3,531,168
                                                                    ------------
                                                                      7,246,072
--------------------------------------------------------------------------------
SWITZERLAND -- 3.4%
 BUSINESS SERVICES -- 1.6%
           3,410    Adecco S.A.*                                      2,655,530
 INSURANCE -- 0.8%
           2,270    Zurich Allied AG*                                 1,294,455
 PHARMACEUTICALS -- 1.0%
             133    Roche Hldgs. AG*                                  1,578,660
                                                                    ------------
                                                                      5,528,645
--------------------------------------------------------------------------------
UNITED KINGDOM -- 15.1%
 BANKS -- 3.4%
          36,000    Barclays                                          1,034,503
          45,325    Halifax PLC                                         494,923
         108,000    HSBC Hldgs.                                       1,496,802
          99,000    Lloyds TSB Group PLC                              1,229,744
          60,500    National Westminster Bank Co. PLC                 1,299,751
 COMPUTER SOFTWARE AND TECHNOLOGY -- 0.7%
         100,000    Sage Group*                                       1,224,398
 CONGLOMERATES -- 0.4%
          43,000    Smiths Industries PLC                               642,486
 CONSTRUCTION -- 0.7%
         135,000    Hanson PLC                                        1,131,760
 DRUGS AND HEALTH CARE -- 1.8%
          64,000    Glaxo Wellcome                                    1,813,271
          92,000    Smithkline Beecham                                1,166,570
 ELECTRONICS -- 0.4%
          52,000    Electrocomponents                                   575,370
 FINANCIAL SERVICES -- 0.4%
          43,000    CGU PLC                                             693,884
 FOOD, BEVERAGE AND TOBACCO -- 0.8%
         132,800    Imperial Tobacco                                  1,094,011
          22,929    Whitbread                                           231,112
 INSURANCE -- 0.4%
          33,000    Prudential Corp.                                    643,923
 LEISURE PRODUCTS -- 0.2%
          38,000    Granada Group                                       383,634
 OIL-INTERNATIONAL -- 1.6%
         254,760    BP Amoco PLC                                      2,571,632
 OIL AND GAS -- 0.5%
          96,000    Shell Transport & Trading                           797,829
 TELECOMMUNICATIONS -- 3.8%
          90,000    British Telecom.                                  2,180,655
          53,373    Cable & Wireless Co.*                               763,084
          17,000    Energis PLC*                                        816,938
         500,000    Vodafone Airtouch PLC                             2,492,327
                                                                    ------------
                                                                     24,778,607
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                     (COST $104,165,208)                            162,253,027
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 1.3%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
$      2,117,000    State Street Bank & Trust Co.
                    repurchase agreement,
                    dated 12/31/99, maturity
                    value $2,117,441 at 2.50%
                    due 1/3/00 (1)                                 $  2,117,000
--------------------------------------------------------------------------------
                    TOTAL REPURCHASE AGREEMENT
                     (COST $2,117,000)                                2,117,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
 (COST $106,282,208)                                                164,370,027
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
 AND OTHER ASSETS -- (0.0%)                                             (20,011)
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                               $164,350,016
--------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

GLOSSARY OF TERMS:
 ADR -- American Depositary Receipt.
 GDR -- Global Depositary Receipt.

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

o THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

--------------------------------------------------------------------------------
Common Stocks -- 94.8%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
ARGENTINA -- 1.6%
 BANKS -- 0.4%
          13,300    Banco Rio de la Plata S.A. ADR*                  $   162,094
 REAL ESTATE -- 0.3%
           3,388    IRSA Inversiones Y Represente GDR                    109,475
 RETAIL-FOOD -- 0.5%
          19,480    Imp. Y Exp. Patagonia                                171,449
 TELECOMMUNICATIONS -- 0.4%
           4,340    Telefonica de Argentina S.A. ADR                     133,997
                                                                     -----------
                                                                         577,015
--------------------------------------------------------------------------------
BRAZIL -- 8.9%
 BANKS -- 0.4%
       1,700,000    Banco Itau S.A.                                      145,862
 FOOD, BEVERAGE AND TOBACCO -- 0.1%
       4,700,000    Comp. Lorenz*                                         19,513
 GAS DISTRIBUTION -- 0.2%
           6,361    Ultrapar Participacoes S.A. ADR*                      73,151
 PAPER PRODUCTS -- 0.4%
           5,600    Aracruz Celulose S.A. ADR*                           147,000
 PETROLEUM SERVICES -- 1.2%
          17,200    Petroleo Brasileiro S.A. ADR                         438,600
 REAL ESTATE -- 0.3%
           6,500    Brazil Realty S.A. GDR*                               87,102
 RETAIL-APPLIANCES -- 0.6%
          24,500    Globex Utilidades                                    196,651
 RETAIL-FOOD -- 0.8%
           8,168    Comp. Brasileiras de Dist. ADR*                      263,928
 TELECOMMUNICATIONS -- 3.7%
      16,000,000    Embratel Participacoes S.A.*                         267,479
           6,580    Embratel Participacoes S.A. ADR                      179,305
           5,290    Telecom. Centro Sul Participacoes ADR                207,872
       7,009,100    Telecom. de Sao Paolo                                 95,446
           9,400    Telecom. Norte Leste Participacoes ADR*              239,700
      41,001,500    Telecom. Sudeste Celular Participacoes S.A.*         303,016
 TEXTILE-APPAREL AND PRODUCTION -- 0.7%
          83,700    Confeccoes Guararapes S.A.*                          259,463
 UTILITIES-ELECTRIC AND WATER -- 0.5%
           8,600    Comp. Energetica de Minas ADR                        189,200
                                                                     -----------
                                                                       3,113,288
--------------------------------------------------------------------------------
CHILE -- 1.2%
 CHEMICALS -- 0.2%
           2,100    Sociedad Quimica Y Minera
                     de Chile S.A. ADR*                                   66,281
 MINING -- 0.6%
          30,420    Antofagasta Hldgs.                                   211,291
 MUTUAL FUNDS -- 0.2%
           2,800    Genesis Chile Fund*                                   87,864
 TELECOMMUNICATIONS -- 0.2%
           3,500    Comp. de Telecom. de Chile ADR                        63,875
                                                                     -----------
                                                                         429,311
--------------------------------------------------------------------------------
CZECH REPUBLIC -- 0.4%
 TELECOMMUNICATIONS -- 0.4%
           9,000    SPT Telecom. AS*                                     145,287
--------------------------------------------------------------------------------
GREECE -- 1.0%
 BANKS -- 0.4%
           1,575    Alpha Credit Bank*                                   123,328
 HOSPITALS AND HEALTH CARE -- 0.3%
           2,000    Athens Medical Care S.A.*                            103,540
 TELECOMMUNICATIONS -- 0.3%
           8,770    Panafon Hellenic Telecom S.A.*                       117,754
                                                                     -----------
                                                                         344,622
--------------------------------------------------------------------------------
HONG KONG -- 3.5%
 BANKS -- 0.5%
          56,000    Guoco Group                                          170,734
 COMPUTER SYSTEMS -- 1.5%
         219,000    Legend Hldgs. Ltd.                                   542,323
 CONGLOMERATES -- 0.7%
         300,000    First Pacific Co. Ltd.*                              233,486
 REAL ESTATE -- 0.6%
          17,000    Cheung Kong Hldgs.                                   215,411
 UTILITIES -- 0.2%
         384,000    Shandong Int'l. Power*                                54,338
                                                                     -----------
                                                                       1,216,292
--------------------------------------------------------------------------------
HUNGARY -- 3.0%
 BANKS -- 1.0%
           6,000    OTP Bank*                                            351,481
 CHEMICALS -- 0.5%
           4,100    BorsodChem RT                                        168,019
 PHARMACEUTICALS -- 0.8%
           4,200    Richter Gedeon VEG*                                  276,386
 TELECOMMUNICATIONS -- 0.7%
          38,000    Matav RT*                                            266,313
                                                                     -----------
                                                                       1,062,199
--------------------------------------------------------------------------------
INDIA -- 11.9%
 COMPUTER SOFTWARE -- 4.7%
           5,000    Infosys Technology Ltd. ADR                        1,650,000
 MUTUAL FUNDS -- 5.9%
          37,000    Indian Opportunity Fund*                             587,375
          22,000    UTI Int'l. Ltd.*                                   1,507,000
 TELECOMMUNICATIONS -- 0.6%
          17,000    Mahanagar Telephone Nigam
                     Ltd. GDR                                            192,950
 TELECOMMUNICATIONS-SPECIALTY -- 0.7%
           1,700    Satyam Infoway Ltd. ADR*                             263,500
                                                                     -----------
                                                                       4,200,825
--------------------------------------------------------------------------------
ISRAEL -- 2.5%
 BANKS -- 0.6%
         108,000    Bank Leumi Le-Israel                                 227,199
 COMPUTER SOFTWARE -- 0.4%
           8,700    Sapiens Int'l. Corp. NV*                             143,006
 CONGLOMERATES -- 0.6%
          14,000    Clal Industries*                                     132,095
           4,500    Koors Industries Ltd. ADR                             90,000
 ELECTRONIC EQUIPMENT -- 0.2%
           2,200    ECI Telecom. Ltd.                                     69,575
 TELECOMMUNICATIONS -- 0.7%
          12,800    Elbit Ltd.*                                          226,400
                                                                     -----------
                                                                         888,275
--------------------------------------------------------------------------------
MALAYSIA -- 2.7%
 BANKS -- 1.2%
         121,000    Malayan Banking Berhad                               429,868
 FOOD, BEVERAGE AND TOBACCO -- 0.1%
          32,000     RJ Reynolds Berhad                                   39,747
 TELECOMMUNICATIONS -- 0.7%
         415,000    Technology Resources Inds. Berhad*                   256,645
 UTILITIES -- 0.7%
          90,000    Tenaga Nasional                                      232,105
                                                                     -----------
                                                                         958,365
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
MEXICO -- 12.0%
 BANKS -- 0.7%
          60,000    Grupo Financiero Banamex
                     Accival S.A. de C.V.*                           $   240,633
 CONGLOMERATES -- 1.3%
          44,000    Alfa S.A.*                                           206,649
           4,260    Desc S.A. de C.V. ADR*                                71,355
           4,000    Fomento Economico
                     Mexicano ADR*                                       178,000
 CONSTRUCTION -- 0.8%
          22,000    Apasco S.A. de C.V.*                                 136,992
          79,800    Consorcio Ara S.A. de C.V.*                          132,228
 FINANCIAL  SERVICES -- 0.3%
          69,400    Grupo Financiero Banorte*                            104,741
 FOOD, BEVERAGE AND TOBACCO -- 0.7%
          93,100    Grupo Continental                                    135,597
          47,000    Grupo Industrial Bimbo S.A.*                         104,913
 MEDIA AND ENTERTAINMENT -- 2.1%
         130,000    Corp. Interamericana Entretenimiento*                519,314
           3,350    Grupo Television S.A. de C.V. ADR*                   228,637
 METALS -- 0.6%
          16,600    Tubos de Acero*                                      218,822
 PAPER PRODUCTS -- 0.4%
          37,000    Kimberly Clark Mexico                                144,485
 REAL ESTATE -- 0.3%
          33,100    Corp. Geo S.A. de C.V.*                              124,715
 RETAIL TRADE -- 1.0%
          21,500    Grupo Elektra S.A. de C.V. GDR*                      206,937
          28,700    Organiz. Soriana*                                    131,763
 TELECOMMUNICATIONS -- 3.8%
          42,000    Grupo Carso Global Telecom.*                         394,512
           8,300    Telefonos de Mexico S.A. ADR                         933,750
                                                                     -----------
                                                                       4,214,043
--------------------------------------------------------------------------------
PANAMA -- 0.3%
 BANKS -- 0.3%
           4,800    Banco Latinoamericano de
                     Exportaciones S.A.*                                 112,800
--------------------------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 0.5%
 ELECTRICAL EQUIPMENT -- 0.5%
         236,000    Guandong Kelon Elec. Hldgs.*                         179,121
--------------------------------------------------------------------------------
PERU -- 1.0%
 BANKS -- 0.4%
          11,600    Credicorp Ltd.*                                      139,200
 MINING -- 0.3%
           7,100    Comp. de Minas Buenaventura ADR                      114,044
 TELECOMMUNICATIONS -- 0.3%
           9,000    Telefonica del Peru S.A. ADR                         120,375
                                                                     -----------
                                                                         373,619
--------------------------------------------------------------------------------
POLAND -- 1.3%
 BANKS -- 0.5%
           5,630    Bank Roswoju Eksport*                                178,363
 METALS -- 0.4%
          20,250    KGHM Polska Miedz                                    127,328
 TELECOMMUNICATIONS -- 0.4%
          25,000    Telekomunikacja Polska GDR                           159,375
                                                                     -----------
                                                                         465,066
--------------------------------------------------------------------------------
QATAR -- 0.7%
 COMPUTER SOFTWARE -- 0.7%
          30,000    Qatar Tele QSC (Q-Tell) GDR*                         230,250
--------------------------------------------------------------------------------
SOUTH AFRICA -- 6.5%
 BANKS -- 0.8%
          62,000    Standard Bank Investment Corp. Ltd.*                 257,368
 CONGLOMERATES -- 0.9%
          33,000    Bidvest Group Ltd.*                                  322,226
 ELECTRONIC EQUIPMENT -- 1.9%
          11,500    MIH Ltd. Tortola*                                    678,500
 METALS -- 0.6%
          93,000    Kroondal Platinum*                                   222,868
 MINING -- 1.5%
          26,600    Anglovaal Mining Ltd.                                231,643
          41,000    Ashanti Goldfields Co. Ltd. GDR*                     107,625
           6,700    De Beers Centenary                                   194,850
  TOBACCO -- 0.8%
          11,000    Compagnie Financiere Richemont AG                    272,006
                                                                     -----------
                                                                       2,287,086
--------------------------------------------------------------------------------
SOUTH KOREA -- 16.3%
 BANKS -- 0.9%
          19,200    Hanvit Bank GDR*                                     123,840
          14,305    Kookmin Bank GDR                                     207,780
 CONGLOMERATES -- 1.0%
          23,500    Samsung Co.*                                         351,827
 CONSTRUCTION -- 1.4%
          12,788    Tae Young Corp.*                                     495,528
 ELECTRONIC EQUIPMENT -- 5.5%
          27,500    Comtec System*                                       372,963
          15,000    Sam Hwa Electronics Co.*                             257,596
           4,500    Samsung Electro-Mechanics Co.*                       299,207
           4,300    Samsung Electronics*                               1,007,310
 FINANCIAL SERVICES -- 1.6%
          24,896    Daishin Securities*                                  326,685
          11,000    Dongwon Securities*                                  237,340
 METALS -- 1.6%
          15,700    Pohang Iron & Steel Co. Ltd. ADR                     549,500
 TELECOMMUNICATIONS -- 1.4%
          12,875    SK Telecom Ltd. ADR                                  494,078
 TELECOMMUNICATIONS-SPECIALTY -- 1.9%
           9,800    Korea Thrunet Co. Ltd.*                              665,175
 UTILITIES-ELECTRIC -- 1.0%
          22,000    Korea Electric Power Corp. ADR                       368,500
                                                                     -----------
                                                                       5,757,329
--------------------------------------------------------------------------------
SPAIN -- 1.0%
 TELECOMMUNICATIONS-SPECIALTY -- 1.0%
           6,800    Terra Networks S.A. ADR*                             372,300
--------------------------------------------------------------------------------
TAIWAN -- 11.3%
 BANKS -- 0.9%
         256,000    First Commercial Bank*                               318,929
 ELECTRONICS AND INSTRUMENTS -- 9.7%
         103,500    Accton Technology Corp.*                             351,211
          63,000    Accton Technology Corp. GDR*                         458,325
          51,800    Hon Hai Precision*                                   386,210
         184,000    Mitac Int'l. Corp.*                                  281,995
          81,760    Taiwan Secom*                                        234,456
         104,110    Taiwan Semiconductor*                                553,971
         226,200    United Micro Electronic*                             807,214
          16,000    Winbond Electronic Corp. GDR*                        370,000
 FINANCIAL SERVICES -- 0.7%
         148,400    China Development Industrial Bank*                   236,419
                                                                     -----------
                                                                       3,998,730
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
THAILAND -- 1.6%
 REAL ESTATE -- 0.8%
         528,000    Golden Land Ppty.*                               $   273,357
 TELECOMMUNICATIONS -- 0.8%
          70,000    Total Access Communication Public Co.*               275,800
                                                                     -----------
                                                                         549,157
--------------------------------------------------------------------------------
TURKEY -- 5.0%
 BANKS -- 2.9%
          41,800    Haci Omer Sabanci Hldgs. S.A. ADR*                   553,850
      15,570,000    Yapi ve Kredi Bankasi A.S.*                          480,821
 ELECTRONIC EQUIPMENT -- 0.5%
         717,000    Vestel Elektronik Sanayi ve Ticaret A.S.*            171,847
 MEDIA -- 1.0%
      19,100,000    Hurriyet Gazetecilik ve Matbaacilik A.S.*            352,139
 RETAIL-APPLIANCES -- 0.6%
       2,920,000    Arcelik A.S.*                                        191,114
                                                                     -----------
                                                                       1,749,771
--------------------------------------------------------------------------------
VENEZUELA -- 0.6%
 TELECOMMUNICATIONS -- 0.6%
           8,000    Compania Anononima Nacional Telefonos
                     de Venezuela ADR*                                   197,000
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                     (COST $23,050,743)                               33,421,751
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred Stocks -- 1.4%
--------------------------------------------------------------------------------
           7,600    Comp. Vale do Rio Doce                           $   210,352
         282,000    Itausa-Investimentos Itau S.A.                       291,913
--------------------------------------------------------------------------------
                    TOTAL PREFERRED STOCKS
                     (COST $311,684)                                     502,265
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 3.4%
--------------------------------------------------------------------------------
Principal
  Amount                                                                   Value
--------------------------------------------------------------------------------
$      1,206,000    State Street Bank & Trust Co.
                    repurchase agreement,
                    dated 12/31/99, maturity
                    value $1,206,251 at 2.50%
                    due 1/3/00 (1)                                   $ 1,206,000
--------------------------------------------------------------------------------
                    TOTAL REPURCHASE AGREEMENT
                     (COST $1,206,000)                                 1,206,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.6%
 (COST $24,568,427)                                                   35,130,016
CASH, RECEIVABLES AND OTHER ASSETS
 LESS LIABILITIES -- 0.4%                                                129,478
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                 $35,259,494
--------------------------------------------------------------------------------
(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

GLOSSARY OF TERMS:
 ADR -- American Depositary Receipt.
 GDR -- Global Depositary Receipt.

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

o THE GUARDIAN INVESTMENT QUALITY BOND FUND

--------------------------------------------------------------------------------
Asset Backed -- 8.5%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
$     500,000   Amresco 1997-1 M1F
                 7.42% due 3/25/27                                   $  489,690
    1,700,000   Arcadia Automobile Rec. Tr.
                 1999-A A5
                 6.12% due 12/15/06                                   1,649,102
    1,400,000   Contimortgage Home Equity Loan Tr.
                 1999-1 A3
                 6.17% due 5/25/21                                    1,344,490
    1,300,000   Green Tree Finl. Corp.
                 1998-4 A5
                 6.18% due 12/1/17                                    1,263,067
    1,400,000   Green Tree Finl. Corp.
                 1999-5 A3
                 6.97% due 4/1/31                                     1,387,344
    1,700,000   Peco Energy Transition Tr.
                 1999-A A6
                 6.05% due 3/1/09                                     1,587,766
    1,100,000   Pemex Finance Ltd.
                 6.125% due 11/15/03[                                 1,072,962
    1,500,000   PP & L Transition Bond Co.
                 1999-1 A4
                 6.72% due 12/26/05                                   1,482,105
    1,727,000   Premier Auto Tr. 1997-2B
                 6.53% due 12/6/03                                    1,710,490
--------------------------------------------------------------------------------
                TOTAL ASSET BACKED
                 (COST $12,332,240)                                  11,987,016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Commercial Mortgage Backed -- 2.8%
--------------------------------------------------------------------------------
   $1,300,000   Chase Coml. Mtg. Secs. Corp.
                 1998-1 A2
                 6.56% due 5/18/08                                  $ 1,232,037
    1,300,000   First Union Coml. Mtg. Tr.
                 1999-C1 A2
                 6.07% due 10/15/35                                   1,188,351
    1,489,283   TIAA Retail Coml. Mortgage Tr.
                 1999-A
                 7.17% due 10/15/07                                   1,466,795
--------------------------------------------------------------------------------
                TOTAL COMMERCIAL MORTGAGE BACKED
                 (COST $4,150,973)                                    3,887,183
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Bonds -- 32.9%
--------------------------------------------------------------------------------
BANKS -- 2.9%
   $1,400,000   Bank of New York, Inc.
                 7.30% due 12/1/09                                  $ 1,371,616
    1,400,000   Capital One Bank
                 6.48% due 1/28/02                                    1,371,678
    1,400,000   Chase Manhattan Corp.
                 7.00% due 11/15/09                                   1,345,579
                                                                   ------------
                                                                      4,088,873
--------------------------------------------------------------------------------
CHEMICALS-MAJOR -- 1.1%
                1,500,000 ICI Wilmington, Inc.
                 6.75% due 9/15/02                                    1,478,582
--------------------------------------------------------------------------------
ENERGY -- 1.7%
    1,000,000   Occidental Petroleum Corp.
                 7.65% due 2/15/06                                      995,386
    1,400,000   Occidental Petroleum Corp.
                 8.45% due 2/15/29                                    1,453,106
                                                                   ------------
                                                                      2,448,492
--------------------------------------------------------------------------------
ENTERTAINMENT-CABLE-MEDIA -- 5.1%
   $1,000,000   Cox Comm., Inc.
                 7.875% due 8/15/09                                   1,012,752
    1,400,000   Joseph E. Seagram & Sons, Inc.
                 6.25% due 12/15/01                                   1,370,750
    1,250,000   Joseph E. Seagram & Sons, Inc.
                 6.40% due 12/15/03                                   1,204,019
    1,300,000   Joseph E. Seagram & Sons, Inc.
                 7.60% due 12/15/28                                   1,224,883
    2,650,000   Time Warner, Inc.
                 6.625% due 5/15/29                                   2,255,378
                                                                   ------------
                                                                      7,067,782
--------------------------------------------------------------------------------
FINANCIAL -- 3.9%
    1,600,000   Comdisco, Inc.
                 6.13% due 8/1/01                                     1,560,941
    1,400,000   Lehman Brothers Hldgs., Inc.
                 6.00% due 2/26/01                                    1,382,588
    1,400,000   Lehman Brothers Hldgs., Inc.
                 6.625% due 4/1/04                                    1,356,254
    1,250,000   Paine Webber Group, Inc.
                 6.45% due 12/1/03                                    1,198,610
                                                                   ------------
                                                                      5,498,393
--------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 0.8%
    1,250,000   Aramark Svcs., Inc.
                 6.75% due 8/1/04                                     1,193,744
--------------------------------------------------------------------------------
HOSPITAL-SUPPLIES -- 1.1%
    1,600,000   Mallinckrodt, Inc.+
                 6.30% due 3/15/11                                    1,579,403
--------------------------------------------------------------------------------
INDUSTRIAL-PIPELINES -- 1.0%
    1,400,000   Williams Cos., Inc.
                 7.625% due 7/15/19                                   1,343,916
--------------------------------------------------------------------------------
INSURANCE -- 0.9%
    1,300,000   Conseco, Inc.
                 6.40% due 6/15/01                                    1,267,703
--------------------------------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 2.8%
    1,250,000   Federated Department Stores, Inc.
                 6.125% due 9/1/01                                    1,224,400
    1,400,000   Saks, Inc.
                 7.00% due 7/15/04                                    1,324,953
    1,400,000   Saks, Inc.
                 7.25% due 12/1/04                                    1,332,727
                                                                   ------------
                                                                      3,882,080
--------------------------------------------------------------------------------
MERCHANDISING-DRUGS -- 1.4%
    2,300,000   Rite Aid Corp.
                 6.70% due 12/15/01                                   1,932,000
--------------------------------------------------------------------------------
MERCHANDISING-SUPERMARKETS -- 2.8%
    1,300,000   Kroger Co.
                 6.80% due 12/15/18                                   1,133,413
    1,500,000   Fred Meyer, Inc.
                 7.45% due 3/1/08                                     1,457,051
    1,400,000   Safeway, Inc.
                 7.00% due 9/15/02                                    1,391,247
                                                                   ------------
                                                                      3,981,711
--------------------------------------------------------------------------------
MISCELLANEOUS-CAPITAL GOODS -- 0.9%
    1,250,000   Ikon Capital, Inc.
                 6.73% due 6/15/01                                    1,223,241
--------------------------------------------------------------------------------

+     Rule 144A restricted security.

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
RAILROADS -- 3.0%
   $1,600,000   CSX Corp.
                 7.25% due 5/1/04                                   $ 1,584,344
    1,500,000   Union Pacific Corp.
                 5.78% due 10/15/01                                   1,467,180
    1,350,000   Union Pacific Corp.
                 6.625% due 2/1/29                                    1,140,257
                                                                   ------------
                                                                      4,191,781
--------------------------------------------------------------------------------
UTILITIES -- 2.4%
    1,000,000   Cinergy Corp.
                 6.125% due 4/15/04                                     939,574
    1,011,000   Marlin Water Trust/Cap.+
                 7.09% due 12/15/01                                     992,453
    1,400,000   Southern Union Co.
                 8.25% due 11/15/29                                   1,399,275
                                                                   ------------
                                                                      3,331,302
--------------------------------------------------------------------------------
WASTE SERVICES -- 1.1%
    1,600,000   USA Waste Svcs., Inc.
                 6.125% due 7/15/01                                   1,524,685
--------------------------------------------------------------------------------
                 TOTAL CORPORATE BONDS
                 (COST $48,242,988)                                  46,033,688
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Collateralized Mortgage Obligation -- 0.9%
--------------------------------------------------------------------------------
   $1,424,660   GE Capital Mortgage Svcs., Inc.
                 1996-3A7 7.00% due 3/25/26
                 (COST $1,426,601)                                 $  1,343,457
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mortgage Pass-Throughs -- 31.0%
--------------------------------------------------------------------------------
                FHLMC
   $2,400,000    7.00%, (30 yr. TBA)(a)                            $  2,322,749
    1,600,000    7.50%, (30 yr. TBA)(a)                               1,584,499
    7,118,907    6.50%, 2029                                          6,718,008
       79,345    7.00%, 8/1/08                                           78,980
                FNMA
   10,700,000    7.00%, (30 yr. TBA)(a)                              10,345,562
   12,200,000    7.50%, (30 yr. TBA)(a)                              12,066,556
    4,700,000    8.00%, (30 yr. TBA)(a)                               4,736,716
      568,917    6.50%, 7/1/11                                          554,251
    1,892,648    6.50%, 11/1/28                                       1,787,492
       56,280    7.00%, 2/1/09                                           55,990
      347,707    7.00%, 2012                                            344,456
       28,210    7.00%, 8/1/23                                           27,505
       28,795    7.00%, 10/1/27                                          27,892
      462,513    7.00%, 12/1/28                                         447,643
        3,837    7.50%, 5/1/27                                            3,798
                GNMA
    1,960,797    6.50%, 3/1/13                                        1,841,914
--------------------------------------------------------------------------------
                TOTAL MORTGAGE PASS-THROUGHS
                 (COST $44,091,435)                                  42,944,011
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government -- 22.0%
--------------------------------------------------------------------------------
                               U.S. Treasury Bonds
   $5,825,000    5.25%, 2/15/29                                     $ 4,818,370
    1,500,000    6.00%, 2/15/26                                       1,372,032
    1,250,000    6.625%, 2/15/27                                      1,237,891
    1,500,000    9.25%, 2/15/16                                       1,852,500
                               U.S. Treasury Notes
    3,500,000    4.75%, 11/15/08                                      3,087,658
      700,000    5.25%, 8/15/03                                         674,625
    2,100,000    5.375%, 6/30/03                                      2,035,687
    1,900,000    5.50%, 1/31/03                                       1,854,875
   $1,225,000    5.50%, 5/15/09                                       1,141,165
    2,000,000    5.75%, 11/30/02                                      1,969,376
    5,100,000    6.00%, 8/15/04                                       5,020,312
    1,500,000    6.00%, 8/15/09                                       1,453,125
    4,200,000    6.50%, 10/15/06                                      4,188,190
--------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT SECURITIES
                 (COST $31,308,148)                                  30,705,806
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Commercial Paper -- 20.2%
--------------------------------------------------------------------------------
AUTOMOTIVE -- 1.3%
   $1,800,000   General Motors Acceptance Corp.
                 5.88% due 1/19/00(a)                               $ 1,794,708
--------------------------------------------------------------------------------
BANKS -- 3.5%
    5,000,000   Nordenbanken North America, Inc.
                 6.05% due 1/19/00(a)                                 4,984,875
--------------------------------------------------------------------------------
CONGLOMERATES -- 4.7%
    1,600,000   General Electric Cap. Corp.
                 5.81% due 1/19/00(a)                                 1,595,352
    5,000,000   Invensys PLC
                 6.17% due 1/19/00(a)                                 4,984,575
                                                                   ------------
                                                                      6,579,927
--------------------------------------------------------------------------------
FINANCIAL -- 10.7%
    6,000,000   Duke Capital Corp.
                 6.14% due 1/19/00(a)                                 5,981,580
    4,000,000   Household Finl. Corp.
                 6.05% due 1/19/00(a)                                 3,987,900
    5,000,000   Morgan Stanley Dean Witter & Co.
                 6.00% due 1/19/00(a)                                 4,985,000
                                                                   ------------
                                                                     14,954,480
--------------------------------------------------------------------------------
                TOTAL COMMERCIAL PAPER
                 (COST $28,313,990)                                  28,313,990
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 2.9%
--------------------------------------------------------------------------------
   $4,104,000   State Street Bank & Trust Co.
                repurchase agreement,
                dated 12/31/99, maturity
                value $4,105,112 at 3.25%
                due 1/3/00 (1)                                      $ 4,104,000
--------------------------------------------------------------------------------
                TOTAL REPURCHASE AGREEMENT
                 (COST $4,104,000)                                    4,104,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 121.2%
 (COST $173,970,375)                                                169,319,151
--------------------------------------------------------------------------------
PAYABLES FOR MORTGAGE PASS-THROUGHS
 DELAYED DELIVERY SECURITIES(A) -- (24.3%)                          (34,051,177)
CASH, RECEIVABLES AND OTHER ASSETS
 LESS LIABILITIES-- 3.1%                                              4,393,058
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                               $139,661,032
--------------------------------------------------------------------------------
(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

(a) Commercial paper and repurchase agreement are segregated to cover forward mortgage purchases.

+     Rule 144A restricted security.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

o THE GUARDIAN HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
Corporate Bonds -- 89.0%
--------------------------------------------------------------------------------
                                                 Rating
Principal                                       Moody's/
 Amount                                           S&P*                     Value
--------------------------------------------------------------------------------
AEROSPACE -- 1.1%
   $  670,000   K & F Ind., Inc.
                Sr. Sub. Nt. Ser. B
                9.25% due 10/15/07                B3/B-              $   636,500
--------------------------------------------------------------------------------
BROADCASTING -- 1.2%
      670,000   Spanish Broadcasting Sys., Inc.
                Sr. Sub. Nt.
                9.625% due 11/1/09                B3/B-                  673,350
--------------------------------------------------------------------------------
CABLE AND WIRELESS VIDEO -- 6.2%
      670,000   Adelphia Comm. Corp.
                Sr. Nt. Ser. B
                10.50% due 7/15/04                B1/B+                  695,125
      670,000   Charter Comm. Hldgs. LLC
                Sr. Nt.
                8.625% due 4/1/09                 B2/B+                  618,913
      670,000   CSC Hldgs., Inc.
                Sr. Sub. Deb.
                9.875% due 2/15/13                B1/BB-                 701,825
      500,000   Echostar DBS Corp.
                Sr. Nt.
                9.375% due 2/1/09                 B2/B                   502,500
    1,000,000   Pegasus Comm. Corp.
                Sr. Nt. Ser. B
                9.625% due 10/15/05               B3/CCC+              1,010,000
                                                                     -----------
                                                                       3,528,363
--------------------------------------------------------------------------------
CHEMICALS -- 1.2%
      670,000   Lyondell Chemical Co.
                Sr. Sub. Nt.
                10.875% due 5/1/09                B2/B+                  690,100
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 6.2%
    1,000,000   Bell Sports, Inc.
                Sr. Sub. Nt. Ser. B
                11.00% due 8/15/08                B3/B-                1,000,000
      500,000   Pillowtex Corp.
                Sr. Sub. Nt.
                10.00% due 11/15/06               B2/CC                  230,000
      750,000   St. John Knits Int'l., Inc.
                Sr. Sub. Nt.+
                12.50% due 7/1/09                 B3/B-                  663,750
    1,000,000   Twin Laboratories, Inc.
                Sr. Sub. Nt.
                10.25% due 5/15/06                B3/B+                1,035,000
      670,000   Westpoint Stevens, Inc.
                Sr. Nt.
                7.875% due 6/15/08                Ba3/BB                 599,650
                                                                     -----------
                                                                       3,528,400
--------------------------------------------------------------------------------
DIVERSIFIED MEDIA -- 6.4%
    1,000,000   American Media Operations
                Sr. Sub. Nt.
                10.25% due 5/1/09                 B2/B-                1,002,500
    1,000,000   Cinemark USA, Inc.
                Sr. Sub. Nt. Ser. B
                9.625% due 8/1/08                 B2/B                   900,000
    1,000,000   Fox Liberty Networks LLC
                Sr. Nt.
                8.875% due 8/15/07                Ba1/BBB-             1,020,000
    1,000,000   Regal Cinemas, Inc.
                Sr. Sub. Nt.
                9.50% due 6/1/08                  Caa1/B-                755,000
                                                                     -----------
                                                                       3,677,500
--------------------------------------------------------------------------------
EXPLORATION AND PRODUCTION -- 9.7%
    $ 670,000   Belco Oil & Gas Corp.
                Sr. Sub. Nt. Ser. B
                8.875% due 9/15/07                B1/B                $  639,850
      660,000   Chesapeake Energy Corp.
                Sr. Nt. Ser. B
                9.625% due 5/1/05                 B3/B                   622,050
      670,000   Cliffs Drilling Co.
                Sr. Sub. Nt. Ser. B
                10.25% due 5/15/03                Ba2/BB-                676,700
    1,000,000   Houston Exploration Co.
                Sr. Sub. Nt.
                8.625% due 1/1/08                 B2/B                   965,000
    1,000,000   Ocean Energy, Inc.
                Sr. Sub. Nt. Ser. B
                8.375% due 7/1/08                 Ba3/BB-                960,000
      330,000   Pride Int'l., Inc.
                Sr. Nt.
                9.375% due 5/1/07                 Ba3/BB                 328,350
      670,000   Swift Energy Co.
                Sr. Sub. Nt.
                10.25% due 8/1/09                 B2/B-                  675,025
      670,000   Vintage Petroleum, Inc.
                Sr. Sub. Nt.
                9.75% due 6/30/09                 B+/B1                  685,075
                                                                     -----------
                                                                       5,552,050
--------------------------------------------------------------------------------
FINANCIAL -- 1.2%
      670,000   Americredit Corp.
                Sr. Sub. Nt.
                9.875% due 4/15/06                Ba1/B+                 675,863
--------------------------------------------------------------------------------
FOOD AND TOBACCO -- 1.8%
      670,000   Del Monte Corp.
                Sr. Sub. Nt. Ser. B
                12.25% due 4/15/07                B3/B-                  740,350
      330,000   Premier Int'l. Foods Plc
                Sr. Nt.+
                12.00% due 9/1/09                 B3/B-                  323,400
                                                                     -----------
                                                                       1,063,750
--------------------------------------------------------------------------------
FOREST PRODUCTS AND CONTAINERS -- 4.1%
      670,000   Kappa Beheer BV
                Sr. Sub. Nt.+
                10.625% due 7/15/09               B2/B                   696,800
      670,000   Packaging Corp. of America
                Sr. Sub. Nt.
                9.625% due 4/1/09                 B3/B                   684,237
    1,000,000   Stone Container Corp.
                Sr. Sub. Deb.
                12.25% due 4/1/02                 B3/B-                1,001,250
                                                                     -----------
                                                                       2,382,287
--------------------------------------------------------------------------------
GAMING AND LEISURE -- 10.3%
    1,000,000   HMH Properties, Inc.
                Sr. Nt. Ser. C
                8.45% due 12/1/08                 Ba2/BB                 925,000
    1,000,000   Hollywood Casino Corp.
                Sr. Nt.
                11.25% due 5/1/07                 B3/B                 1,045,000
      670,000   Intrawest Corp.
                Sr. Nt.
                9.75% due 8/15/08                 B1/B+                  656,600
--------------------------------------------------------------------------------
+     Rule 144A restricted security.

--------------------------------------------------------------------------------
See notes to financial statements.                                   * Unaudited

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
                                                 Rating
Principal                                       Moody's/
 Amount                                           S&P*                     Value
--------------------------------------------------------------------------------
   $1,000,000   Premier Parks, Inc.
                Sr. Nt.
                9.75% due 6/15/07                 B3/B-              $   995,000
    1,000,000   Signature Resorts, Inc.
                Sub. Nt. Conv.
                5.75% due 1/15/07                 Caa1/B                 611,250
      750,000   Vail Resorts, Inc.
                Sr. Sub. Nt.
                8.75% due 5/15/09                 B1/B                   703,125
      977,000   Waterford Gaming LLC
                Sr. Nt.+
                9.50% due 3/15/10                 B1/B+                  962,345
                                                                     -----------
                                                                       5,898,320
--------------------------------------------------------------------------------
HEALTH CARE -- 6.2%
    1,000,000   Fisher Scientific Int'l., Inc.
                Sr. Sub. Nt.
                9.00% due 2/01/08                 B3/B-                  958,750
      100,000   Fresenius Medical Care
                Capital Trust
                9.00% due 12/01/06                Ba3/B+                 980,000
      670,000   Insight Health Services Corp.
                Sr. Sub. Nt.
                9.625% due 6/15/08                B3/B-                  629,800
      330,000   Tenet Health Care Corp.
                Sr. Sub. Nt. Ser. B
                8.125% due 12/1/08                Ba3/BB-                306,900
      670,000   Triad Hospitals Hldgs., Inc.
                Sr. Sub. Nt. Ser. B
                11.00% due 5/15/09                B3/B-                  693,450
                                                                     -----------
                                                                       3,568,900
--------------------------------------------------------------------------------
HOUSING -- 0.8%
      500,000   Building Materials Corp.
                Sr. Nt. Ser. B
                7.75% due 7/15/05                 Ba3/BB                 455,000
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY-- 3.0%
      670,000   Iron Mountain, Inc.
                Sr. Sub. Nt.
                10.125% due 10/1/06               B2/B-                  681,725
    1,000,000   Pierce Leahy Corp.
                Sr. Sub. Nt.
                11.125% due 7/15/06               B3/B-                1,060,000
                                                                     -----------
                                                                       1,741,725
--------------------------------------------------------------------------------
MANUFACTURING -- 0.5%
      200,000   Commscope, Inc.
                Sub. Nt. Conv.+
                4.00% due 12/15/06                Baa3/BB+               216,250
      100,000   Int'l. Wire Group, Inc.
                Sr. Sub. Nt.
                11.75% due 6/1/05                 B3/B-                  103,250
                                                                     -----------
                                                                         319,500
--------------------------------------------------------------------------------
SERVICES -- 2.8%
    1,000,000   Building One Services
                Sr. Sub. Nt.
                10.50% due 5/1/09                 B2/B                   960,000
      670,000   United Rentals, Inc.
                Sr. Sub. Nt.
                9.00% due 4/1/09                  B1/BB-                 633,150
                                                                     -----------
                                                                       1,593,150
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 17.7%
   $  670,000   Alestra SA
                Sr. Nt.
                12.625% due 5/15/09               B2/BB-                 675,025
      330,000   Exodus Comm., Inc.
                Sr. Nt.+
                10.75% due 12/15/09               NR/B-                  335,775
    1,000,000   Globenet Comm. Group Ltd.
                Sr. Nt.+
                13.00% due 7/15/07                Caa1/B               1,018,750
      500,000   Intermedia Comm., Inc.
                Sr. Nt. Ser. B
                9.50% due 3/1/09                  B2/B                   477,500
      670,000   Int'l. Cabletel, Inc.
                Sr. Nt. Ser. B
                11.50% due 2/1/06                 B3/B-                  606,350
      670,000   IXC Comm., Inc.
                Sr. Sub. Nt.
                9.00% due 4/15/08                 B1/BB-                 676,700
      670,000   McLeodUSA, Inc.
                Sr. Nt.
                8.125% due 2/15/09                B1/B+                  624,775
      330,000   Metromedia Fiber
                Network, Inc.
                Sr. Nt.
                10.00% due 12/15/09               B3/B-                  338,250
      200,000   Mindspring Enterprises, Inc.
                Conv. Sub. Deb.
                5.00% due 4/15/06                 B3/B-                  191,500
      670,000   Nextlink Comm., Inc.
                Sr. Nt.
                10.75% due 6/1/09                 B3/B                   688,425
    1,170,000   Nextlink Comm., Inc.
                Sr. Nt.+
                12.125% due 12/1/09               B2/B                   681,525
      330,000   NTL, Inc.
                Sr. Nt. Conv.+
                5.75% due 12/15/09                NR/NR                  354,750
      670,000   Pac-West Telecomm., Inc.
                Sr. Nt.
                13.50% due 2/1/09                 B3/B                   693,450
      340,000   RCN Corp.
                Sr. Nt.
                10.00% due 10/15/07               B3/B-                  337,875
      500,000   Rhythms Netconnections, Inc.
                Sr. Nt.
                12.75% due 4/15/09                B3/CCC+                483,750
    1,000,000   Telewest Comm. Plc
                Sr. Disc. Nt.+
                9.25% due 4/15/09                 B1/B+                  630,000
      670,000   Williams Comm. Group, Inc.
                Sr. Nt.
                10.875% due 10/1/09               B2/BB-                 700,150
      670,000   Winstar Comm., Inc.
                Sr. Disc. Nt.
                14.00% due 10/15/05               Caa1/CCC+              649,900
                                                                     -----------
                                                                      10,164,450
--------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 8.6%
    1,000,000   Airgate PCS, Inc.
                Sr. Sub. Disc. Nt.
                13.50% due 10/1/09                Caa1/CCC               555,000
    1,000,000   Clearnet Comm., Inc.
                Sr. Disc. Nt.
                14.75% due 12/15/05               B3/NR                  981,250
--------------------------------------------------------------------------------

+     Rule 144A restricted security.

--------------------------------------------------------------------------------
* Unaudited                                   See notes to financial statements.

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
                                                 Rating
Principal                                       Moody's/
 Amount                                           S&P*                     Value
--------------------------------------------------------------------------------
 $    670,000   Microcell Telecomm.
                Sr. Disc. Nt. Ser. B
                14.00% due 6/1/06                 B3/B               $   591,275
      330,000   Nextel Comm., Inc.
                Sr. Disc. Nt.
                9.75% due 10/31/07                B1/B                   235,950
      500,000   Orbcomm Global LP
                Sr. Nt. Ser. B
                14.00% due 8/15/04                B3/CCC+                360,000
    1,000,000   Telecorp PCS, Inc.
                Sr. Sub. Disc. Nt.
                11.625% due 4/15/09               B3/NR                  630,000
    1,000,000   Triton PCS, Inc.
                Sr. Sub. Disc. Nt.
                11.00% due 5/1/08                 B3/CCC+                707,500
      330,000   U.S. Unwired, Inc.
                Sr. Sub. Disc. Nt.+
                13.375% due 11/1/09               Caa1/CCC+              193,050
      250,000   Voicestream Wire Corp.
                Sr. Nt.+
                10.375% due 11/15/09              B2/B-                  257,500
      670,000   Voicestream Wireless Corp.
                Sr. Disc. Nt.+
                11.875% due 11/15/09              B2/B-                  402,000
                                                                     -----------
                                                                       4,913,525
--------------------------------------------------------------------------------
                TOTAL CORPORATE BONDS
                 (COST $51,609,071)                                   51,062,733
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 10.1%
--------------------------------------------------------------------------------
  Principal
   Amount                                                                  Value
--------------------------------------------------------------------------------
   $5,776,000   State Street Bank & Trust Co.
                repurchase agreement,
                dated 12/31/99, maturity
                value $5,777,564 at 3.25%
                due 1/3/00 (1)                                       $ 5,776,000
                TOTAL REPURCHASE AGREEMENT
                 (COST $5,776,000)                                     5,776,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.1%
 (COST $57,385,071)                                                   56,838,733
CASH, RECEIVABLES AND OTHER ASSETS
 LESS LIABILITIES-- 0.9%                                                 522,963
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                 $57,361,696
--------------------------------------------------------------------------------
+     Rule 144A restricted security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
See notes to financial statements.                                   * Unaudited

o THE GUARDIAN TAX-EXEMPT FUND

--------------------------------------------------------------------------------
Municipal Bonds -- 98.2%
--------------------------------------------------------------------------------
                                                 Rating
Principal                                       Moody's/
 Amount                                           S&P*                     Value
--------------------------------------------------------------------------------
ARIZONA -- 5.3%
   $2,000,000   Maricopa Cnty., AZ
                Indl. Dev. Auth.,
                5.65% due 7/1/19                  Aaa/AAA            $ 1,913,540
    1,700,000   Maricopa Cnty., AZ
                Sch. Dist. Proj., Ser. D,
                5.125% due 7/1/15                 Aa2/AA               1,590,350
    1,765,000   Scottsdale, AZ
                5.50% due 7/1/22                  Aa1/AA+              1,658,888
                                                                   -------------
                                                                       5,162,778
--------------------------------------------------------------------------------
CALIFORNIA -- 6.5%
    1,000,000   California St. G.O.,
                5.00% due 2/1/17                  Aa3/A+                 900,950
    1,500,000   California St. Pub. Wks.
                Bd. Lease Rev., Ser. A,
                5.25% due10/1/17                  A2/A                 1,385,760
    1,000,000   Los Angeles, CA Regl.
                Airport Lease Rev.(1),
                3.80% due 12/1/25                 NR/A1+               1,000,000
    1,000,000   Metropolitan Water Dist.
                Southern CA Water Rev.,
                5.50% due 7/1/19                  Aa2/AA                 958,490
    2,000,000   Northern CA
                Transmission Rev.,
                6.50% due 5/1/16                  Aaa/AAA              2,102,300
                                                                   -------------
                                                                       6,347,500
--------------------------------------------------------------------------------
COLORADO -- 0.9%
    1,000,000   Boulder Valley, CO
                Sch. Dist. G.O.,
                5.125% due 12/1/17                Aa3/AA                 908,790
--------------------------------------------------------------------------------
FLORIDA -- 6.2%
    2,350,000   Florida St. Board of Ed.
                Prerefunded Cap. Outlay Ser. C
                5.60% due 6/1/03                  AAA/AAA              2,438,055
    1,500,000   Florida St. Tpk. Auth.
                Tpk. Rev.,
                5.50% due 7/1/11                  Aaa/AAA              1,516,275
    2,000,000   Sunrise, FL Prerefunded
                Utilities Sys. Rev.,
                5.75% due 10/1/06                 Aaa/AAA              2,108,480
                                                                   -------------
                                                                       6,062,810
--------------------------------------------------------------------------------
GEORGIA -- 2.0%
    1,840,000   Georgia St. G.O Ser. B,
                6.10% due 3/1/05                  Aaa/AAA              1,947,106
--------------------------------------------------------------------------------
IDAHO -- 1.6%
    1,625,000   Boise City, ID Urban
                Renewal Agy. Lease,
                6.00% due 8/15/23                 Aaa/AAA              1,608,685
--------------------------------------------------------------------------------
KANSAS -- 1.8%
    1,780,000   Kansas St. Dept. Trans.
                Hwy. Rev.,
                5.25% due 9/1/13                  Aa2/AA+              1,722,595
--------------------------------------------------------------------------------
MAINE -- 1.4%
    1,375,000   Maine St. Hsg. Auth.,
                5.85% due 11/15/20                Aa2/AA               1,342,536
--------------------------------------------------------------------------------
MASSACHUSETTS -- 4.3%
    1,750,000   Massachusetts Bay Trans.
                Auth. Ser. B,
                5.125% due 3/1/15                 Aa3/AA-              1,618,523
   $2,500,000   Massachusetts St. G.O.,
                Prerefunded
                5.625% due 8/1/05                 Aaa/AAA              2,613,900
                                                                   -------------
                                                                       4,232,423
--------------------------------------------------------------------------------
MICHIGAN -- 1.4%
    1,500,000   Wayne St. Univ., MI,
                5.25% due 11/15/19                Aaa/AAA              1,352,640
--------------------------------------------------------------------------------
MINNESOTA -- 4.9%
    1,000,000   Minnesota Pub. Facs.
                Water Poll. Control Rev.,
                5.00% due 3/1/12                  Aaa/AAA                958,590
    2,000,000   Minnesota Pub. Facs.
                Water Poll. Control Rev.,
                5.125% due 3/1/15                 Aaa/AAA              1,861,120
    2,000,000   Minnesota St.
                Hsg. Fin. Agy.,
                5.80% due 7/1/21                  Aa2/AA+              1,937,960
                                                                   -------------
                                                                       4,757,670
--------------------------------------------------------------------------------
MISSOURI -- 2.2%
    2,420,000   Missouri St. Environmental
                Energy Rev.,
                5.00% due 1/1/20                  Aa1/NR               2,145,524
--------------------------------------------------------------------------------
NEW JERSEY -- 6.6%
    2,000,000   New Jersey St., G.O.,
                5.25% due 3/1/06                  Aa1/AA+              2,036,680
    1,250,000   New Jersey St. Hsg. &
                Mtg. Fin. Agy. Rev.,
                5.35% due 10/1/11                 Aaa/AAA              1,238,087
    2,500,000   New Jersey St. Transit
                Auth. Ser. A,
                6.00% due 6/15/04                 Aaa/AAA              2,623,800
      500,000   New Jersey St. Transit
                Auth. Ser. A,
                6.50% due 6/15/05                 Aaa/AAA                539,045
                                                                   -------------
                                                                       6,437,612
--------------------------------------------------------------------------------
NEW MEXICO -- 2.5%
    1,500,000   Albuquerque, NM
                Gross Rcpts. Tax Rev.,
                5.25% due 7/1/16                  A1/AA                1,408,620
    1,000,000   New Mexico St. Hwy.
                Community Tax Rev.,
                6.00% due 6/15/10                 Aa2/AA+              1,049,180
                                                                   -------------
                                                                       2,457,800
--------------------------------------------------------------------------------
NEW YORK -- 11.7%
    1,500,000   Long Island Power Auth., NY
                Elec. System Rev.,
                5.125% due 4/1/12                 Aaa/AAA              1,448,955
    2,200,000   Long Island Power Auth., NY
                Elec. System Rev. Ser. 6(1),
                3.30% due 5/1/33                  VMIG1/A1+            2,200,000
    2,000,000   New York, NY
                G.O. Ser. A,
                6.25% due 8/1/08                  A3/A-                2,123,180
    1,000,000   New York, NY
                G.O. Ser. F,
                5.125% due 8/1/11                 A3/A-                  963,190
    1,500,000   New York St. Dorm.
                Auth. Rev. St. Univ. Ed. Facs.,
                5.00% due 5/15/15                 A3/A-                1,338,240
--------------------------------------------------------------------------------

(1)   Variable rate demand notes.

--------------------------------------------------------------------------------
* Unaudited                                   See notes to financial statements.

THE GUARDIAN TAX-EXEMPT FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
                                                 Rating
Principal                                       Moody's/
 Amount                                           S&P*                     Value
--------------------------------------------------------------------------------
   $1,000,000   New York St. Dorm.
                Auth. Rev. St. Univ. Ed. Facs.,
                5.00% due 5/15/17                 A3/A-               $  873,430
    1,000,000   New York St. Dorm.
                Auth. Rev. St. Univ. Ed. Facs.,
                5.75% due 7/1/12                  Aaa/AAA              1,030,570
      500,000   New York St. Ser. A,
                5.875% due 3/15/15                A2/A                   501,840
    1,000,000   New York St. Thruway
                Auth. Svc. Contract,
                5.75% due 4/1/16                  Baa1/A-                977,220
                                                                   -------------
                                                                      11,456,625
--------------------------------------------------------------------------------
NORTH CAROLINA -- 1.9%
    2,000,000   Charlotte, NC G.O.
                5.25% due 2/1/20                  Aaa/AAA              1,837,140
--------------------------------------------------------------------------------
NORTH DAKOTA -- 1.8%
    1,750,000   Grand Forks, ND
                Hosp. Facs. Rev.(1),
                3.00% due 12/1/16                 A1/NR                1,750,000
--------------------------------------------------------------------------------
OHIO -- 6.9%
    1,000,000   Cleveland, OH
                Parking Fac. Rev.,
                5.50% due 9/15/16                 Aaa/AAA                968,100
      500,000   Columbus, OH
                Water System Rev.,
                6.10% due 11/1/03                 Aa3/AA-                522,850
    1,210,000   Ohio Hsg. Fin. Agy.
                Mtg. Rev.,
                5.70% due 3/1/17                  Aaa/AAA              1,187,833
    1,000,000   Ohio St. Bldg. Auth. Disalle
                Gov't. Center Ser. A,
                6.00% due 10/1/05                 Aa3/AA-              1,054,360
    2,000,000   Ohio St. Tpk. Community
                Prerefunded Tpk. Rev. Ser. A,
                5.50% due 2/15/06                 Aaa/AAA              2,084,800
    1,000,000   University Akron OH
                Gen. Receipts,
                5.70% due 1/1/24                  Aaa/AAA                949,930
                                                                   -------------
                                                                       6,767,873
--------------------------------------------------------------------------------
OKLAHOMA -- 3.3%
    1,500,000   Oklahoma St. Tpk.
                Second Sr. Ser. B,
                5.25% due 1/1/11                  Aaa/AAA              1,495,035
    1,750,000   Oklahoma St. Tpk.
                Second Sr. Ser. B,
                5.25% due 1/1/14                  Aaa/AAA              1,707,685
                                                                   -------------
                                                                       3,202,720
--------------------------------------------------------------------------------
OREGON -- 3.0%
    3,000,000   Port Portland, OR
                Special Oblig. Rev.(1),
                3.00% due 6/15/27                 NR/A1+               3,000,000
--------------------------------------------------------------------------------
PENNSYLVANIA -- 3.6%
    1,000,000   Delaware River Port
                Auth. PA & NJ Rev.,
                6.00% due 1/1/17                  Aaa/AAA              1,017,270
    1,600,000   Pennsylvania St.,
                5.375% due 11/15/05               Aaa/AAA              1,639,856
   $1,000,000   Southeastern, PA
                Transit Auth. Ser. B,
                5.00% due 3/1/20                  Aaa/AAA                869,120
                                                                   -------------
                                                                       3,526,246
--------------------------------------------------------------------------------
SOUTH CAROLINA -- 1.0%
    1,000,000   South Carolina Trans.
                Infrastructure Ser. A,
                5.00% due 10/1/03                 Aaa/AAA              1,011,130
--------------------------------------------------------------------------------
SOUTH DAKOTA -- 2.0%
    2,000,000   South Dakota
                Hsg. Dev. Auth.,
                6.00% due 5/1/21                  Aa1/AAA              1,987,900
--------------------------------------------------------------------------------
TENNESSEE -- 1.9%
    2,000,000   Tennessee Hsg. Dev. Agy.
                Home Ownership Prog.,
                5.50% due 7/1/20                  Aa2/AA               1,887,440
--------------------------------------------------------------------------------
TEXAS -- 11.5%
    2,225,000   Austin, TX Indpt.
                Prerefunded Sch. Dist. G.O.,
                5.75% due 8/1/06                  Aaa/AAA              2,321,209
    2,000,000   Brazos River Auth.
                                    TX Rev.,
                5.125% due 11/1/20                Aaa/AAA              1,741,860
    2,000,000   Harris Cnty., TX Health
                Fac. Rev.(1),
                3.30% due 2/15/27                 NR/A1+               2,000,000
    1,000,000   Houston, TX Prerefunded
                Water & Sewer System Ser. A,
                6.20% due 12/1/05                 Aaa/AAA              1,066,440
    2,000,000   San Antonio, TX
                Elec. & Gas Rev. Ser. A,
                5.25% due 2/1/16                  Aa1/AA               1,860,220
      150,000   Texas St. G.O. Prerefunded
                Water Dev. Brd.,
                6.50% due 8/1/05                  NR/AA                  161,649
      405,000   Texas St. G.O.
                Water Dev. Brd.,
                6.50% due 8/1/05                  Aa1/AA                 437,270
    1,800,000   University, TX Univ. Revs.
                Fing. System Ser. B,
                5.375% due 8/15/17                Aa1/AAA              1,691,604
                                                                   -------------
                                                                      11,280,252
--------------------------------------------------------------------------------
WASHINGTON -- 2.0%
    2,000,000   King Cnty., WA G.O.,
                5.00% due 12/1/11                 Aa1/AA+              1,930,300
--------------------------------------------------------------------------------
                TOTAL MUNICIPAL BONDS
                 (COST $99,524,301)                                   96,124,095
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.2%
 (COST $99,524,301)                                                   96,124,095
CASH, RECEIVABLES AND OTHER ASSETS
 LESS LIABILITIES -- 1.8%                                              1,783,733
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                               $  97,907,828
--------------------------------------------------------------------------------

GLOSSARY:
 G.O.-- General Obligation.

(1)   Variable rate demand notes.

--------------------------------------------------------------------------------
See notes to financial statements.                                   * Unaudited

o THE GUARDIAN CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
Commercial Paper -- 90.8%
--------------------------------------------------------------------------------
Principal                                            Maturity
 Amount                                                Date                Value
--------------------------------------------------------------------------------
FINANCIAL -- 46.4%
DATA PROCESSING -- 3.9%
$   16,000,000   First Data Corp.
                  6.00%                               1/18/00      $ 15,954,667
--------------------------------------------------------------------------------
FINANCE COMPANIES -- 12.8%
    10,000,000   Associates Corp. of N.A.
                  5.82%                               1/19/00         9,970,900
     7,000,000   Associates First Capital
                  5.90%                                2/1/00         6,964,436
     2,000,000   Associates First Capital
                  5.90%                                2/3/00         1,989,183
    14,000,000   Bear Stearns Cos., Inc.
                  5.76%                               1/11/00        13,977,600
    19,000,000   Merrill Lynch & Co., Inc.
                  6.12%                               1/28/00        18,912,790
                                                                   ------------
                                                                     51,814,909
--------------------------------------------------------------------------------
FINANCIAL-OTHER -- 2.5%
    10,000,000   Govco, Inc.
                  6.15%                               1/28/00         9,953,875
--------------------------------------------------------------------------------
FOODS -- 3.7%
    15,000,000   Cargill Global Funding Plc
                  6.95%                               1/14/00        14,962,354
--------------------------------------------------------------------------------
INSURANCE -- 4.4%
    18,000,000   American General Fin. Corp.
                  5.96%                                2/2/00        17,904,640
--------------------------------------------------------------------------------
OTHER MAJOR BANKS -- 14.4%
    15,000,000   Bank of America Corp.
                  5.93%                               1/12/00        14,972,821
    10,000,000   Dresdner U.S. Fin.
                  6.34%                                1/3/00         9,996,478
    15,000,000   HVB Fin. (Delaware), Inc.
                  5.85%                               1/14/00        14,968,313
    18,000,000   UBS Fin. (Delaware), Inc.
                  5.00%                                1/3/00        17,995,000
                                                                   ------------
                                                                     57,932,612
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC -- 4.7%
    19,000,000   Nat'l. Rural Utils. Coop. Fin. Corp.
                  5.85%                                3/6/00        18,799,313
--------------------------------------------------------------------------------
                 TOTAL FINANCIAL                                    187,322,370
--------------------------------------------------------------------------------
INDUSTRIAL -- 44.4%
AUTOMOTIVE -- 8.8%
$   18,500,000   BMW U.S. Capital Corp.
                  4.00%                                1/4/00       $18,493,833
    17,000,000   General Motors Acceptance Corp.
                  5.96%                                2/7/00        16,895,866
                                                                   ------------
                                                                     35,389,699
--------------------------------------------------------------------------------
CONGLOMERATES -- 7.9%
    15,000,000   General Electric Capital Corp.
                  6.01%                               1/25/00        14,939,900
    10,000,000   Invensys Plc
                  6.10%                               1/13/00         9,979,667
     7,000,000   Invensys Plc
                  5.80%                               1/19/00         6,979,700
                                                                   ------------
                                                                     31,899,267
--------------------------------------------------------------------------------
FOOD AND BEVERAGES -- 3.7%
   $15,000,000   Diageo Capital Plc
                  5.75%                               1/20/00        14,954,479
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 5.4%
    11,900,000   Colgate Palmolive Co.
                  5.82%                               1/31/00        11,842,285
    10,000,000   Procter & Gamble Co.
                  5.82%                               1/10/00         9,985,450
                                                                   ------------
                                                                     21,827,735
--------------------------------------------------------------------------------
METALS -- 3.7%
    15,000,000   Rio Tinto America, Inc.
                  5.97%                                1/7/00        14,985,075
--------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 4.6%
    18,581,000   Baker Hughes, Inc.
                  4.75%                                1/3/00        18,576,096
--------------------------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 2.0%
     8,000,000   Texaco, Inc.
                  5.73%                               1/18/00         7,978,353
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.4%
    18,200,000   SBC Comm., Inc.
                  5.85%                               1/27/00        18,123,105
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC -- 3.9%
    16,000,000   Electricite de France
                  5.82%                               1/11/00        15,974,133
--------------------------------------------------------------------------------
                 TOTAL INDUSTRIAL                                   179,707,942
--------------------------------------------------------------------------------
                 TOTAL COMMERCIAL PAPER
                  (COST $367,030,312)                               367,030,312
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 9.5%
--------------------------------------------------------------------------------
$   38,174,000   State Street Bank & Trust Co.
                 repurchase agreement,
                 dated 12/31/99, maturity
                 value $38,184,339 at 3.25%
                 due 1/3/00 (1)                                    $ 38,174,000
--------------------------------------------------------------------------------
                 TOTAL REPURCHASE AGREEMENT
                  (COST $38,174,000)                                 38,174,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.3%
 (COST $405,204,312)                                                405,204,312
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
 AND OTHER ASSETS -- (0.3%)                                          (1,315,958)
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                               $403,888,354
--------------------------------------------------------------------------------
(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------
Financial Statements
--------------------

o THE PARK AVENUE PORTFOLIO

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

December 31, 1999
--------------------------------------------------------------------------------

                                                                      THE GUARDIAN    THE GUARDIAN    THE GUARDIAN      THE GUARDIAN
                                                                       PARK AVENUE     PARK AVENUE           ASSET   BAILLIE GIFFORD
                                                                              FUND       SMALL CAP      ALLOCATION     INTERNATIONAL
                                                                                              FUND            FUND              FUND
                                                                    ----------------------------------------------------------------
ASSETS
  Investments, at identified cost* ...............................  $2,480,344,108    $ 91,811,460    $252,125,034      $106,282,208
                                                                    ================================================================
  Investments, at market .........................................   3,717,913,015     133,344,350     239,139,370       162,253,027
  Repurchase agreements ..........................................     146,725,000       6,088,000      29,326,000         2,117,000
                                                                    ----------------------------------------------------------------
        TOTAL INVESTMENTS ........................................   3,864,638,015     139,432,350     268,465,370       164,370,027
  Cash ...........................................................          14,963           7,371             451                89
  Foreign Currency (cost $151,870 GBGIF and $136,765
    GBGEMF, respectively) ........................................              --              --              --           135,032
  Receivable for fund shares sold ................................       2,938,300          66,901         179,506            13,879
  Dividends receivable ...........................................       1,503,518          39,675         227,179            80,938
  Interest receivable ............................................          13,271             550           2,647               147
  Receivable for securities sold .................................              --       2,401,847              --                --
  Deferred organization expenses-- Note 8 ........................              --          22,670              --                --
  Dividend reclaim receivable ....................................              --              --              --            80,187
                                                                    ----------------------------------------------------------------
        TOTAL ASSETS .............................................   3,869,108,067     141,971,364     268,875,153       164,680,299
                                                                    ----------------------------------------------------------------

LIABILITIES
  Payable for securities purchased ...............................      19,395,991          48,238              --                --
  Payable for fund shares redeemed ...............................       4,349,879         302,221         645,300           123,772
  Accrued expenses ...............................................       2,876,721         159,170         100,986           198,351
  Accrued foreign capital gains tax ..............................              --              --              --             8,160
  Payable for margin variation ...................................              --              --         183,600                --
  Payable for forward mortgage securities purchased-- Note 7 .....              --              --              --                --
  Distributions  payable .........................................              --              --              --                --
                                                                    ----------------------------------------------------------------
        TOTAL LIABILITIES ........................................      26,622,591         509,629         929,886           330,283
                                                                    ----------------------------------------------------------------
        NET ASSETS ...............................................  $3,842,485,476    $141,461,735    $267,945,267      $164,350,016
                                                                    ================================================================

                                                                        THE GUARDIAN       THE GUARDIAN       THE GUARDIAN
                                                                     BAILLIE GIFFORD         INVESTMENT         HIGH YIELD
                                                                            EMERGING            QUALITY               BOND
                                                                        MARKETS FUND          BOND FUND               FUND
                                                                     -----------------------------------------------------
ASSETS
  Investments, at identified cost* ...............................       $24,568,427       $173,970,375        $57,385,071
                                                                     =====================================================
  Investments, at market .........................................        33,924,016        165,215,151         51,062,733
  Repurchase agreements ..........................................         1,206,000          4,104,000          5,776,000
                                                                     -----------------------------------------------------
        TOTAL INVESTMENTS ........................................        35,130,016        169,319,151         56,838,733
  Cash ...........................................................               551             34,125             45,889
  Foreign Currency (cost $151,870 GBGIF and $136,765
    GBGEMF, respectively) ........................................           137,824                 --                 --
  Receivable for fund shares sold ................................            26,858              7,003             18,093
  Dividends receivable ...........................................            54,875                 --                 --
  Interest receivable ............................................                84          1,987,034          1,200,610
  Receivable for securities sold .................................                --          2,769,425                 --
  Deferred organization expenses-- Note 8 ........................            12,241                 --                 --
  Dividend reclaim receivable ....................................             2,320                 --                 --
                                                                     -----------------------------------------------------
        TOTAL ASSETS .............................................        35,364,769        174,116,738         58,103,325
                                                                     -----------------------------------------------------

LIABILITIES
  Payable for securities purchased ...............................                --                 --            683,146
  Payable for fund shares redeemed ...............................                --            207,580              6,159
  Accrued expenses ...............................................            26,914            102,030             50,838
  Accrued foreign capital gains tax ..............................            78,361                 --                 --
  Payable for margin variation ...................................                --                 --                 --
  Payable for forward mortgage securities purchased-- Note 7 .....                --         34,051,177                 --
  Distributions  payable .........................................                --             94,919              1,486
                                                                     -----------------------------------------------------
        TOTAL LIABILITIES ........................................           105,275         34,455,706            741,629
                                                                     -----------------------------------------------------
        NET ASSETS ...............................................       $35,259,494       $139,661,032        $57,361,696
                                                                     =====================================================

                                                                     THE GUARDIAN       THE GUARDIAN
                                                                       TAX-EXEMPT               CASH
                                                                             FUND         MANAGEMENT
                                                                                                FUND
                                                                     -------------------------------
ASSETS
  Investments, at identified cost* ...............................    $99,524,301       $405,204,312
                                                                     ===============================
  Investments, at market .........................................     96,124,095        367,030,312
  Repurchase agreements ..........................................             --         38,174,000
                                                                     -------------------------------
        TOTAL INVESTMENTS ........................................     96,124,095        405,204,312
  Cash ...........................................................        388,713             73,960
  Foreign Currency (cost $151,870 GBGIF and $136,765
    GBGEMF, respectively) ........................................             --                 --
  Receivable for fund shares sold ................................            100          1,654,646
  Dividends receivable ...........................................             --                 --
  Interest receivable ............................................      1,509,209              3,446
  Receivable for securities sold .................................             --                 --
  Deferred organization expenses-- Note 8 ........................             --                 --
  Dividend reclaim receivable ....................................             --                 --
                                                                     -------------------------------
        TOTAL ASSETS .............................................     98,022,117       406,936,364
                                                                     -------------------------------

LIABILITIES
  Payable for securities purchased ...............................             --                 --
  Payable for fund shares redeemed ...............................          2,463          2,651,498
  Accrued expenses ...............................................        108,725            300,028
  Accrued foreign capital gains tax ..............................             --                 --
  Payable for margin variation ...................................             --                 --
  Payable for forward mortgage securities purchased-- Note 7 .....             --                 --
  Distributions  payable .........................................          3,101             96,484
                                                                     -------------------------------
        TOTAL LIABILITIES ........................................        114,289          3,048,010
                                                                     -------------------------------
        NET ASSETS ...............................................    $97,907,828       $403,888,354
                                                                     ===============================

*     Includes repurchase agreements

See notes to financial statements.


                                    42 & 43

o THE PARK AVENUE PORTFOLIO

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (continued)
--------------------------------------------------------------------------------

December 31, 1999
--------------------------------------------------------------------------------

                                                                       THE GUARDIAN    THE GUARDIAN   THE GUARDIAN     THE GUARDIAN
                                                                        PARK AVENUE     PARK AVENUE          ASSET  BAILLIE GIFFORD
                                                                               FUND       SMALL CAP     ALLOCATION    INTERNATIONAL
                                                                                               FUND           FUND             FUND
                                                                     ---------------------------------------------------------------
COMPONENTS OF NET ASSETS
 Shares of beneficial interest, at par ............................  $      647,917    $     81,240   $    181,449     $     70,569
 Additional paid-in capital .......................................   2,321,034,282     104,759,783    238,649,543      105,491,181
 Undistributed/(overdistributed) net investment income ............         269,418              --         28,923         (367,315)
 Accumulated net realized gain/(loss) on investments and foreign
   currency related transactions ..................................     136,239,457     (11,000,208)    13,527,933        1,088,270
 Net unrealized appreciation/(depreciation) of investments
  and foreign currency related transactions .......................   1,384,294,402      47,620,920     15,557,419       58,067,311
                                                                     ---------------------------------------------------------------
    NET ASSETS ....................................................  $3,842,485,476    $141,461,735   $267,945,267     $164,350,016
                                                                     ===============================================================

NET ASSETS
  Class A .........................................................  $3,334,721,901    $119,032,049   $227,031,241     $148,727,251
  Class B .........................................................  $  507,763,575    $ 22,429,686   $ 40,914,026     $ 15,622,765

SHARES OF BENEFICIAL INTEREST OUTSTANDING -- $0.01 PAR VALUE
  Class A .........................................................      56,122,154       6,809,188     15,366,137        6,365,792
  Class B .........................................................       8,669,583       1,314,817      2,778,746          691,103

NET ASSET VALUE PER SHARE
  Class A .........................................................          $59.42          $17.48         $14.77           $23.36
  Class B .........................................................          $58.57          $17.06         $14.72           $22.61

MAXIMUM OFFERING PRICE PER SHARE
  Class A Only (Net Asset Value x 104.71%)* .......................          $62.22          $18.30         $15.47           $24.46

                                                                        THE GUARDIAN       THE GUARDIAN       THE GUARDIAN
                                                                     BAILLIE GIFFORD         INVESTMENT         HIGH YIELD
                                                                            EMERGING            QUALITY               BOND
                                                                        MARKETS FUND          BOND FUND               FUND
                                                                     -----------------------------------------------------
COMPONENTS OF NET ASSETS
 Shares of beneficial interest, at par ............................      $    31,779       $    149,683        $    63,881
 Additional paid-in capital .......................................       31,036,916        147,800,503         62,048,872
 Undistributed/(overdistributed) net investment income ............         (893,619)                --                 --
 Accumulated net realized gain/(loss) on investments and foreign
   currency related transactions ..................................       (5,473,438)        (3,637,930)        (4,204,719)
 Net unrealized appreciation/(depreciation) of investments
  and foreign currency related transactions .......................       10,557,856         (4,651,224)          (546,338)
                                                                     -----------------------------------------------------
    NET ASSETS ....................................................      $35,259,494       $139,661,032        $57,361,696
                                                                     =====================================================

NET ASSETS
  Class A .........................................................      $32,939,547       $139,661,032        $54,177,754
  Class B .........................................................      $ 2,319,947                 --        $ 3,183,942

SHARES OF BENEFICIAL INTEREST OUTSTANDING -- $0.01 PAR VALUE
  Class A .........................................................        2,960,107         14,968,269          6,033,346
  Class B .........................................................          217,836                 --            354,803

NET ASSET VALUE PER SHARE
  Class A .........................................................           $11.13              $9.33              $8.98
  Class B .........................................................           $10.65              --                 $8.97

MAXIMUM OFFERING PRICE PER SHARE
  Class A Only (Net Asset Value x 104.71%)* .......................           $11.65              $9.77              $9.40

                                                                     THE GUARDIAN       THE GUARDIAN
                                                                       TAX-EXEMPT               CASH
                                                                             FUND         MANAGEMENT
                                                                                                FUND
                                                                     --------------------------------
COMPONENTS OF NET ASSETS
 Shares of beneficial interest, at par ............................  $    104,189       $  4,038,884
 Additional paid-in capital .......................................   103,015,928        399,849,470
 Undistributed/(overdistributed) net investment income ............            --                 --
 Accumulated net realized gain/(loss) on investments and foreign
   currency related transactions ..................................    (1,812,083)                --
 Net unrealized appreciation/(depreciation) of investments
  and foreign currency related transactions .......................    (3,400,206)                --
                                                                     --------------------------------
    NET ASSETS ....................................................  $ 97,907,828       $403,888,354
                                                                     ================================

NET ASSETS
  Class A .........................................................  $ 97,907,828       $390,106,361
  Class B .........................................................            --       $ 13,781,993

SHARES OF BENEFICIAL INTEREST OUTSTANDING -- $0.01 PAR VALUE
  Class A .........................................................    10,418,932        390,106,361
  Class B .........................................................            --         13,781,993

NET ASSET VALUE PER SHARE
  Class A .........................................................         $9.40              $1.00
  Class B .........................................................           --               $1.00

MAXIMUM OFFERING PRICE PER SHARE
  Class A Only (Net Asset Value x 104.71%)* .......................         $9.84              N/A**

* Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.

**    No load is charged on Class A shares.

See notes to financial statements.


                                    44 & 45

o THE PARK AVENUE PORTFOLIO

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                                                                    THE GUARDIAN      THE GUARDIAN     THE GUARDIAN
                                                                                     PARK AVENUE       PARK AVENUE            ASSET
                                                                                            FUND         SMALL CAP       ALLOCATION
                                                                                                              FUND             FUND
                                                                                   -------------------------------------------------
INVESTMENT INCOME
  Dividends ...................................................................... $  26,394,370       $   671,235      $ 2,675,865
  Interest .......................................................................     8,016,529           334,139        4,555,702
  Less: Foreign tax withheld .....................................................       (20,287)             (395)              --
                                                                                   -------------------------------------------------
    Total Income .................................................................    34,390,612         1,004,979        7,231,567
                                                                                   -------------------------------------------------
 EXPENSES:
  Investment advisory fees -- Note 2 .............................................    17,021,192           872,368        1,587,497
  Administrative fees -- Class A-- Note 2 ........................................     5,292,187           244,291          525,841
  Administrative fees -- Class B-- Note 2 ........................................     1,053,059            46,498           84,734
  12b-1 fees-- Class B-- Note 3 ..................................................     3,159,177           139,495          254,203
  Transfer agent fees-- Class A ..................................................     2,114,513           166,212          187,109
  Transfer agent fees-- Class B ..................................................       605,332            57,504           56,915
  Custodian fees .................................................................       408,102            86,400           72,163
  Printing expense ...............................................................       289,999            12,500           16,884
  Registration fees ..............................................................       100,000            50,000           52,896
  Legal fees .....................................................................        52,000             1,999            2,900
  Audit fees .....................................................................        22,234            19,232           18,732
  Trustees' fees -- Note 2 .......................................................        19,000            19,000           19,000
  Insurance expense ..............................................................         8,650               383              569
  Other ..........................................................................           700               700              700
  Amortization of organization costs -- Note 8 ...................................            --             9,074               --
  Interest expense on reverse repurchase agreements ..............................            --                --               --
                                                                                   -------------------------------------------------
      Total Expenses before Reimbursement and Custody credits ....................    30,146,145         1,725,656        2,880,143
  Less: Expenses assumed by investment adviser -- Note 2 .........................            --                --       (1,422,190)
      Custody credits -- Note 1 ..................................................            --                --               --
                                                                                   -------------------------------------------------
      Expenses Net of Reimbursement and Custody credits ..........................    30,146,145         1,725,656        1,457,953
                                                                                   -------------------------------------------------
 NET INVESTMENT INCOME/(LOSS) ....................................................     4,244,467          (720,677)       5,773,614
                                                                                   -------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 4
  Net realized gain/(loss) on investments -- Note 1* .............................   507,876,945         5,066,646       18,896,999
  Net realized gains received from underlying funds ..............................            --                --       15,039,680
  Net realized loss on foreign currencies -- Note 1 ..............................            --                --               --
  Net change in unrealized appreciation/(depreciation) on investments -- Note 4 ..   419,284,130        30,726,523       (8,797,339)
  Net change in unrealized appreciation/(depreciation) from translation of
   other assets and liabilities denominated in foreign currencies -- Note 4                   --                --               --
                                                                                   -------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES .........................................................   927,161,075        35,793,169       25,139,340
                                                                                   -------------------------------------------------
   NET INCREASE/(DECREASE) IN NET ASSETS
    FROM OPERATIONS .............................................................. $ 931,405,542       $35,072,492      $30,912,954
                                                                                   =================================================

                                                                                      THE GUARDIAN      THE GUARDIAN   THE GUARDIAN
                                                                                   BAILLIE GIFFORD   BAILLIE GIFFORD     INVESTMENT
                                                                                     INTERNATIONAL          EMERGING        QUALITY
                                                                                              FUND      MARKETS FUND      BOND FUND
                                                                                   -------------------------------------------------
INVESTMENT INCOME
  Dividends ......................................................................     $ 1,764,929       $   300,338    $        --
  Interest .......................................................................         162,004            38,201      8,928,781
  Less: Foreign tax withheld .....................................................        (192,115)          (33,958)            --
                                                                                   -------------------------------------------------
    Total Income .................................................................       1,734,818           304,581      8,928,781
                                                                                   -------------------------------------------------
 EXPENSES:
  Investment advisory fees -- Note 2 .............................................         982,932           223,060        707,872
  Administrative fees -- Class A-- Note 2 ........................................         277,808            51,714        353,936
  Administrative fees -- Class B-- Note 2 ........................................          29,358             4,051             --
  12b-1 fees-- Class B-- Note 3 ..................................................          88,074            12,154             --
  Transfer agent fees-- Class A ..................................................         131,634            37,639         73,352
  Transfer agent fees-- Class B ..................................................          44,601            33,624             --
  Custodian fees .................................................................         237,416           134,168         81,444
  Printing expense ...............................................................           8,210             2,100         10,500
  Registration fees ..............................................................          40,872            36,797         42,493
  Legal fees .....................................................................           2,000             2,000          2,550
  Audit fees .....................................................................          22,734            22,733         19,232
  Trustees' fees -- Note 2 .......................................................          19,000            19,000         19,000
  Insurance expense ..............................................................             266                45            363
  Other ..........................................................................             700               700            700
  Amortization of organization costs -- Note 8 ...................................              --             5,343             --
  Interest expense on reverse repurchase agreements ..............................              --                --         20,427
                                                                                   -------------------------------------------------
      Total Expenses before Reimbursement and Custody credits ....................       1,885,605           585,128      1,331,869
  Less: Expenses assumed by investment adviser -- Note 2 .........................              --                --       (178,375)
      Custody credits -- Note 1 ..................................................              --                --             --
                                                                                   -------------------------------------------------
      Expenses Net of Reimbursement and Custody credits ..........................       1,885,605           585,128      1,153,494
                                                                                   -------------------------------------------------
 NET INVESTMENT INCOME/(LOSS) ....................................................        (150,787)         (280,547)     7,775,287
                                                                                   -------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 4
  Net realized gain/(loss) on investments -- Note 1* .............................      12,405,194           640,622     (3,529,769)
  Net realized gains received from underlying funds ..............................              --                --             --
  Net realized loss on foreign currencies -- Note 1 ..............................        (466,198)          (30,563)            --
  Net change in unrealized appreciation/(depreciation) on investments -- Note 4 ..      33,877,256        13,263,936     (5,753,145)
  Net change in unrealized appreciation/(depreciation) from translation of
   other assets and liabilities denominated in foreign currencies -- Note 4                  1,185           (18,483)            --
                                                                                   -------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES .........................................................      45,817,437        13,855,512     (9,282,914)
                                                                                   -------------------------------------------------
   NET INCREASE/(DECREASE) IN NET ASSETS
    FROM OPERATIONS ..............................................................     $45,666,650       $13,574,965    $(1,507,627)
                                                                                   =================================================

                                                                                   THE GUARDIAN      THE GUARDIAN      THE GUARDIAN
                                                                                     HIGH YIELD        TAX-EXEMPT              CASH
                                                                                           BOND              FUND        MANAGEMENT
                                                                                           FUND                                FUND
                                                                                   -------------------------------------------------
INVESTMENT INCOME
  Dividends ......................................................................  $      --        $         --       $        --
  Interest .......................................................................    5,117,347         4,398,021        15,997,850
  Less: Foreign tax withheld .....................................................           --                --                --
                                                                                   -------------------------------------------------
    Total Income .................................................................    5,117,347         4,398,021        15,997,850
                                                                                   -------------------------------------------------
 EXPENSES:
  Investment advisory fees -- Note 2 .............................................      337,621           447,929         1,522,239
  Administrative fees -- Class A-- Note 2 ........................................      133,268           223,965           729,319
  Administrative fees -- Class B-- Note 2 ........................................        7,407                --            31,800
  12b-1 fees-- Class B-- Note 3 ..................................................       22,222                --            95,401
  Transfer agent fees-- Class A ..................................................       31,178            35,782           363,853
  Transfer agent fees-- Class B ..................................................       30,389                --            27,119
  Custodian fees .................................................................       53,785            57,834            82,380
  Printing expense ...............................................................        4,500             5,500            18,000
  Registration fees ..............................................................       35,500            27,386            63,596
  Legal fees .....................................................................        2,000             2,400             2,900
  Audit fees .....................................................................       22,233            18,733            18,733
  Trustees' fees -- Note 2 .......................................................       19,000            19,000            19,000
  Insurance expense ..............................................................          138               181               610
  Other ..........................................................................          700               700               700
  Amortization of organization costs -- Note 8 ...................................           --                --                --
  Interest expense on reverse repurchase agreements ..............................           --                --                --
                                                                                   -------------------------------------------------
      Total Expenses before Reimbursement and Custody credits ....................      699,941           839,410         2,975,650
  Less: Expenses assumed by investment adviser -- Note 2 .........................     (244,714)          (69,380)         (398,419)
      Custody credits -- Note 1 ..................................................           --           (57,704)               --
                                                                                   -------------------------------------------------
      Expenses Net of Reimbursement and Custody credits ..........................      455,227           712,326         2,577,231
                                                                                   -------------------------------------------------
 NET INVESTMENT INCOME/(LOSS) ....................................................    4,662,120         3,685,695        13,420,619
                                                                                   -------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 4
  Net realized gain/(loss) on investments -- Note 1* .............................   (4,204,560)       (1,812,077)               --
  Net realized gains received from underlying funds ..............................           --                --                --
  Net realized loss on foreign currencies -- Note 1 ..............................           --                --                --
  Net change in unrealized appreciation/(depreciation) on investments -- Note 4 ..     (825,578)       (5,196,861)               --
  Net change in unrealized appreciation/(depreciation) from translation of
   other assets and liabilities denominated in foreign currencies -- Note 4                  --                --                --
                                                                                   -------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES .........................................................   (5,030,138)       (7,008,938)               --
                                                                                   -------------------------------------------------
   NET INCREASE/(DECREASE) IN NET ASSETS
    FROM OPERATIONS ..............................................................  $  (368,018)     $ (3,323,243)      $13,420,619
                                                                                   =================================================

*     Net of foreign capital gains tax of $8,160 GBGIF and $85,027 GBGEMF.

See notes to financial statements.


                                    46 & 47

o The Park Avenue Portfolio

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                          THE GUARDIAN
                                                                   THE GUARDIAN                            PARK AVENUE
                                                                 PARK AVENUE FUND                        SMALL CAP FUND
                                                        -----------------------------------      ---------------------------------


                                                              YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                                              1999               1998               1999               1998
                                                        ----------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income/(loss) .......................  $    4,244,467       $   18,594,966      $    (720,677)       $   (603,721)
  Net realized gain/(loss) on investments
   and foreign currency related
   transactions ......................................     507,876,945          240,110,403          5,066,646         (16,113,586)
  Net change in unrealized appreciation/
   (depreciation) of investments and
   foreign currency related
   transactions ......................................     419,284,130          321,166,359         30,726,523           6,377,291
                                                        ----------------------------------------------------------------------------
    NET INCREASE/(DECREASE) IN
     NET ASSETS RESULTING FROM
     OPERATIONS ......................................     931,405,542          579,871,728         35,072,492         (10,340,016)
                                                        ----------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A ...........................................      (4,338,070)         (18,598,388)                --                  --
   Class B ...........................................              --                   --                 --                  --
  In excess of net investment income
   Class A ...........................................              --                   --                 --                  --
  Net realized gain on investments and
   foreign currency related transactions
   Class A ...........................................    (389,011,284)        (199,305,595)                --            (978,178)
   Class B ...........................................     (59,152,111)         (25,414,666)                --            (203,338)
                                                        ----------------------------------------------------------------------------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS TO
     SHAREHOLDERS ....................................    (452,501,465)        (243,318,649)                 --         (1,181,516)
                                                        ----------------------------------------------------------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from
   capital share transactions-- Note 9 ...............     (16,675,323)         529,325,454        (43,257,893)         41,904,893
                                                        ----------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS ...............     462,228,754          865,878,533         (8,185,401)         30,383,361

NET ASSETS:
Beginning of year ....................................   3,380,256,722        2,514,378,189        149,647,136         119,263,775
                                                        ----------------------------------------------------------------------------
End of year* .........................................  $3,842,485,476       $3,380,256,722       $141,461,735        $149,647,136
                                                        ============================================================================

+ Commencement of operations.
* Includes undistributed/(overdistributed)
  net investment income of ...........................  $      269,418       $      363,075       $         --        $        --

                                                                                                     THE GUARDIAN
                                                               THE GUARDIAN                         BAILLIE GIFFORD
                                                           ASSET ALLOCATION FUND                  INTERNATIONAL FUND
                                                        -------------------------------       --------------------------------


                                                          YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                                         1999               1998                1999               1998
                                                        ----------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income/(loss) .......................  $  5,773,614       $  4,482,709       $   (150,787)      $    (96,156)
  Net realized gain/(loss) on investments
   and foreign currency related
   transactions ......................................    33,936,679         24,550,359         11,938,996          4,322,921
  Net change in unrealized appreciation/
   (depreciation) of investments and
   foreign currency related
   transactions ......................................    (8,797,339)         4,998,042         33,878,441         11,033,975
                                                        ----------------------------------------------------------------------
    NET INCREASE/(DECREASE) IN
     NET ASSETS RESULTING FROM
     OPERATIONS ......................................    30,912,954         34,031,110         45,666,650         15,260,740
                                                        ----------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A ...........................................    (5,299,394)        (4,972,430)                --            (27,940)
   Class B ...........................................      (580,691)          (455,159)                --                 --
  In excess of net investment income
   Class A ...........................................            --                 --           (201,240)                --
  Net realized gain on investments and
   foreign currency related transactions
   Class A ...........................................   (20,934,692)       (18,144,589)       (10,007,897)        (3,899,799)
   Class B ...........................................    (3,659,166)        (2,541,210)        (1,105,637)          (423,733)
                                                        ----------------------------------------------------------------------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS TO
     SHAREHOLDERS ....................................   (30,473,943)       (26,113,388)       (11,314,774)        (4,351,472)
                                                        ----------------------------------------------------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from
   capital share transactions-- Note 9 ...............    45,134,030         63,440,174         25,910,582         19,910,823
                                                        ----------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS ...............    45,573,041         71,357,896         60,262,458         30,820,091

NET ASSETS:
Beginning of year ....................................   222,372,226        151,014,330        104,087,558         73,267,467
                                                        ----------------------------------------------------------------------
End of year* .........................................  $267,945,267       $222,372,226       $164,350,016       $104,087,558
                                                        ======================================================================

+ Commencement of operations.
* Includes undistributed/(overdistributed)
  net investment income of ...........................  $     28,923       $     47,871        $  (367,315)       $  (606,890)

                                                                 THE GUARDIAN                        THE GUARDIAN
                                                           BAILLIE GIFFORD EMERGING               INVESTMENT QUALITY
                                                                 MARKETS FUND                          BOND FUND
                                                        -------------------------------       -------------------------------


                                                            YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                            1999               1998               1999             1998
                                                        ---------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income/(loss) .......................  $  (280,547)      $     (4,873)       $ 7,775,287        $ 6,469,759
  Net realized gain/(loss) on investments
   and foreign currency related
   transactions ......................................      610,059         (5,495,916)        (3,529,769)         2,736,440
  Net change in unrealized appreciation/
   (depreciation) of investments and
   foreign currency related
   transactions ......................................   13,245,453         (1,649,698)        (5,753,145)           301,260
                                                        ---------------------------------------------------------------------
    NET INCREASE/(DECREASE) IN
     NET ASSETS RESULTING FROM
     OPERATIONS ......................................   13,574,965         (7,150,487)        (1,507,627)         9,507,459
                                                        ---------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A ...........................................     (513,333)            (6,306)        (7,775,287)        (6,469,759)
   Class B ...........................................           --                 --                 --                 --
  In excess of net investment income
   Class A ...........................................           --                 --                 --                 --
  Net realized gain on investments and
   foreign currency related transactions
   Class A ...........................................           --               (727)          (429,333)        (2,157,409)
   Class B ...........................................           --                (66)                --                 --
                                                        ---------------------------------------------------------------------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS TO
     SHAREHOLDERS ....................................     (513,333)            (7,099)        (8,204,620)        (8,627,168)
                                                        ---------------------------------------------------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from
   capital share transactions-- Note 9 ...............    4,489,021          1,385,379          7,174,645         42,383,631
                                                        ---------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS ...............   17,550,653         (5,772,207)        (2,537,602)        43,263,922

NET ASSETS:
Beginning of year ....................................   17,708,841         23,481,048        142,198,634         98,934,712
                                                        ---------------------------------------------------------------------
End of year* .........................................  $35,259,494        $17,708,841       $139,661,032       $142,198,634
                                                        =====================================================================

+ Commencement of operations.
* Includes undistributed/(overdistributed)
  net investment income of ...........................  $  (893,619)       $   (39,415)      $         --       $         --

                                                                THE GUARDIAN
                                                                 HIGH YIELD                           THE GUARDIAN
                                                                  BOND FUND                          TAX-EXEMPT FUND
                                                        -----------------------------------   --------------------------------
                                                                             PERIOD FROM
                                                         YEAR ENDED       JULY 7, 1998+ TO
                                                          DECEMBER          DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                            1999                1998            1999               1998
                                                        ----------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income/(loss) .......................  $ 4,662,120        $ 1,461,448        $ 3,685,695         $ 2,190,619
  Net realized gain/(loss) on investments
   and foreign currency related
   transactions ......................................   (4,204,560)            92,410         (1,812,077)            582,307
  Net change in unrealized appreciation/
   (depreciation) of investments and
   foreign currency related
   transactions ......................................     (825,578)           279,240         (5,196,861)            208,997
                                                        ----------------------------------------------------------------------
    NET INCREASE/(DECREASE) IN
     NET ASSETS RESULTING FROM
     OPERATIONS ......................................     (368,018)         1,833,098         (3,323,243)          2,981,923
                                                        ----------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A ...........................................   (4,448,296)        (1,412,378)        (3,685,695)         (2,190,619)
   Class B ...........................................     (213,824)           (49,070)                --                  --
  In excess of net investment income
   Class A ...........................................           --                 --                 --                  --
  Net realized gain on investments and
   foreign currency related transactions
   Class A ...........................................      (87,896)                --            (41,921)           (174,452)
   Class B ...........................................       (4,673)                --                 --                  --
                                                        ----------------------------------------------------------------------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS TO
     SHAREHOLDERS ....................................   (4,754,689)        (1,461,448)        (3,727,616)         (2,365,071)
                                                        ----------------------------------------------------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from
   capital share transactions-- Note 9 ...............    8,713,802         53,398,951         34,238,559          22,742,961
                                                        ----------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS ...............    3,591,095         53,770,601         27,187,700          23,359,813

NET ASSETS:
Beginning of year ....................................   53,770,601                 --         70,720,128          47,360,315
                                                        ----------------------------------------------------------------------
End of year* .........................................  $57,361,696        $53,770,601        $97,907,828         $70,720,128
                                                        ======================================================================

+ Commencement of operations.
* Includes undistributed/(overdistributed)
  net investment income of ...........................  $        --        $        --        $        --         $        --

                                                                THE GUARDIAN
                                                            CASH MANAGEMENT FUND
                                                        ---------------------------------


                                                           YEAR ENDED DECEMBER 31,
                                                           1999            1998
                                                        ---------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income/(loss) .......................  $ 13,420,619        $ 8,448,432
  Net realized gain/(loss) on investments
   and foreign currency related
   transactions ......................................            --                 --
  Net change in unrealized appreciation/
   (depreciation) of investments and
   foreign currency related
   transactions ......................................            --                 --
                                                        ---------------------------------
    NET INCREASE/(DECREASE) IN
     NET ASSETS RESULTING FROM
     OPERATIONS ......................................    13,420,619          8,448,432
                                                        ---------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A ...........................................   (12,862,588)        (8,075,149)
   Class B ...........................................      (558,031)          (373,283)
  In excess of net investment income
   Class A ...........................................            --                 --
  Net realized gain on investments and
   foreign currency related transactions
   Class A ...........................................            --                 --
   Class B ...........................................            --                 --
                                                        ---------------------------------
    TOTAL DIVIDENDS AND
     DISTRIBUTIONS TO
     SHAREHOLDERS ....................................   (13,420,619)        (8,448,432)
                                                        ---------------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from
   capital share transactions-- Note 9 ...............   165,461,754        100,038,914
                                                        ---------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS ...............   165,461,754        100,038,914

NET ASSETS:
Beginning of year ....................................   238,426,600        138,387,686
                                                        ---------------------------------
End of year* .........................................  $403,888,354       $238,426,600
                                                        =================================

+ Commencement of operations.
* Includes undistributed/(overdistributed)
  net investment income of ...........................  $         --       $         --

See notes to financial statements.


                                    48 & 49

--------------------
Notes to
Financial Statements
--------------------

December 31, 1999

THE PARK AVENUE PORTFOLIO

o     THE GUARDIAN PARK AVENUE FUND

o     THE GUARDIAN PARK AVENUE SMALL CAP FUND

o     THE GUARDIAN ASSET ALLOCATION FUND

o     THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

o     THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

o     THE GUARDIAN INVESTMENT QUALITY BOND FUND

o     THE GUARDIAN HIGH YIELD BOND FUND

o     THE GUARDIAN TAX-EXEMPT FUND

o     THE GUARDIAN CASH MANAGEMENT FUND

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

      The Park Avenue Portfolio (the Portfolio) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), which is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Portfolio consists of nine series, namely: The Guardian Park Avenue Fund (GPAF); The Guardian Park Avenue Small Cap Fund (GPASCF); The Guardian Asset Allocation Fund (GAAF); The Guardian Baillie Gifford International Fund (GBGIF); The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF); The Guardian Investment Quality Bond Fund (GIQBF); The Guardian High Yield Bond Fund (GHYBF); The Guardian Tax-Exempt Fund
(GTEF); and The Guardian Cash Management Fund (GCMF). The series are collectively referred to herein as the "Funds".

      The Funds offer up to three classes of shares: Class A, Class B and the Institutional Class. Each of the Funds offers Class A shares. All shares existing prior to May 1, 1996, were classified as Class A shares. Class A shares are sold with an initial sales load of up to 4.50% and an administrative fee of up to .25% on an annual basis of the Funds' average daily net assets. As of December 31, 1999, Class B shares are offered by GPAF, GPASCF, GAAF, GBGIF, GBGEMF, GHYBF and GCMF. Class B shares are sold without an initial sales load but are subject to a 12b-1 fee of .75% and an administrative fee of up to .25% on an annual basis of the Funds' average daily net assets, and a contingent deferred sales load (CDSL) of up to 3% imposed on certain redemptions. As of December 31, 1999, Institutional Class shares are offered by GPAF, GPASCF, GAAF, GBGIF, GBGEMF, GIQBF and GHYBF. None of the Funds had issued Institutional Class shares. Institutional Class shares are offered at net asset value, without an initial or contingent deferred sales load. All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

      Equity and debt securities listed on domestic or foreign securities exchanges are valued at the last sales price of such exchanges, or if no sale occurred, at the mean of the bid and asked prices. Securities traded in the over-the-counter market are valued using the last sales price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities.

      Pursuant to valuation procedures approved by the Board of Trustees, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price, except for GTEF. In GTEF, debt securities are valued at the mean between the bid and asked prices each as obtained by the Service. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities and restricted securities) are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

      Repurchase agreements are carried at cost which approximates market value (see Note 5). Short-term securities held by the Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCMF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

      Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

      Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization of premium and discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

      All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 1999, distribution, administrative and transfer agent fees were the only class-specific expenses.

Foreign Currency Translation

      GPAF, GPASCF, GAAF, GBGIF, GBGEMF and GHYBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

            (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

            (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currencies. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currencies. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency as of December 31, 1999 are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities in foreign currencies based on the applicable exchange rate in effect at the end of period.

Forward Foreign Currency Contracts

      GPAF, GPASCF, GAAF, GBGIF, GBGEMF and GHYBF may enter into foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from an unanticipated movement in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the difference between the value of the forward contract at the time it was opened and the value at the time it was closed. Such amount is recorded in net realized gain or loss on foreign currencies. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

      GAAF, GBGIF, GBGEMF, GIQBF, GHYBF and GTEF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividends and Distributions to Shareholders

      Dividends from net investment income are declared and accrued daily and are paid monthly for GIQBF, GHYBF and GTEF, and declared and paid semi-annually for GPAF, GPASCF, GAAF, GBGIF and GBGEMF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Dividends from GCMF's net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month.

      All dividends and distributions to shareholders are recorded on the ex-dividend date. Such distributions are determined in accordance with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income.

Taxes

      Each Fund qualified and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign interest, dividends and capital gains in GBGIF and GBGEMF have been provided for in accordance with the applicable country's tax rules and rates.

      At December 31, 1999, for federal income tax purposes, the following Funds have net capital losses carryforward of:

                                                 EXPIRATION
                               AMOUNT               DATE
                             -----------         ----------
GPASCF ....................  $11,001,397            2006
GBGEMF ....................    5,363,075            2006
GIQBF .....................    3,146,501            2007
GHYBF .....................    3,924,007            2007
GTEF ......................    1,462,615            2007

Expense Reductions

     GTEF has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, GTEF's custodian fees were reduced by $57,704 under this arrangement.

Reclassification of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

      During the year ended December 31, 1999, certain Portfolio Funds reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and net accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases/(decreases) to the various capital accounts were as follows:

                            UNDISTRIBUTED/      ACCUMULATED
                           (OVERDISTRIBUTED)   NET REALIZED
                PAID-IN     NET INVESTMENT    GAIN/(LOSS) ON
FUND            CAPITAL         INCOME          INVESTMENTS
----          ----------   -----------------  --------------
GPAF                  --          $ (54)           $  54
GPASCF        $(734,685)        720,677           14,008
GAAF                  --         87,523          (87,523)
GBGIF                 --        591,602         (591,602)
GBGEMF                --        (60,325)          60,325

NOTE 2. INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

      GISC provides investment advisory services to each of the Funds (except GBGIF and GBGEMF) under an investment advisory agreement. Fees for investment advisory services are at an annual rate of .50% of the average daily net assets of each Fund, except for GAAF, which is subject to a contractual annual fee of
 .65% of its average daily net assets, and GPASCF and GHYBF, which pay GISC at an annual rate of .75% and .60%, respectively, of their average daily net assets. GISC has agreed to a waiver of .15% of GAAF's annual advisory fee when GAAF is operated as a "fund of funds", so that GAAF's effective advisory fee is .50% of its average daily net assets. GISC voluntarily assumes a portion of the ordinary operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) that exceed .80% of GIQBF and GTEF, and .75% of GHYBF Class A average daily net assets; 1.00% of the average daily net assets of GHYBF Class B shares and operating expenses that exceed .85% of GCMF's average daily net assets. As it relates to the subsidy for GHYBF, GISC subsidized .40% of the ordinary operating expenses for both the Class A & B shares and .60% for 12b-1 fees of Class B shares. GISC subsidized .09% for Class A shares and .18% for Class B shares of GCMF's administrative fees and .75% for 12b-1 fees of GCMF's Class B shares. For the year ended December 31, 1999 GISC voluntarily assumed $178,375, $244,714, $127,084 and $398,419 of the ordinary operating expenses of GIQBF, GHYBF, GTEF and GCMF, respectively.

      There are no duplicative advisory and administrative service fees charged to GAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory and administrative fees are paid at the underlying Fund level.

      The Portfolio, on behalf of GBGIF and GBGEMF, has an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between The Guardian Insurance & Annuity Company, Inc. (GIAC) and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of GBGIF and GBGEMF's portfolio, subject to the supervision of the Portfolio's Board of Trustees. GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of GBGIF and GBGEMF. GBG continually monitors and evaluates the performance of BG Overseas. As compensation for its services, GBGIF and GBGEMF pay GBG annual investment management fees of .80% and 1.00%, respectively, of their respective average daily net assets. One half of these fees is payable by GBG to BG Overseas for its services. Payment of the sub-investment management fee does not represent a separate or additional expense to GBGIF or GBGEMF.

      Trustees who are not deemed to be "interested persons" (as defined in the 1940 Act) are paid $500 per Fund for each meeting of the Board of Trustees. An annual fee of $1,000 per Fund is also paid to each such Trustee during such period. GISC pays compensation to the Trustees who are interested persons. Certain officers and Trustees of the Funds are affiliated with GISC.

      GAAF received $17,567,272 of dividends from other Guardian mutual funds.

      The retail broker/dealer operation of GISC was assumed by Park Avenue Securities LLC (PAS) on May 3, 1999. PAS is a wholly-owned subsidiary of GIAC and an affiliate of GISC. PAS received $2,275,584 for brokerage commissions from the Portfolio.

Administrative Services Agreement

      Pursuant to the Administrative Services Agreement adopted by the Funds on behalf of the Class A and Class B shares, each of the Funds, except GPAF, pays GISC an administrative service fee at an annual rate of up to .25% of its average daily net assets. GPAF pays this fee at an annual rate of up to .25% of the average daily net assets for which a "dealer of record" has been designated. For the year ended December 31, 1999, GPAF Class A shares paid an annualized rate of .18% of its average daily net assets under the Administrative Services Agreement.

NOTE 3. UNDERWRITING AGREEMENT AND DISTRIBUTION PLAN

      The Portfolio has entered into an Underwriting Agreement with GISC pursuant to which GISC serves as the principal underwriter for shares of the Funds.

      For the year ended December 31, 1999, aggregate front-end sales charges for the sale of Class A shares paid to GISC were as follows:

FUND            COMMISSIONS       FUND             COMMISSIONS
----            -----------       ----             -----------
GPAF             $1,659,928       GBGEMF               $ 6,056
GPASCF               62,778       GIQBF                 71,462
GAAF                343,521       GHYBF                 28,065
GBGIF                65,441       GTEF                 115,956

      Under a Distribution Plan adopted by the Portfolio pursuant to the Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), each multiple class fund is authorized to pay a monthly 12b-1 fee at an annual rate of up to .75% of average daily net assets of the Fund's Class B shares as compensation for distribution-related services provided to the Class B shares of those Funds.

      GISC is entitled to retain any CDSL imposed on certain Class B share redemptions. For the year ended December 31, 1999, GISC received CDSL charges as follows:

FUND                                                  CLASS B
----                                                  -------
GPAF .............................................. $1,098,122
GPASCF ............................................    111,945
GAAF ..............................................     63,942
GBGIF .............................................     17,986
GBGEMF ............................................        439
GHYBF .............................................      5,929
GCMF ..............................................     90,103

NOTE 4. INVESTMENT TRANSACTIONS

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                           GPAF                       GPASCF
--------------------------------------------------------------------------------
Purchases                             $2,384,001,232                $102,399,828
Proceeds                               2,791,470,629                 150,430,940
--------------------------------------------------------------------------------
                                           GAAF                        GBGIF
--------------------------------------------------------------------------------
Purchases                              $  42,344,991                $ 77,943,715
Proceeds                                  24,767,041                  64,618,089
--------------------------------------------------------------------------------
                                          GBGEMF                       GIQBF
--------------------------------------------------------------------------------
Purchases                              $  24,731,458                $383,224,602
Proceeds                                  20,072,171                 374,703,005
--------------------------------------------------------------------------------
                                           GHYBF                       GTEF
--------------------------------------------------------------------------------
Purchases                              $  82,209,119                $159,749,219
Proceeds                                  78,279,481                 128,780,860

      The cost of investments owned at December 31, 1999 for federal income tax purposes was substantially the same as the cost for financial reporting purposes for the Funds. The gross unrealized appreciation and depreciation of investments excluding foreign currency at December 31, 1999, were as follows:

                                                   GPAF                GPASCF
                                                   ----                ------
Appreciation                                $ 1,420,819,483     $    51,141,395
(Depreciation)                                  (36,525,576)         (3,520,505)
                                            ---------------     ---------------
NET UNREALIZED
 APPRECIATION                               $ 1,384,293,907     $    47,620,890
                                            ===============     ===============

                                                     GAAF              GBGIF
                                                     ----              -----
Appreciation                                     $ 21,007,481      $ 60,619,317
(Depreciation)                                     (4,667,145)       (2,531,498)
                                                 ------------      ------------
NET UNREALIZED
 APPRECIATION                                    $ 16,340,336      $ 58,087,819
                                                 ============      ============

                                                     GBGEMF            GIQBF
                                                     ------            -----
Appreciation                                     $ 12,196,440      $     25,953
(Depreciation)                                     (1,634,851)       (4,677,177)
                                                 ------------      ------------
NET UNREALIZED
 APPRECIATION/
 (DEPRECIATION)                                  $ 10,561,589      $ (4,651,224)
                                                 ============      ============

                                                      GHYBF            GTEF
                                                      -----            ----
Appreciation                                     $    924,629      $     85,099
(Depreciation)                                     (1,470,967)       (3,485,305)
                                                 ------------      ------------
NET UNREALIZED
 DEPRECIATION                                    $   (546,338)     $ (3,400,206)
                                                 ============      ============

NOTE 5. REPURCHASE AGREEMENTS

      The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Board of Trustees has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

      GIQBF and GHYBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GIQBF and GHYBF enter into a reverse repurchase agreement, the funds establish and maintain cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Funds' custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GIQBF and GHYBF may be unable to deliver the securities when the Funds seek to repurchase them.

      Information regarding transactions by GIQBF under reverse repurchase agreements is as follows:

  Average amount outstanding during
   the period ....................................  $1,262,863
  Weighted average interest rate during
   the period ....................................       1.62%

NOTE 7. DOLLAR ROLL TRANSACTIONS

      GIQBF and GHYBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages.

NOTE 8. DEFERRED ORGANIZATION AND INITIAL OFFERING EXPENSES

      GPASCF and GBGEMF incurred $45,392 and $26,758, respectively, in connection with their organization and registration. Such expenses were advanced by GISC and were repaid by GPASCF and GBGEMF. Organization and initial offering expenses have been deferred and are being amortized on a straight-line method over a five year period, beginning with the commencement of operations of the Funds.

NOTE 9. SHARES OF BENEFICIAL INTEREST

      There is an unlimited number of $0.01 par value shares of beneficial interest authorized, divided into three classes, designated as Class A, Class B and Institutional Class shares. As of December 31, 1999: (i) GPAF, GPASCF, GAAF, GBGIF, GBGEMF and GHYBF offered all three classes; (ii) GIQBF offered Class A and Institutional Class shares; (iii) GCMF offered Class A and Class B shares; and (iv) GTEF offered Class A shares only. Through December 31, 1999, no Institutional Class shares of the Funds were sold.

      Transactions in shares of beneficial interest were as follows:

o  THE GUARDIAN PARK AVENUE FUND

                                                 Year Ended December 31,                      Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------------------
                                               1999                   1998                 1999                    1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         Shares                                       Amount
-------------------------------------------------------------------------------------------------------------------------------

CLASS A
Shares sold                                 27,359,054              18,152,958        $ 1,374,220,548             $885,038,761
Shares issued in reinvestment of
 dividends and distributions                 6,674,168               4,072,601            378,300,756              209,800,362
Shares repurchased                         (35,553,998)            (14,727,389)        (1,831,479,707)            (721,647,093)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                     (1,520,776)              7,498,170        $   (78,958,403)            $373,192,030
===============================================================================================================================

CLASS B
Shares sold                                  1,278,710               3,603,391        $    68,200,561             $176,030,617
Shares issued in reinvestment of
 distributions                               1,003,393                 474,635             56,213,737               24,340,017
Shares repurchased                          (1,161,774)               (912,470)           (62,131,218)             (44,237,210)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                 1,120,329               3,165,556        $    62,283,080             $156,133,424
===============================================================================================================================

o  THE GUARDIAN PARK AVENUE SMALL CAP FUND

                                                 Year Ended December 31,                      Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------------------
                                               1999                   1998                 1999                    1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         Shares                                       Amount
-------------------------------------------------------------------------------------------------------------------------------

CLASS A

Shares sold                                  9,334,822               8,955,435        $   112,958,085             $113,720,444
Shares issued in reinvestment of
 distributions                                      --                  66,726                     --                  962,201
Shares repurchased                         (12,484,685)             (6,399,295)          (150,938,419)             (79,156,710)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                     (3,149,863)              2,622,866        $   (37,980,334)            $ 35,525,935
===============================================================================================================================

CLASS B
Shares sold                                    245,785                 947,722        $     2,980,267             $ 13,042,662
Shares issued in reinvestment of
 distributions                                      --                  14,540                     --                  207,322
Shares repurchased                            (684,909)               (542,866)            (8,257,826)              (6,871,026)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                       (439,124)                419,396        $    (5,277,559)            $  6,378,958
===============================================================================================================================

o  THE GUARDIAN ASSET ALLOCATION FUND

                                                 Year Ended December 31,                      Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------------------
                                               1999                   1998                 1999                    1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         Shares                                       Amount
-------------------------------------------------------------------------------------------------------------------------------

CLASS A
Shares sold                                  3,070,497               3,552,074         $   45,774,621             $ 52,391,637
Shares issued in reinvestment of
 dividends and distributions                 1,758,874               1,528,532             25,604,469               22,611,939
Shares repurchased                          (2,645,945)             (1,642,141)           (39,623,504)             (24,292,529)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                 2,183,426               3,438,465         $   31,755,586             $ 50,711,047
===============================================================================================================================

CLASS B
Shares sold                                    916,121                 827,799         $   13,578,716             $ 12,174,248
Shares issued in reinvestment of
 dividends and distributions                   284,971                 197,429              4,133,852                2,908,672
Shares repurchased                            (292,746)               (159,197)            (4,334,124)              (2,353,793)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                   908,346                 866,031         $   13,378,444             $ 12,729,127
===============================================================================================================================

o  THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

                                                 Year Ended December 31,                     Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------------------
                                               1999                   1998                 1999                    1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         Shares                                       Amount
-------------------------------------------------------------------------------------------------------------------------------

CLASS A
Shares sold                                 10,792,462               5,077,189        $   208,417,549             $ 88,983,605
Shares issued in reinvestment of
 dividends and distributions                   390,401                 194,168              8,440,016                3,581,435
Shares repurchased                          (9,917,221)             (4,337,226)          (193,358,852)             (75,707,177)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                 1,265,642                 934,131         $   23,498,713             $ 16,857,863
===============================================================================================================================

CLASS B
Shares sold                                    144,386                 207,081         $    2,718,309             $  3,615,723
Shares issued in reinvestment of
 distributions                                  51,780                  23,175              1,086,611                  417,986
Shares repurchased                             (73,575)                (56,683)            (1,393,051)                (980,749)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                   122,591                 173,573         $    2,411,869             $  3,052,960
===============================================================================================================================

o  THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

                                                 Year Ended December 31,                     Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------------------
                                               1999                   1998                 1999                    1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         Shares                                       Amount
-------------------------------------------------------------------------------------------------------------------------------

CLASS A
Shares sold                                    622,404                 307,937        $     5,323,565             $  2,438,788
Shares issued in reinvestment of
 dividends and distributions                    47,790                     951                509,438                    7,008
Shares repurchased                            (165,063)               (142,603)            (1,387,933)              (1,047,780)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                   505,131                 166,285        $     4,445,070             $  1,398,016
===============================================================================================================================

CLASS B
Shares sold                                     21,447                  36,991        $       156,313             $    284,221
Shares issued in reinvestment of
 distributions                                      --                       9                     --                       66
Shares repurchased                             (15,854)                (40,736)              (112,362)                (296,924)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                          5,593                  (3,736)       $        43,951             $    (12,637)
===============================================================================================================================

o  THE GUARDIAN INVESTMENT QUALITY BOND FUND

                                                 Year Ended December 31,                     Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------------------
                                               1999                   1998                 1999                    1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         Shares                                       Amount
-------------------------------------------------------------------------------------------------------------------------------

Shares sold                                  4,250,553               5,256,976         $   41,150,209             $ 52,592,427
Shares issued in reinvestment of
 dividends and distributions                   829,339                 838,248              7,947,256                8,403,203
Shares repurchased                          (4,344,851)             (1,848,650)           (41,922,820)             (18,611,999)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                   735,041               4,246,574         $    7,174,645             $ 42,383,631
===============================================================================================================================

o  THE GUARDIAN HIGH YIELD BOND FUND

                                                                   Period from                                  Period from
                                            Year Ended          July 7, 1998+ to        Year Ended           July 7, 1998+ to
                                           December 31,           December 31,         December 31,            December 31,
                                               1999                   1998                 1999                    1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         Shares                                       Amount
-------------------------------------------------------------------------------------------------------------------------------

CLASS A
Shares sold                                    489,330               5,073,898        $     4,666,745             $ 49,633,346
Shares issued in reinvestment of
 dividends and distributions                   484,538                 146,405              4,519,035                1,409,495
Shares repurchased                            (154,332)                 (6,493)            (1,441,812)                 (60,633)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                   819,536               5,213,810        $     7,743,968             $ 50,982,208
===============================================================================================================================

CLASS B
Shares sold                                    174,457                 261,298        $     1,661,360             $  2,413,483
Shares issued in reinvestment of
 dividends and distributions                    22,890                   5,077                212,678                   48,933
Shares repurchased                             (95,074)                (13,845)              (904,204)                 (45,673)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                   102,273                 252,530        $       969,834             $  2,416,743
===============================================================================================================================

o  THE GUARDIAN TAX-EXEMPT FUND

                                                 Year Ended December 31,                     Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------------------
                                               1999                   1998                 1999                    1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         Shares                                       Amount
-------------------------------------------------------------------------------------------------------------------------------

Shares sold                                  3,625,744               2,184,548         $   36,147,415             $ 22,216,685
Shares issued in reinvestment of
 dividends and distributions                   377,574                 230,604              3,676,668                2,320,394
Shares repurchased                            (562,267)               (178,814)            (5,585,524)              (1,794,118)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                 3,441,051               2,236,338         $   34,238,559             $ 22,742,961
===============================================================================================================================

+     Commencement of operations.

o  THE GUARDIAN CASH MANAGEMENT FUND

                                              Year Ended December 31,
--------------------------------------------------------------------------------
                                            1999                    1998
--------------------------------------------------------------------------------
                                                Shares @ $1 per share
--------------------------------------------------------------------------------

CLASS A
Shares sold                              1,842,678,716              754,062,229
Shares issued in reinvestment of
 dividends                                  12,156,055                7,764,025
Shares repurchased                      (1,690,724,975)            (668,353,118)
--------------------------------------------------------------------------------
NET INCREASE                               164,109,796               93,473,136
================================================================================

CLASS B
Shares sold                                 17,526,854               26,314,334
Shares issued in reinvestment of
 dividends                                     495,525                  331,516
Shares repurchased                         (16,670,421)             (20,080,072)
--------------------------------------------------------------------------------
NET INCREASE                                 1,351,958                6,565,778
================================================================================

NOTE 10. LINE OF CREDIT

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 1999, none of the Funds borrowed against this line of credit.

--------------------
Financial Highlights
--------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                             NET REALIZED
                                                                                             & UNREALIZED
                                                                                            GAIN/(LOSS) ON
                                                                                              INVESTMENTS             INCREASE/
                                                    NET ASSET                NET              AND FOREIGN            (DECREASE)
                                                     VALUE,              INVESTMENT            CURRENCY                 FROM
                                                    BEGINNING              INCOME/              RELATED              INVESTMENT
                                                    OF PERIOD              (LOSS)            TRANSACTIONS            OPERATIONS
                                                    --------------------------------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND
           CLASS A:
               Year ended 12/31/99                   $51.88                $0.13               $15.04                  $15.17
               Year ended 12/31/98                    46.12                 0.35                 9.38                    9.73
               Year ended 12/31/97                    37.91                 0.40                12.61                   13.01
               Year ended 12/31/96                    33.97                 0.42                 8.41                    8.83
               Year ended 12/31/95                    26.89                 0.33                 8.87                    9.20
           CLASS B:
               Year ended 12/31/99                    51.59                (0.31)               14.84                   14.53
               Year ended 12/31/98                    46.02                (0.08)                9.28                    9.20
               Year ended 12/31/97                    37.90                 0.00                12.54                   12.54
               Period from 5/1/96+ to 12/31/96        36.26                 0.05                 6.10                    6.15
THE GUARDIAN PARK AVENUE SMALL CAP FUND
           CLASS A:
               Year ended 12/31/99                    12.80                (0.07)                4.75                    4.68
               Year ended 12/31/98                    13.77                (0.03)               (0.83)                  (0.86)
               Period from 4/2/97+ to 12/31/97        10.00                 0.00                 3.91                    3.91
           CLASS B:
               Year ended 12/31/99                    12.61                (0.19)                4.64                    4.45
               Year ended 12/31/98                    13.67                (0.15)               (0.80)                  (0.95)
               Period from 5/6/97+ to 12/31/97        10.57                (0.04)                3.28                    3.24
THE GUARDIAN ASSET ALLOCATION FUND
           CLASS A:
               Year ended 12/31/99                    14.78                 0.37                 1.47                    1.84
               Year ended 12/31/98                    14.05                 0.39                 2.31                    2.70
               Year ended 12/31/97                    12.96                 0.34                 2.77                    3.11
               Year ended 12/31/96                    12.19                 0.23                 1.96                    2.19
               Year ended 12/31/95                    10.23                 0.23                 2.29                    2.52
           CLASS B:
               Year ended 12/31/99                    14.73                 0.23                 1.47                    1.70
               Year ended 12/31/98                    14.00                 0.24                 2.31                    2.55
               Year ended 12/31/97                    12.92                 0.17                 2.77                    2.94
               Period from 5/1/96+ to 12/31/96        12.61                 0.04                 1.50                    1.54
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
           CLASS A:
               Year ended 12/31/99                    18.41                 0.01                 6.68                    6.69
               Year ended 12/31/98                    16.08                 0.02                 3.13                    3.15
               Year ended 12/31/97                    15.22                 0.02                 1.66                    1.68
               Year ended 12/31/96                    13.57                 0.05                 1.89                    1.94
               Year ended 12/31/95                    13.01                 0.04                 1.40                    1.44

                                                                                          DISTRIBUTIONS
                                                                                              FROM
                                                                                          NET REALIZED
                                                                    DISTRIBUTIONS            GAIN ON
                                                     DIVIDENDS        IN EXCESS            INVESTMENTS         NET ASSET
                                                     FROM NET          OF NET              AND FOREIGN          VALUE,
                                                    INVESTMENT       INVESTMENT         CURRENCY RELATED        END OF       TOTAL
                                                      INCOME           INCOME             TRANSACTIONS          PERIOD      RETURN*
                                                    --------------------------------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND
           CLASS A:
               Year ended 12/31/99                   $(0.08)             --                  $(7.55)            $59.42       30.25%
               Year ended 12/31/98                    (0.34)             --                   (3.63)             51.88       21.30
               Year ended 12/31/97                    (0.39)             --                   (4.41)             46.12       34.85
               Year ended 12/31/96                    (0.42)         $(0.01)                  (4.46)             37.91       26.49
               Year ended 12/31/95                    (0.33)             --                   (1.79)             33.97       34.28
           CLASS B:
               Year ended 12/31/99                       --              --                   (7.55)             58.57       29.13
               Year ended 12/31/98                       --              --                   (3.63)             51.59       20.16
               Year ended 12/31/97                    (0.01)             --                   (4.41)             46.02       33.53
               Period from 5/1/96+ to 12/31/96        (0.05)             --                   (4.46)             37.90       17.35
THE GUARDIAN PARK AVENUE SMALL CAP FUND
           CLASS A:
               Year ended 12/31/99                       --              --                   --                 17.48       36.56
               Year ended 12/31/98                       --              --                   (0.11)             12.80       (6.35)
               Period from 4/2/97+ to 12/31/97           --              --                   (0.14)             13.77       39.16
           CLASS B:
               Year ended 12/31/99                       --              --                   --                 17.06       35.29
               Year ended 12/31/98                       --              --                   (0.11)             12.61       (7.05)
               Period from 5/6/97+ to 12/31/97           --              --                   (0.14)             13.67       30.47
THE GUARDIAN ASSET ALLOCATION FUND
           CLASS A:
               Year ended 12/31/99                    (0.37)             --                   (1.48)             14.77       12.99
               Year ended 12/31/98                    (0.43)             --                   (1.54)             14.78       19.41
               Year ended 12/31/97                    (0.34)             --                   (1.68)             14.05       24.44
               Year ended 12/31/96                    (0.23)             --                   (1.19)             12.96       18.74
               Year ended 12/31/95                    (0.23)             --                   (0.33)             12.19       24.51
           CLASS B:
               Year ended 12/31/99                    (0.23)             --                   (1.48)             14.72       12.09
               Year ended 12/31/98                    (0.28)             --                   (1.54)             14.73       18.32
               Year ended 12/31/97                    (0.18)             --                   (1.68)             14.00       23.09
               Period from 5/1/96+ to 12/31/96        (0.04)             --                   (1.19)             12.92       12.07
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
           CLASS A:
               Year ended 12/31/99                       --           (0.03)                  (1.71)             23.36       37.21
               Year ended 12/31/98                    (0.01)             --                   (0.81)             18.41       19.61
               Year ended 12/31/97                       --           (0.16)                  (0.66)             16.08       11.07
               Year ended 12/31/96                    (0.05)          (0.05)                  (0.19)             15.22       14.33
               Year ended 12/31/95                    (0.04)          (0.23)                  (0.61)             13.57       11.14

                                                                                RATIOS/SUPPLEMENTAL DATA
                                                   ---------------------------------------------------------------------------------
                                                                                                                 NET
                                                      NET ASSETS,                                  GAAF      INVESTMENT
                                                        END OF          EXPENSES      EXPENSES     GROSS    INCOME/(LOSS)  PORTFOLIO
                                                        PERIOD         TO AVERAGE      WAIVED     EXPENSE    TO AVERAGE    TURNOVER
                                                    (000'S OMITTED)   NET ASSETS(B)    BY GISC   RATIO (D)   NET  ASSETS     RATE
                                                   ---------------------------------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND
           CLASS A:
               Year ended 12/31/99                    $3,334,722         0.77%            --         --          0.24%        74%
               Year ended 12/31/98                     2,990,767         0.78             --         --          0.72         55
               Year ended 12/31/97                     2,312,632         0.79             --         --          0.95         50
               Year ended 12/31/96                     1,392,186         0.79             --         --          1.19         81
               Year ended 12/31/95                       972,275         0.81             --         --          1.07         78
           CLASS B:
               Year ended 12/31/99                       507,764         1.67             --         --         (0.66)        74
               Year ended 12/31/98                       389,489         1.70             --         --         (0.21)        55
               Year ended 12/31/97                       201,746         1.73             --         --          0.00         50
               Period from 5/1/96+ to 12/31/96            36,006         1.77(a)          --         --          0.04 (a)     81
THE GUARDIAN PARK AVENUE SMALL CAP FUND
           CLASS A:
               Year ended 12/31/99                       119,032         1.34             --         --         (0.48)        92
               Year ended 12/31/98                       127,525         1.32             --         --         (0.29)        63
               Period from 4/2/97+ to 12/31/97           101,016         1.36(a)          --         --          0.04 (a)     25
           CLASS B:
               Year ended 12/31/99                        22,430         2.23             --         --         (1.36)        92
               Year ended 12/31/98                        22,122         2.17             --         --         (1.14)        63
               Period from 5/6/97+ to 12/31/97            18,248         2.26(a)          --         --         (1.01)(a)     25
THE GUARDIAN ASSET ALLOCATION FUND
           CLASS A:
               Year ended 12/31/99                       227,031         0.48(c)        0.58%      1.08%         2.48         16
               Year ended 12/31/98                       194,827         0.60(c)        0.52       1.13          2.52         23
               Year ended 12/31/97                       136,948         0.95(c)        0.19       1.18          2.50         58
               Year ended 12/31/96                        88,190         1.30             --         --          1.91        122
               Year ended 12/31/95                        70,591         1.25             --         --          1.98        219
           CLASS B:
               Year ended 12/31/99                        40,914         1.31(c)        0.58       1.91          1.66         16
               Year ended 12/31/98                        27,545         1.48(c)        0.52       2.02          1.70         23
               Year ended 12/31/97                        14,066         2.04(c)        0.19       2.21          1.50         58
               Period from 5/1/96+ to 12/31/96             5,075         2.39(a)          --         --          0.70 (a)    122
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
           CLASS A:
               Year ended 12/31/99                       148,727         1.44             --         --         (0.03)        54
               Year ended 12/31/98                        93,871         1.56             --         --         (0.01)        44
               Year ended 12/31/97                        66,999         1.62             --         --          0.07         55
               Year ended 12/31/96                        57,593         1.70             --         --          0.29         39
               Year ended 12/31/95                        44,546         1.74             --         --          0.19         51

+     Commencement of operations.
*     Excludes the effect of sales load.
(a)   Annualized.
(b)   After expenses waived by GISC.
(c)   Amounts do not include the expenses of the underlying Funds.
(d)   Amounts include the expenses of the underlying Funds.


                                    60 & 61

--------------------
Financial Highlights
--------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                                 NET REALIZED
                                                                                                 & UNREALIZED
                                                                                                GAIN/(LOSS) ON
                                                                                                  INVESTMENTS             INCREASE/
                                                        NET ASSET                NET              AND FOREIGN            (DECREASE)
                                                         VALUE,              INVESTMENT            CURRENCY                 FROM
                                                        BEGINNING              INCOME/              RELATED              INVESTMENT
                                                        OF PERIOD              (LOSS)            TRANSACTIONS            OPERATIONS
                                                        ----------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
           CLASS B:
               Year ended 12/31/99                       $17.97               $(0.12)               $6.47                   $6.35
               Year ended 12/31/98                        15.87                (0.09)                3.00                    2.91
               Year ended 12/31/97                        15.12                (0.11)                1.52                    1.41
               Period from 5/1/96+ to 12/31/96            14.71                (0.04)                0.76                    0.72
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
           CLASS A:
               Year ended 12/31/99                         6.66                (0.07)                4.72                    4.65
               Year ended 12/31/98                         9.38                 0.01                (2.73)                  (2.72)
               Period from 4/2/97+ to 12/31/97            10.00                 0.04                (0.63)                  (0.59)
           CLASS B:
               Year ended 12/31/99                         6.44                (0.27)                4.48                    4.21
               Year ended 12/31/98                         9.30                (0.18)               (2.68)                  (2.86)
               Period from 5/6/97+ to 12/31/97            10.28                (0.09)               (0.89)                  (0.98)
THE GUARDIAN INVESTMENT QUALITY BOND FUND
           CLASS A:
               Year ended 12/31/99                         9.99                 0.53                (0.63)                  (0.10)
               Year ended 12/31/98                         9.91                 0.53                 0.23                    0.76
               Year ended 12/31/97                         9.70                 0.58                 0.21                    0.79
               Year ended 12/31/96                        10.00                 0.55                (0.30)                   0.25
               Year ended 12/31/95                         9.12                 0.59                 0.88                    1.47
THE GUARDIAN HIGH YIELD BOND FUND
           CLASS A:
               Year ended 12/31/99                         9.84                 0.78                (0.84)                  (0.06)
               Period from 9/1/98+++ to 12/31/98           9.26                 0.38                 0.58                    0.96
           CLASS B:
               Year ended 12/31/99                         9.83                 0.67                (0.84)                  (0.17)
               Period from 9/1/98+++ to 12/31/98           9.26                 0.31                 0.57                    0.88
THE GUARDIAN TAX-EXEMPT FUND
           CLASS A:
               Year ended 12/31/99                        10.13                 0.40                (0.73)                  (0.33)
               Year ended 12/31/98                         9.99                 0.43                 0.17                    0.60
               Year ended 12/31/97                         9.61                 0.44                 0.38                    0.82
               Year ended 12/31/96                         9.69                 0.42                (0.08)                   0.34
               Year ended 12/31/95                         8.86                 0.44                 0.83                    1.27


                                                                                         DISTRIBUTIONS
                                                                                             FROM
                                                                                         NET REALIZED
                                                                       DISTRIBUTIONS        GAIN ON
                                                         DIVIDENDS       IN EXCESS        INVESTMENTS      NET ASSET
                                                         FROM NET         OF NET          AND FOREIGN       VALUE,
                                                        INVESTMENT      INVESTMENT     CURRENCY RELATED     END OF          TOTAL
                                                          INCOME          INCOME         TRANSACTIONS       PERIOD         RETURN*
                                                        ---------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
           CLASS B:
               Year ended 12/31/99                            --             --              $(1.71)       $22.61          36.16%
               Year ended 12/31/98                            --             --               (0.81)        17.97          18.36
               Year ended 12/31/97                            --             --               (0.66)        15.87           9.37
               Period from 5/1/96+ to 12/31/96            $(0.04)        $(0.08)              (0.19)        15.12           4.34
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
           CLASS A:
               Year ended 12/31/99                         (0.18)            --                  --         11.13          69.91
               Year ended 12/31/98                         (0.00)++          --                  --          6.66         (28.97)
               Period from 4/2/97+ to 12/31/97             (0.03)            --                  --          9.38          (5.86)
           CLASS B:
               Year ended 12/31/99                            --             --                  --         10.65          65.37
               Year ended 12/31/98                            --             --                  --          6.44         (30.75)
               Period from 5/6/97+ to 12/31/97                --             --                  --          9.30          (9.71)
THE GUARDIAN INVESTMENT QUALITY BOND FUND
           CLASS A:
               Year ended 12/31/99                         (0.53)            --               (0.03)         9.33          (1.02)
               Year ended 12/31/98                         (0.53)            --               (0.15)         9.99           7.89
               Year ended 12/31/97                         (0.58)            --                  --          9.91           8.43
               Year ended 12/31/96                         (0.55)            --                  --          9.70           2.73
               Year ended 12/31/95                         (0.59)            --                  --         10.00          16.64
THE GUARDIAN HIGH YIELD BOND FUND
           CLASS A:
               Year ended 12/31/99                         (0.78)            --               (0.02)         8.98          (0.63)
               Period from 9/1/98+++ to 12/31/98           (0.38)            --                  --          9.84           9.24
           CLASS B:
               Year ended 12/31/99                         (0.67)            --               (0.02)         8.97          (1.78)
               Period from 9/1/98+++ to 12/31/98           (0.31)            --                  --          9.83           8.61
THE GUARDIAN TAX-EXEMPT FUND
           CLASS A:
               Year ended 12/31/99                         (0.40)            --               (0.00)++       9.40          (3.29)
               Year ended 12/31/98                         (0.43)            --               (0.03)        10.13           6.11
               Year ended 12/31/97                         (0.44)            --                  --          9.99           8.74
               Year ended 12/31/96                         (0.42)            --                  --          9.61           3.62
               Year ended 12/31/95                         (0.44)            --                  --          9.69          14.59

                                                                          Ratios/Supplemental Data
                                                     ----------------------------------------------------------------
                                                                                                        EXPENSES
                                                       NET ASSETS,                                     (EXCLUDING
                                                         END OF                 EXPENSES            INTEREST EXPENSE)
                                                         PERIOD                TO AVERAGE              TO AVERAGE
                                                     (000'S OMITTED)          NET ASSETS(C)          NET ASSETS (B)
                                                     ----------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
           CLASS B:
               Year ended 12/31/99                      $ 15,623               2.45%                       --
               Year ended 12/31/98                        10,216               2.67                        --
               Year ended 12/31/97                         6,268               2.91                        --
               Period from 5/1/96+ to 12/31/96             3,313               3.05(a)                     --
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
           CLASS A:
               Year ended 12/31/99                        32,940               2.43                        --
               Year ended 12/31/98                        16,342               2.55                        --
               Period from 4/2/97+ to 12/31/97            21,472               2.31(a)                     --
           CLASS B:
               Year ended 12/31/99                         2,320               5.07                        --
               Year ended 12/31/98                         1,367               5.04                        --
               Period from 5/6/97+ to 12/31/97             2,009               4.24(a)                     --
THE GUARDIAN INVESTMENT QUALITY BOND FUND
           CLASS A:
               Year ended 12/31/99                       139,661               0.81(b)                   0.80%
               Year ended 12/31/98                       142,199               0.85(b)                   0.75
               Year ended 12/31/97                        98,935               0.75(b)                     --
               Year ended 12/31/96                        50,794               0.75(b)                     --
               Year ended 12/31/95                        53,706               0.75(b)                     --
THE GUARDIAN HIGH YIELD BOND FUND
           CLASS A:
               Year ended 12/31/99                        54,178               0.75(b)                     --
               Period from 9/1/98+++ to 12/31/98          51,288               0.75(a)(b)                  --
           CLASS B:
               Year ended 12/31/99                         3,184               1.87(b)                     --
               Period from 9/1/98+++ to 12/31/98           2,482               2.33(a)(b)                  --
THE GUARDIAN TAX-EXEMPT FUND
           CLASS A:
               Year ended 12/31/99                        97,908               0.86(b)(d)                  --
               Year ended 12/31/98                        70,720               0.75(b)
               Year ended 12/31/97                        47,360               0.75(b)                     --
               Year ended 12/31/96                        39,185               0.75(b)                     --
               Year ended 12/31/95                        17,501               0.75(b)                     --

                                                                   Ratios/Supplemental Data
                                                     ---------------------------------------------------
                                                                               NET
                                                                           INVESTMENT
                                                      EXPENSES            INCOME/(LOSS)        PORTFOLIO
                                                     SUBSIDIZED            TO AVERAGE          TURNOVER
                                                       BY GISC             NET ASSETS            RATE
                                                     ---------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
           CLASS B:
               Year ended 12/31/99                         --                 (1.03)%              54%
               Year ended 12/31/98                         --                 (1.13)               44
               Year ended 12/31/97                         --                 (1.46)               55
               Period from 5/1/96+ to 12/31/96             --                 (1.47)(a)            39
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
           CLASS A:
               Year ended 12/31/99                         --                 (1.07)               96
               Year ended 12/31/98                         --                  0.18                83
               Period from 4/2/97+ to 12/31/97             --                  0.61 (a)            36
           CLASS B:
               Year ended 12/31/99                         --                 (3.70)               96
               Year ended 12/31/98                         --                 (2.31)               83
               Period from 5/6/97+ to 12/31/97             --                 (0.02)(a)            36
THE GUARDIAN INVESTMENT QUALITY BOND FUND
           CLASS A:
               Year ended 12/31/99                       0.13%                 5.49               271
               Year ended 12/31/98                       0.21                  5.24               309
               Year ended 12/31/97                       0.29                  5.94               313
               Year ended 12/31/96                       0.37                  5.73               257
               Year ended 12/31/95                       0.39                  6.11               401
THE GUARDIAN HIGH YIELD BOND FUND
           CLASS A:
               Year ended 12/31/99                       0.40                  8.34               152
               Period from 9/1/98+++ to 12/31/98         0.51(a)               8.31 (a)            11
           CLASS B:
               Year ended 12/31/99                       1.00                  7.22               152
               Period from 9/1/98+++ to 12/31/98         0.51(a)               6.85 (a)            11
THE GUARDIAN TAX-EXEMPT FUND
           CLASS A:
               Year ended 12/31/99                       0.08                  4.11               144
               Year ended 12/31/98                       0.26                  4.29               111
               Year ended 12/31/97                       0.31                  4.51               202
               Year ended 12/31/96                       0.60                  4.96               240
               Year ended 12/31/95                       0.79                  4.66               194

+     Commencement of operations.
++    Rounds to less than $0.01.
+++   Date of initial public investment.
*     Excludes the effect of sales load.
(a) Annualized. For GHYBF, ratios for 1998 are calculated from 7/7/98 (commencement of operations).
(b)   After expenses subsidized by GISC.
(c) Expense ratio includes interest expense associated with reverse repurchase agreements.
(d) Before offset of custody credits. Including the custody credits, the expense ratio is 0.80%.


                                    62 & 63

--------------------
Financial Highlights
--------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                             NET ASSET                             DIVIDENDS            NET ASSET
                                              VALUE,                 NET           FROM NET              VALUE,
                                             BEGINNING           INVESTMENT       INVESTMENT             END OF             TOTAL
                                             OF PERIOD             INCOME           INCOME               PERIOD            RETURN*
                                             --------------------------------------------------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND

       CLASS A:
         Year ended 12/31/99                  $1.000               $0.044          $(0.044)              $1.000             4.45%
         Year ended 12/31/98                   1.000                0.047           (0.047)               1.000             4.76
         Year ended 12/31/97                   1.000                0.047           (0.047)               1.000             4.81
         Year ended 12/31/96                   1.000                0.045           (0.045)               1.000             4.62
         Year ended 12/31/95                   1.000                0.051           (0.051)               1.000             5.22
       CLASS B:
         Year ended 12/31/99                   1.000                0.044           (0.044)               1.000             4.45
         Year ended 12/31/98                   1.000                0.047           (0.047)               1.000             4.76
         Year ended 12/31/97                   1.000                0.047           (0.047)               1.000             4.81
         Period from 5/1/96+ to 12/31/96       1.000                0.028           (0.028)               1.000             2.81(b)

                                                                            Ratios/Supplemental Data
                                             -----------------------------------------------------------------------------
                                                                                                                   NET
                                               NET ASSETS,                                                     INVESTMENT
                                                 END OF               EXPENSES              EXPENSES             INCOME
                                                 PERIOD              TO AVERAGE            SUBSIDIZED          TO AVERAGE
                                             (000'S OMITTED)       NET ASSETS (C)            BY GISC           NET ASSETS
                                             -----------------------------------------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND

       CLASS A:
         Year ended 12/31/99                   $390,106                0.85%                  0.09%                4.41%
         Year ended 12/31/98                    225,997                0.85                   0.19                 4.65
         Year ended 12/31/97                    132,523                0.85                   0.28                 4.71
         Year ended 12/31/96                     88,217                0.90                   0.30                 4.62
         Year ended 12/31/95                     69,913                0.85                   0.37                 5.10
       CLASS B:
         Year ended 12/31/99                     13,782                0.85                   0.93                 4.41
         Year ended 12/31/98                     12,430                0.85                   0.97                 4.65
         Year ended 12/31/97                      5,864                0.85                   1.10                 4.71
         Period from 5/1/96+ to 12/31/96          2,583                1.16(a)                0.59(a)              4.43(a)

+     Commencement of operations.
*     Excludes the effect of sales load.
(a)   Annualized.
(b)   Not annualized.
(c)   After expenses subsidized by GISC.


                                    64 & 65

---------------------------
Report of Ernst & Young LLP
Independent Auditors
---------------------------

BOARD OF TRUSTEES AND SHAREHOLDERS THE PARK AVENUE PORTFOLIO

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Park Avenue Portfolio (comprising, respectively, The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Asset Allocation Fund, The Guardian Baillie Gifford International Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund and The Guardian Cash Management Fund) as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting The Park Avenue Portfolio at December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                             /s/ ERNST & YOUNG LLP

New York, New York
February 11, 2000

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

o     TRUSTEES

      Joseph D. Sargent--Chair
      John C. Angle
      Frank J. Fabozzi, Ph.D.
      Arthur V. Ferrara, CLU
      Leo R. Futia, CLU
      William W. Hewitt, Jr.
      Sidney I. Lirtzman, Ph.D.
      Carl W. Schafer
      Robert G. Smith, Ph.D

o     OFFICERS

      Frank J. Jones--President
      Joseph A. Caruso
      Howard W. Chin
      Alexander M. Grant, Jr.
      Edward H. Hocknell
      Jonathan C. Jankus
      Ann T. Kearney
      Peter J. Liebst
      Larry A. Luxenberg
      R. Robin Menzies
      Nydia Morrison
      John B. Murphy
      Karen L. Olvany
      Frank L. Pepe
      Richard T. Potter, Jr.
      Thomas G. Sorell
      Donald Sullivan, Jr.

o     INVESTMENT ADVISER & DISTRIBUTOR

      Guardian Investor Services Corporation(R)
      7 Hanover Square
      New York, New York 10004

o     CUSTODIAN OF ASSETS

      State Street Bank and Trust Company
      Custody Division
      1776 Heritage Drive
      North Quincy, Massachusetts 02171

o SHAREHOLDER SERVICING AGENT, TRANSFER AGENT & DIVIDEND PAYING AGENT FOR STATE STREET BANK AND TRUST COMPANY

      National Financial Data Services
      Post Office Box 419611
      Kansas City, Missouri 64141-6611

o     INDEPENDENT AUDITORS

      Ernst & Young LLP
      787 Seventh Avenue
      New York, New York 10019

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency. They involve investment risk, including possible loss of principal amount invested.

This report is authorized for distribution to the public only when accompanied or preceded by a current prospectus for the funds which comprise The Park Avenue Portfolio.

   [LOGO]
GUARDIAN(SM)

Guardian Investor Services Corporation(R)
7 Hanover Square
New York, New York 10004

   [LOGO]
GUARDIAN(SM)

Guardian Investor Services Corporation(R)                      BULK RATE MAIL
7 Hanover Square                                               U.S. POSTAGE PAID
New York, New York 10004                                       PERMIT NO. 1104
                                                               CLIFTON, NJ
EB-011566 12/99